UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435

Waddell & Reed Advisors Funds

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2009

Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors International Growth Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

CONTENTS
Waddell & Reed Advisors Funds

President's Letter	3
Management Discussion, Portfolio Highlights, Illustration of Fund Expenses and Schedule of Investments:
Accumulative Fund	4
Asset Strategy Fund	13
Continental Income Fund	26
Core Investment Fund	35
Dividend Opportunities Fund	42
Energy Fund	49
International Growth Fund	56
New Concepts Fund	63
Science and Technology Fund	71
Small Cap Fund	78
Tax-Managed Equity Fund	85
Value Fund	93
Vanguard Fund	100
Statement of Assets and Liabilities	107
Statement of Operations	109
Statement of Changes in Net Assets	111
Financial Highlights	116
Notes to Financial Statements	142
Report of Independent Registered Public Accounting Firm	165
Income Tax Information	166
Board of Trustees and Officers	167
Approval of Investment Management Agreement	170
Shareholder Meeting Results	171
Annual Privacy Notice	172
Proxy Voting Information	173
Quarterly Portfolio Schedule Information	174
Householding Notice	175
IRA Disclosure	176

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Funds prospectus and current performance information, including current Lipper ranking information.

PRESIDENT'S LETTER
Waddell & Reed Advisors Funds

JUNE 30, 2009 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Every generation faces great challenges and opportunities. A person born in 1909 would have faced huge obstacles two decades later as America's economy crashed into the Great Depression. At the time, at a point in life when many are trying to progress in life, the painful reality was a decade of structural unemployment, loss of hope, and increasing global instability.

Between September 2008 and early March 2009, America was tested once again, in our jobs, as investors, for our country as a global leader and as a culture. Greed, indifference and incompetence shook the global financial system to its core, while fear paralyzed markets. Unemployment rose rapidly.

Since then, the global equity market has enjoyed an encouraging rally. However, we have not yet returned to normal times. Unprecedented government policy actions may result in unintended consequences, but we do appear to be on the mend. Corporate earnings are likely to remain weak in many sectors for several quarters, although it is possible that the trough has been seen.

As you review the returns of your Waddell & Reed Advisors Fund(s) for the fiscal year ended June 30, 2009, it is important to remember that a long-term perspective is an integral part of a successful investment program. For the 12 months ended June 30, 2009, the Standard & Poor's 500 Index, generally reflecting the performance of the domestic equity market, dropped 26.21 percent, while the Citigroup Broad Investment Grade Index, generally reflecting the performance of the fixed income market, rose 7.05 percent.

As with many aspects of life, financial decisions driven by emotion often do not generate the best results. An objective reading of history has shown that yielding to despair over economic downturns is usually a losing strategy.

You'll see inside this report that, over this past fiscal year, several of the Waddell & Reed Advisors equity and specialty funds outpaced their Lipper peer group category and/or benchmark index on a relative basis. We know, however, such information is of slight comfort to those of our shareholders who are struggling to pay bills or find new jobs.

The investment crisis of seven decades ago eventually brought out the best of America as well as a legacy of financial reform that, in 1940, included the law that created the modern mutual fund industry. It's not yet clear what new regulatory framework for the industry may emerge in Washington, but we hope it is balanced and fair.

Economic Snapshot
	6-30-09	6-30-08

U.S. unemployment rate	9.50%	5.50%
Inflation (U.S. Consumer Price Index)	-1.40%	5.00%
U.S. GDP	-1.00%	1.90%
30-year fixed mortgage rate	5.25%	6.45%
Oil price per barrel	$69.82	$140.00

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As shown in the Economic Snapshot table above, the U.S. economy at June 30, 2009 was not in as good as shape as it was 12 months earlier. The unemployment rate is much higher. The economy is shrinking. For consumers, the good news is that inflation is lower and oil prices are much lower than they were a year ago. Mortgage rates also are lower.

We believe that the investing and economic climate will get better in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface. In this uncertain environment, we believe a very strong effort to manage risk is paramount. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Funds and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGEMENT DISCUSSION
Accumulative Fund

(UNAUDITED)

Below, Barry M. Ogden, CFA, CPA, portfolio manager of the Waddell & Reed Advisors Accumulative Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. Mr. Ogden has managed the Fund for five years and has 15 years of industry experience.

Barry M. Ogden

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Accumulative Fund (Class A shares at net asset value)	-31.42%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-26.21%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Multi-Cap Core Funds Universe Average	-26.45%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

A very difficult first half of the year

Investors witnessed one of the worst equity markets in decades during the past fiscal year, and we were clearly not immune to the downdraft in equity prices. The Fund lost more money this past fiscal year than both its benchmark index and Lipper peer group.

Our underperformance was heavily skewed towards the first half of the year, as we were too heavily exposed to economically sensitive areas, such as industrials, which was the single biggest detractor to performance during this period of time. We gradually reduced our exposure to this sector, but it was not fast enough to offset the severe downdraft in the economy. The energy sector also detracted from our performance during the first half of the year, as the price of oil began its march down from $145 a barrel in July to less than $40 a barrel by the end of 2008. Lastly, our underweight within financials and health care also hurt our performance. We did, however, have several sectors that materially outperformed our benchmark index, led by technology and consumer discretionary, but again, they just went down significantly less during this period.

This was in the context of a market hit by the most severe equity market downturn since the 1930s. Sentiment and fundamentals gradually declined as autumn approached. By October, the market went into complete meltdown mode, as the S&P 500 Index, generally a measure of the broader markets, dropped quickly and substantially. The economy slowed further, the consumer shut down, credit disappeared, housing worsened and the markets ultimately hit new lows in early March 2009. At this point, there was real concern from investors that we were headed even lower. Fortunately, aggressive fiscal and monetary policies from key leaders helped to stem additional declines and the equity markets eventually found some stability.

The fiscal third quarter did bring continued weakness in industrials, while our underweight in the financial sector helped our relative performance, as the financials were one of the weakest sectors in that quarter. Overall, the Fund started to perform significantly better relative to its benchmark during the fiscal third quarter. By the fiscal fourth quarter, the Fund started to find its stride and we outperformed during the final quarter of the fiscal year by more than 200 basis points. Our performance during the quarter was led by a rebound in the MEI space - materials, energy and industrials - as investors started to comprehend that the environment was marginally improving. In addition, we feel that our growing exposure to well-positioned technology companies helped performance materially.

Portfolio strategy remains consistent despite uncertain times

Although the credit markets seem to have improved from the doldrums in February and March, we feel that the majority of the issuers we hold are not over leveraged and we believe that they will not need the capital markets for current or future growth plans. This is a characteristic we believe to be critical to long-term positioning and success in this uncertain environment, where the capital markets were basically shut down just a few short months ago. Our strategy for portfolio construction remains consistent and focused on identifying companies that we believe will be able to profitably grow their business, take market share and generate sizeable amounts of free cash flow, especially during this downturn. It is our belief that many of our current holdings will come out of this downturn much better positioned than when the recession began in late 2007.

How the Fund has used stock options

Another strategy we used this past fiscal year was stock options. Starting around April of 2008, we began to adopt and implement a derivative strategy that attempted to take advantage of higher volatility and inflated premiums. Our general approach was to sell into volatile markets with both calls and puts, specifically selling deep out of the money calls and deep out of the money puts. As the economic situation worsened during the year, we were forced to close out positions rather than take ownership of the now "in the money" put positions that we had written, although our call positions helped offset some of the pressures from the put positions. By early 2009, we began to establish new positions, albeit at a slower pace, as a result of the reduction in overall volatility.

Our strategy remains to try to exploit opportunities in stock specific stories, while maintaining a discipline of keeping the duration of our calls and puts relatively short, while at the same time establishing strike prices that are far enough out of the money to account for ongoing uncertainties in the economic backdrop.

The current environment is clearly "less bad"

We feel investors can breathe a small sigh of relief as, toward the end of the fiscal period, equity markets provided hope and some signs of life. This is an important first step after what has been a protracted decline since the fourth quarter of 2007. The S&P 500 actually showed a positive return during the second quarter of 2009, the final fiscal quarter. In fact, it was the S&P 500's best quarterly performance since the second calendar quarter of 2007. Much of the improvement in the equity markets seems to be coming from investors believing that the "depression scenario," which was being talked about frequently in mid-March, may now be removed from the equation. At this point, we would agree that the risks and threat of the next "Great Depression" has in fact been reduced significantly, but not eliminated. Remember, virtually every important economically sensitive data series, such as housing, consumer confidence, consumer spending, credit availability, auto sales, manufacturing output and many more, were in a complete freefall as we exited 2008 and during the first few months of 2009. It's only recently that investors have seen some signs of stabilization, as measured by slowing year-over-year declines and marginally improved sequential data points. Further improvements would likely confirm to us that the worst may in fact be behind us, and that a better economic environment for equities could be right around the corner.

Our outlook

From our vantage point, it seems like the single biggest question that stands before us as equity investors remains whether or not things are actually getting better or if we've just entered the stabilization phase, albeit at a low level. In our opinion, the direction of the equity markets over the next six months will be impacted greatly by the answer to this question. If the economic environment does not improve, it would be hard to imagine the equity markets holding their recent gains in the face of rising unemployment, continued weak housing data and ongoing layoffs. We feel the markets have already priced in some sort of a recovery and, at current levels, we'll need to see things improve. Investors will no longer be wooed by the simple idea that the rate of decline is slowing. That way of thinking helped lift the markets off the lows set in March, but at this point, we'll need a greater degree of confirmation that things are improving and, unfortunately, we do not see it yet.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Accumulative Fund.

PORTFOLIO HIGHLIGHTS
Accumulative Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	90.86%
Information Technology	17.50%
Industrials	14.90%
Consumer Staples	13.76%
Energy	13.50%
Materials	7.06%
Consumer Discretionary	6.80%
Financials	6.35%
Health Care	6.18%
Utilities	3.94%
Telecommunication Services	0.87%
Cash and Cash Equivalents	9.14%

Lipper Rankings

Category: Lipper Multi-Cap Core Funds	Rank	Percentile
1 Year	638/760	84
3 Year	178/615	29
5 Year	145/459	32
10 Year	78/174	45
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Microsoft Corporation	Information Technology
Hewlett-Packard Company	Information Technology
McDonald's Corporation	Consumer Discretionary
Union Pacific Corporation	Industrials
Costco Wholesale Corporation	Consumer Staples
Exxon Mobil Corporation	Energy
Gilead Sciences, Inc.	Health Care
General Dynamics Corporation	Industrials
Schlumberger Limited	Energy
Rockwell Collins, Inc.	Industrials
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Accumulative Fund

(UNAUDITED)

Accumulative Fund, Class A Shares(1)	$8,503
S&P 500 Index	$7,409
Lipper Multi-Cap Core Funds Universe Average	$9,739

Date	Accumulative Fund, Class A Shares	S&P 500 Index	Lipper Multi-Cap Core Funds Universe Average
12-31-1999	9,425	10,000	10,000
12-31-2000	11,325	9,082	10,236
6-30-2001	10,152	8,474	9,946
6-30-2002	8,595	6,947	8,631
6-30-2003	7,968	6,966	8,637
6-30-2004	8,907	8,297	10,458
6-30-2005	9,718	8,822	11,305
6-30-2006	10,575	9,584	12,532
6-30-2007	13,081	11,558	15,000
6-30-2008	12,398	10,041	13,242
6-30-2009	8,503	7,409	9,739

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-35.36%	-34.93%	-32.13%	-31.17%
5-year period ended 6-30-09	-2.09%	-2.21%	-1.93%	-0.65%
10-year period ended 6-30-09	-0.28%	––	––	0.57%
Since inception of Class(3) through 6-30-09	––	-0.01%	-0.05%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-6-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

DISCLOSURE OF EXPENSES
Waddell & Reed Advisors Funds

(UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The Illustration of Fund Expenses for each fund is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2009.

Actual Expenses

The first line for each share class in each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in each table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ILLUSTRATION OF FUND EXPENSES
Accumulative Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,048.30	1.25%	$ 6.35
Class B	$1,000	$1,041.20	2.55%	$12.86
Class C	$1,000	$1,043.00	2.38%	$12.05
Class Y	$1,000	$1,050.20	1.09%	$ 5.54
Based on 5% Return(2)
Class A	$1,000	$1,018.58	1.25%	$ 6.26
Class B	$1,000	$1,012.15	2.55%	$12.68
Class C	$1,000	$1,012.97	2.38%	$11.88
Class Y	$1,000	$1,019.38	1.09%	$ 5.45
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.
See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Accumulative Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 6.86%
General Dynamics Corporation	510	$28,249
Ladish Co., Inc. (A)	180	2,335
Precision Castparts Corp.	205	14,971
Raytheon Company	195	8,673
Rockwell Collins, Inc.	615	25,656
		79,884
Airlines - 1.64%
AMR Corporation (A)	350	1,407
Delta Air Lines, Inc. (A)	440	2,548
Southwest Airlines Co.	2,260	15,209
		19,164
Apparel, Accessories & Luxury Goods - 0.78%
Coach, Inc. (B)	260	6,989
Under Armour, Inc., Class A (A)	95	2,126
		9,115
Asset Management & Custody Banks - 1.53%
Janus Capital Group Inc.	1,560	17,784

Biotechnology - 3.29%
Amgen Inc. (A)	117	6,199
Gilead Sciences, Inc. (A)	685	32,086
		38,285
Brewers - 1.87%
Molson Coors Brewing Company, Class B	515	21,800

Communications Equipment - 4.27%
Cisco Systems, Inc. (A)	586	10,916
Nokia Corporation, Series A, ADR	839	12,237
QUALCOMM Incorporated	425	19,210
Research In Motion Limited (A)	104	7,403
		49,766
Computer Hardware - 4.96%
Apple Inc. (A)	135	19,228
Hewlett-Packard Company	1,000	38,649
		57,877
Construction & Farm Machinery & Heavy Trucks - 2.87%
Bucyrus International, Inc., Class A (B)	684	19,537
Deere & Company (B)	350	13,983
		33,520
Consumer Finance - 0.40%
American Express Company	200	4,648

Data Processing & Outsourced Services - 2.03%
Visa Inc., Class A	380	23,653

Department Stores - 1.22%
Kohl's Corporation (A)	117	5,006
Macy's Inc.	630	7,409
Nordstrom, Inc.	90	1,790
		14,205
Electric Utilities - 0.54%
Exelon Corporation	122	6,248

Environmental & Facilities Services - 0.43%
Waste Connections, Inc. (A)	195	5,058

Fertilizers & Agricultural Chemicals - 1.72%
Monsanto Company	270	20,072

Footwear - 0.42%
NIKE, Inc., Class B	95	4,919

Gas Utilities - 1.39%
Equitable Resources, Inc.	464	16,184

Health Care Equipment - 1.19%
Hologic, Inc. (A)	976	13,887

Home Improvement Retail - 0.70%
Lowe's Companies, Inc.	420	8,152

Household Products - 2.10%
Procter & Gamble Company (The)	480	24,528

Hypermarkets & Super Centers - 4.68%
Costco Wholesale Corporation	780	35,645
Wal-Mart Stores, Inc.	390	18,892
		54,537
Independent Power Producers & Energy Traders - 2.01%
Mirant Corporation (A)	488	7,681
NRG Energy, Inc. (A)	610	15,836
		23,517
Integrated Oil & Gas - 5.83%
Chevron Corporation	249	16,490
ConocoPhillips	411	17,303
Exxon Mobil Corporation	488	34,117
		67,910
Integrated Telecommunication Services - 0.87%
AT&T Inc.	410	10,184

Investment Banking & Brokerage - 1.63%
Charles Schwab Corporation (The)	780	13,681
Goldman Sachs Group, Inc. (The) (B)	36	5,352
		19,033
Managed Health Care - 0.45%
Coventry Health Care, Inc. (A)(B)	281	5,258

Metal & Glass Containers - 0.70%
Pactiv Corporation (A)	375	8,149

Oil & Gas Drilling - 2.13%
Nabors Industries Ltd. (A)	90	1,402
Patterson-UTI Energy, Inc.	839	10,793
Transocean Inc. (A)(B)	171	12,689
		24,884
Oil & Gas Equipment & Services - 3.49%
Schlumberger Limited	504	27,293
Smith International, Inc.	520	13,390
		40,683
Oil & Gas Exploration & Production - 2.05%
Ultra Petroleum Corp. (A)	270	10,530
XTO Energy Inc.	350	13,349
		23,879
Other Diversified Financial Services - 0.67%
JPMorgan Chase & Co.	230	7,845

Paper Packaging - 1.27%
Sealed Air Corporation	805	14,856

Pharmaceuticals - 1.25%
Abbott Laboratories	310	14,582

Property & Casualty Insurance - 1.46%
ACE Limited	385	17,029

Railroads - 3.10%
Union Pacific Corporation	693	36,072

Reinsurance - 0.32%
RenaissanceRe Holdings Ltd.	80	3,723

Restaurants - 3.68%
McDonald's Corporation	650	37,369
YUM! Brands, Inc.	166	5,531
		42,900
Semiconductors - 1.51%
Broadcom Corporation, Class A (A)	166	4,113
Microchip Technology Incorporated	600	13,530
		17,643
Soft Drinks - 2.20%
Coca-Cola Company (The)	180	8,638
PepsiCo, Inc.	310	17,038
		25,676
Specialized Finance - 0.34%
CME Group Inc.	13	3,951

Specialty Chemicals - 2.95%
Albemarle Corporation	635	16,234
Ecolab Inc.	465	18,130
		34,364
Steel - 0.42%
Allegheny Technologies Incorporated (B)	140	4,904

Systems Software - 4.73%
Microsoft Corporation (B)	2,318	55,096

Tobacco - 2.91%
Altria Group, Inc.	470	7,703
Lorillard, Inc. (B)	210	14,232
Philip Morris International Inc.	275	11,996
		33,931

TOTAL COMMON STOCKS - 90.86%		$1,059,355

(Cost: $1,088,116)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 9.03%
Baxter International Inc.:
0.280%, 7-8-09	$6,000	6,000
0.300%, 7-9-09	6,000	6,000
Bemis Company, Inc.,
0.500%, 7-13-09	7,500	7,499
Corporacion Andina de Fomento,
0.320%, 8-17-09	5,000	4,998
General Mills, Inc.,
0.400%, 7-9-09	5,000	5,000
Hewlett-Packard Company,
0.120%, 7-1-09	14,774	14,773
Kellogg Co.,
0.400%, 7-10-09	6,000	5,999
Kitty Hawk Funding Corp.,
0.280%, 7-17-09	10,000	9,999
Kraft Foods Inc.,
0.350%, 7-16-09	5,000	4,999
McCormick & Co. Inc.,
0.250%, 7-1-09	10,000	10,000
Roche Holdings, Inc.,
0.190%, 7-9-09	10,000	10,000
Straight-A Funding, LLC (Federal Financing Bank),
0.270%, 7-24-09	10,000	9,998
Unilever Capital Corporation,
0.100%, 7-9-09	5,000	5,000
Verizon Communications Inc.,
0.360%, 7-14-09	5,000	4,999
		105,264
Master Note - 0.16%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (C)	1,886	1,886

TOTAL SHORT-TERM SECURITIES - 9.19%		$107,150

(Cost: $107,150)

TOTAL INVESTMENT SECURITIES - 100.05%		$1,166,505

(Cost: $1,195,266)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.05%)		(591)

NET ASSETS - 100.00%		$1,165,914

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Securities serve as cover or collateral for the following written options outstanding at June 30, 2009:

Underlying Security	Contracts Subject to Call		Expiration Month	Exercise Price	Premium Received	Market Value
Allegheny Technologies Incorporated	––	*	July 2009	$40.00	$38	$(15)
Bucyrus International, Inc., Class A	1		July 2009	35.00	50	(10)
CME Group Inc.	––	*	July 2009	350.00	10	(2)
Coach, Inc.	1		July 2009	30.00	48	(7)
Coventry Health Care, Inc.	1		July 2009	22.50	37	(3)
Deere & Company	––	*	July 2009	48.00	19	(2)
Goldman Sachs Group, Inc. (The)	––	*	July 2009	165.00	7	(2)
Lorillard, Inc.	––	*	July 2009	75.00	17	(1)
Smith International, Inc.	––	*	July 2009	35.00	20	(1)
Transocean Inc.	––	*	July 2009	95.00	26	(1)

					$272	$(44)

Underlying Security	Contracts Subject to Put		Expiration Month	Exercise Price	Premium Received	Market Value
Allegheny Technologies Incorporated	––	*	July 2009	$25.00	$31	$(5)
American Express Company	––	*	July 2009	20.00	19	(4)
Apple Inc.	––	*	August 2009	105.00	21	(10)
Deere & Company	1		July 2009	38.00	36	(49)
Lorillard, Inc.	––	*	July 2009	60.00	13	(1)
Visa Inc., Class A	––	*	July 2009	60.00	20	(34)
XTO Energy Inc.	––	*	July 2009	37.00	17	(42)

					$157	$(145)

*Not shown due to rounding.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$1,205,061

Gross unrealized appreciation	110,169
Gross unrealized depreciation	(148,725)

Net unrealized depreciation	$(38,556)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Asset Strategy Fund

(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the Waddell & Reed Advisors Asset Strategy Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2009. Mr. Avery has managed the Fund for 12 years and he has 31 years of industry experience. Mr. Caldwell has managed the Fund for two years and he has 12 years of industry experience.

Michael L. Avery

Ryan F. Caldwell

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

			HIGH	CREDIT QUALITY
X			MEDIUM
LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Asset Strategy Fund (Class A shares at net asset value)	-21.19%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-26.21%
(generally reflects the performance of large and medium-size U.S. stocks)
Citigroup Broad Investment Grade Index	7.05%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	1.62%
(generally reflects cash)
Lipper Flexible Portfolio Funds Universe Average	-15.24%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are shown because the Fund invests in multiple asset classes.

Our losses were less than the Fund's equity benchmark for the fiscal year, but we consider the Fund's results disappointing. We had a lower absolute return than our Lipper peer group average because of three factors - asset allocation, our equity index futures positioning and our positioning in equities hit hard by a cyclical collapse in global demand for commodities and weakened corporate earnings.

From an asset allocation standpoint, our U.S. government bond weighting was too light relative to our peers during the first half of the past fiscal year. The Fund had a much smaller percentage of U.S. Treasuries than many asset allocation funds as well as the Citigroup Broad Investment Grade Index. As the credit and stock markets collapsed and the global economy slid into a deep recession last autumn, long-term U.S. Treasuries were a very strong asset class during the first half of the fiscal year.

However, beginning in January 2009, as the Federal Reserve and Obama administration proceeded with several trillion dollars of monetary and fiscal spending, investors moved back into riskier asset classes. Treasuries underperformed other asset classes, and current calendar year returns so far have been negative through June 2009. Beginning in the summer of 2008, equity markets were also affected by volatility and plunging energy prices. The period between July 2008 and the end of December 2008 was especially rough.

In the fourth calendar quarter of 2008, credit markets and corporate earnings deteriorated rapidly. This, plus an unprecedented range of government action, influenced our decision-making with respect to the Fund's asset mix. To summarize, the Federal Reserve and the Treasury engaged in three aggressive policies - a financial sector stabilization policy, a zero interest rate policy and a policy to inject massive amounts of liquidity in whatever market seemed to need it. However, business and consumer lending were not adequately revived. In addition, all three policies increased the risk of unintended consequences, such as a flight to any asset class that the government had guaranteed. These unintended consequences made the overall investment horizon increasingly difficult to navigate.

In the first calendar quarter of 2009, uncertainty continued to prevail as America's balance sheet recession deepened, and we continued to maintain a defensive portfolio posture. We became more optimistic in the second calendar quarter as credit markets improved. What we mean by a balance sheet recession is that the average person in this country is responding to lower asset values on their homes and their investment portfolio, coupled with threats to their earning potential. Income and assets have gone down, but liabilities have not gone down.

We believe that U.S. consumer spending is in an apparent secular shift that we think could take the savings rate much higher even as the government borrows trillions to spend on new and existing programs. The effects of Washington's efforts so far in 2009 are, in our view, mixed. Congressional and Obama administration actions in January and February generated additional negative, unintended consequences that added to market volatility, and reinforced our current market views.

There is a huge imbalance between assets and liabilities in the U.S., not unlike the situation in the 1930s. The classical government response to this is to employ Keynesian economics - fiscal spending, which historically has taken a long time before it has a real impact. We feel this will again be the case.

Our positioning during the fiscal year

As the global recession deepened during the past fiscal year, we:

  Increased our weighting in investment grade corporate, municipal and corporate high-yield bonds. These categories of bonds appeared to us to offer attractive total return opportunities relative to U.S. Treasuries. We may reduce this positioning in the coming months.
  Tactically modified our cash position as market conditions changed. As markets improved, we closed out the fiscal year with an approximately 3 percent cash weighting (shown in the Asset Allocation pie chart that accompanies this report) that was less than the percentage we held at June 30, 2008. During the year, however, cash at times represented more than a third of the Fund's net assets. We also consider cash as a form of hedge that allows us to be open to opportunities as they emerge.
  Retained a strong gold bullion position. We believe that gold is a currency as much as a commodity and the only currency that has not been tainted by governmental policies that, in the long run, could be inflationary. Overall, gold prices rose over the past 12 months, but the rally was not as sustained as we had expected given the severity of the global economic crisis. The Fund's gold holdings are stored in vaults at a custodian bank in New York City, and very carefully monitored.
  Maintained a strong focus on equity securities we believed were likely to benefit from a potential economic recovery in China. These include banks, insurance companies and consumer/industrial companies that we feel are likely to benefit from China's economic stimulus actions, which we believe are more likely to be effective than fiscal stimulus efforts in the U.S. Compared to the U.S., Asian households not only generally have healthier balance sheets, but enjoy rising incomes, and we think are more likely than not to increase their use of financial leverage.
  Fine tuned our equity and corporate bond positions to favor large-cap, dividend-paying securities of companies that we think have resilient global brands and solid free cash flow. Rather than focus on sectors and industries, we focused on individual securities. We looked for the one-off opportunity, and opportunities that resulted from market dislocations across asset classes.
Our outlook: Headwinds abound

Among the long-term questions we asked ourselves as the equity market imploded this past autumn, and that we continue to ask, are:

  How long will the global slowdown last?
  Is the current equity market rebound sustainable?
  What is it going to take for a company to thrive as conditions improve?
  Are we back to a protracted period like 1969 to 1982, where the market stays in a narrow yet volatile trading range?

As we look ahead, we are very mindful of many headwinds, including:

The likelihood of a protracted period of economic contraction. The worst of the credit crisis may be behind us, but we feel that problems remain for the global economy, and for corporate balance sheets. This is evidenced by the World Bank's recent forecast of a 2.9 percent contraction in global GDP for calendar year 2009. We think we are likely to see a continuing rise in corporate bankruptcies and consumer defaults.

Lack of liquidity in the housing market. The government's initial focus appeared to weigh too heavily on providing short-term consumer stimulus and preventing foreclosures rather than reducing the massive inventory of unsold, distressed properties. In our view, it will take many months for home prices to stabilize and the market to recover. Recent modest sales increases in existing homes are encouraging and suggest the long and painful process of reducing the excess housing inventory may have begun.

Weak corporate earnings. The recession is likely to weigh on 2009 S&P 500 profits, making accurate valuation of individual stocks a challenging task. We think historical P/Es (price-to-earnings ratios) are of limited value for stock-picking. At the time, however, we believe individual security selection will be highly important in the months ahead. We are focusing on metrics other than P/E in an effort to figure appropriate value for equities.

A weaker U.S. dollar. Although the greenback rebounded against major currencies between the summer of 2008 and December, reflecting its perceived status as a safe haven amid the credit crunch, the U.S. dollar fell in the first calendar half of 2009 as the U.S. government took on several trillion dollars in new obligations. In addition, countries such as China are taking aggressive steps to position their currency as a trade alternative.

Deleveraging on a massive scale. We faced a near implosion of the global financial system in October. While government aid has helped to stabilize the situation, we think much of the global economy will continue to focus on paying down/resolving debt in the quarters ahead, with the possible exception of Asia.

For now, the domestic economic news remains troubling. The U.S. unemployment rate very likely will move above 10 percent in our view (from 9.5 percent as of June 2009). We believe that conditions suggest no improvement until 2010. The U.S. lost nearly 3 million jobs in calendar year 2008, the most since the end of World War II, and could lose millions more as the recession unfolds.

There's been a lot of talk in Washington and on Wall Street about green shoots. We've been fairly skeptical because most recent economic data suggest merely a change in the rate of decline rather than actual growth. However, one area where we have seen real improvement is in the credit markets. Credit markets were the epicenter of the nation's financial crisis last year. We believe this is where a recovery was most needed, and in fact has occurred.

We feel our flexibility in managing the Fund's assets gives us an advantage in our effort to navigate the uncertainties that lie ahead. We are looking at many asset classes to help balance the Fund and generate income.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. Investing in high-income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Asset Strategy Fund.

PORTFOLIO HIGHLIGHTS
Asset Strategy Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)
Asset Allocation

Stocks	70.44%
Financials	24.05%
Information Technology	14.70%
Energy	12.03%
Materials	7.11%
Consumer Discretionary	4.87%
Industrials	3.50%
Consumer Staples	2.50%
Health Care	1.68%
Bullion (Gold)	17.00%
Options	1.60%
Bonds	7.85%
Corporate Debt Securities	5.41%
United States Government and Government Agency Obligations	1.42%
Municipal Bonds	0.84%
Senior Loans	0.18%
Cash and Cash Equivalents	3.11%

Lipper Rankings
Category: Lipper Flexible Portfolio Funds	Rank	Percentile
1 Year	127/173	73
3 Year	3/114	3
5 Year	2/82	3
10 Year	3/49	6
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Country Weightings

Pacific Basin	32.90%
China	17.43%
India	5.20%
Taiwan	4.97%
Other Pacific Basin(1)	5.30%
North America	32.73%
United States	32.68%
Other North America(2)	0.05%
Bullion (Gold)	17.00%
Europe	9.56%
United Kingdom	4.94%
Other Europe(3)	4.62%
Bahamas/Caribbean(4)	1.90%
South America(5)	1.20%
Cash and Cash Equivalents and Options	4.71%
(1)Includes 0.10% Australia, 3.45% Hong Kong, 1.60% South Korea and 0.15% Vietnam.

(2)Includes 0.05% Mexico.

(3)Includes 3.03% France, 0.08% Poland, 1.06% Sweden and 0.45% Switzerland.

(4)Includes 0.21% Bahamas, 0.07% British Virgin Islands and 1.62% Cayman Islands.

(5)Includes 1.20% Brazil.

Bond Portfolio Characteristics

Average maturity	2.6 years
Effective duration	0.8 years
Weighted average bond rating	A+

Top 10 Equity Holdings

Company	Country	Sector
Industrial and Commercial Bank of China (Asia) Limited	China	Financials
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	Information Technology
China Life Insurance Company Limited, H Shares	China	Financials
Monsanto Company	United States	Materials
QUALCOMM Incorporated	United States	Information Technology
Standard Chartered PLC	United Kingdom	Financials
China Shenhua Energy Company Limited, H Shares	China	Energy
TOTAL S.A.	France	Energy
Visa Inc., Class A	United States	Information Technology
Weatherford International Ltd.	United States	Energy
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Asset Strategy Fund

(UNAUDITED)

Asset Strategy Fund, Class A Shares(1)	$25,640
S&P 500 Index	$ 8,514
Citigroup Broad Investment Grade Index	$18,050
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$13,903
Lipper Flexible Portfolio Funds Universe Average	$14,665

DATE	W&R ADVISORS ASSET STRATEGY FUND, CLASS A SHARES	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATE OF DEPOSIT	LIPPER FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE
9/30/1999	9,425	10,000	10,000	10,000	10,000
9/30/2000	12,617	11,324	10,692	10,630	12,101
6/30/2001	11,997	9,738	11,544	11,085	11,634
6/30/2002	12,099	7,983	12,525	11,358	10,845
6/30/2003	12,498	8,004	13,843	11,530	11,191
6/30/2004	13,434	9,535	13,896	11,655	12,823
6/30/2005	15,702	10,138	14,869	11,920	14,002
6/30/2006	21,794	11,014	14,749	12,436	15,375
6/30/2007	25,448	13,282	15,646	13,114	17,511
6/30/2008	32,535	11,538	16,861	13,682	17,301
6/30/2009	25,640	8,514	18,050	13,903	14,665

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

 (1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-25.72%	-24.25%	-21.79%	-20.92%
5-year period ended 6-30-09	12.46%	12.68%	12.87%	14.18%
10-year period ended 6-30-09	9.84%	––	––	10.90%
Since inception of Class(3) through 6-30-09	––	9.74%	9.85%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-6-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Asset Strategy Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,064.80	1.24%	$ 6.30
Class B	$1,000	$1,059.90	2.13%	$10.92
Class C	$1,000	$1,061.30	2.06%	$10.51
Class Y	$1,000	$1,067.40	0.89%	$ 4.55
Based on 5% Return(2)
Class A	$1,000	$1,018.66	1.24%	$ 6.16
Class B	$1,000	$1,014.21	2.13%	$10.68
Class C	$1,000	$1,014.60	2.06%	$10.27
Class Y	$1,000	$1,020.39	0.89%	$ 4.44
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Asset Strategy Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Automobile Manufacturers - 1.60%
Hyundai Motor Company (A)	741	$43,095

Biotechnology - 1.68%
Gilead Sciences, Inc. (B)	970	45,455

Casinos & Gaming - 1.21%
Wynn Resorts, Limited (B)	928	32,755

Coal & Consumable Fuels - 2.25%
China Shenhua Energy Company Limited, H Shares (A)	16,536	60,916

Communications Equipment - 5.77%
QUALCOMM Incorporated (C)	2,447	110,590
Reliance Communication Ventures Limited (A)	2,784	16,820
Telefonaktiebolaget LM Ericsson, B Shares (A)	2,919	28,639
		156,049
Construction & Engineering - 2.63%
China Communications Construction Company Limited, H Shares (A)	37,664	44,030
Larsen & Toubro Limited (A)	825	26,987
		71,017
Data Processing & Outsourced Services - 2.84%
Redecard S.A. (A)(D)	267	4,088
Redecard S.A. (A)	1,093	16,734
Visa Inc., Class A	901	56,090
		76,912
Diversified Banks - 11.33%
Barclays PLC (A)(D)	4,010	18,671
Cia Brasileira de Meios de Pagamento (A)(B)(E)	500	4,300
HDFC Bank Limited (A)	667	20,777
ICICI Bank Limited (A)	1,367	20,607
Industrial and Commercial Bank of China (Asia) Limited (A)	183,575	127,909
Industrial and Commercial Bank of China Limited, H Shares (A)(D)	48,844	34,033
Standard Chartered PLC (A)	3,291	61,716
State Bank of India (A)	493	17,952
		305,965
Diversified Capital Markets - 0.45%
UBS AG (A)(B)(E)	1,000	12,231

Diversified Metals & Mining - 2.88%
Southern Copper Corporation	2,109	43,109
Xstrata plc (A)	3,202	34,622
		77,731
Education Services - 0.88%
New Oriental Education & Technology Group Inc., ADR (B)	353	23,796

Fertilizers & Agricultural Chemicals - 4.23%
Monsanto Company	1,540	114,490

Footwear - 0.72%
NIKE, Inc., Class B	378	19,578

Heavy Electrical Equipment - 0.87%
ALSTOM (A)	401	23,631

Hotels, Resorts & Cruise Lines - 0.46%
Ctrip.com International, Ltd. (B)	266	12,328

Household Products - 0.54%
Reckitt Benckiser Group plc (A)	321	14,621

Integrated Oil & Gas - 3.11%
China Petroleum & Chemical Corporation, H Shares (A)	33,812	25,784
TOTAL S.A. (A)	1,077	58,166
		83,950
Life & Health Insurance - 4.73%
China Life Insurance Company Limited, H Shares (A)	31,897	117,297
Ping An Insurance (Group) Company of China, Ltd., H Shares (A)	1,564	10,581
		127,878
Mortgage REITs - 1.06%
Annaly Capital Management, Inc.	1,898	28,734

Oil & Gas Equipment & Services - 3.66%
Halliburton Company	926	19,164
Schlumberger Limited	494	26,747
Weatherford International Ltd. (B)	2,723	53,257
		99,168
Oil & Gas Exploration & Production - 3.01%
CNOOC Limited (A)	18,171	22,532
Devon Energy Corporation	632	34,444
XTO Energy Inc.	638	24,321
		81,297
Personal Products - 0.74%
Hengan International Group Company Limited (A)	4,282	20,057

Real Estate Development - 1.45%
China Overseas Land & Investment Limited (A)	16,846	39,125

Real Estate Management & Development - 0.60%
DLF Limited (A)	2,508	16,272

Regional Banks - 1.36%
China Construction Bank Corporation (A)	47,374	36,738

Semiconductors - 6.09%
MediaTek Incorporation (A)	1,301	15,544
PMC-Sierra, Inc. (B)	3,804	30,279
Taiwan Semiconductor Manufacturing Company Ltd. (A)	71,208	118,716
		164,539
Specialized Finance - 2.13%
CME Group Inc.	94	29,275
Hong Kong Exchanges and Clearing Limited (A)	1,814	28,258
		57,533
Thrifts & Mortgage Finance - 0.79%
HOUSING DEVELOPMENT FINANCE CORPORATION LIMITED (A)	438	21,446

Tobacco - 1.22%
Philip Morris International Inc.	752	32,789

TOTAL COMMON STOCKS - 70.29%		$1,900,096

(Cost: $1,676,437)

INVESTMENT FUNDS - 0.15%

Multiple Industry
Vietnam Azalea Fund Limited (B)(F)(G)	1,100	$4,114
(Cost: $7,268)

CORPORATE DEBT SECURITIES	Principal

Beverage / Bottling - 0.07%
Anheuser-Busch InBev Worldwide Inc.,
7.200%, 1-15-14 (E)	$1,700	1,828

Biotechnology - 0.03%
Amgen Inc., Convertible,
0.125%, 2-1-11	900	855

Building Products - 0.05%
Desarrolladora Homex, S.A. de C.V.,
7.500%, 9-28-15	1,600	1,376

Coal & Consumable Fuels - 0.02%
Massey Energy Company, Convertible,
3.250%, 8-1-15	900	594

Consumer Finance - 0.13%
American Express Travel Related Services Co., Inc.,
5.250%, 11-21-11 (E)	3,400	3,380

Consumer Products - 0.01%
Staples, Inc.,
7.750%, 4-1-11	240	254

Consumer Products / Tobacco - 0.08%
Central European Distribution Corporation,
8.000%, 7-25-12 (E)(H)	EUR1,800	2,134

Department Stores - 0.13%
Kohl's Corporation,
6.300%, 3-1-11	$3,400	3,540

Diversified Chemicals - 0.02%
E.I. du Pont de Nemours and Company,
5.875%, 1-15-14	400	433

Diversified Metals & Mining - 0.10%
BHP Billiton Finance (USA) Limited,
5.500%, 4-1-14	2,600	2,790

Electric Utilities - 0.34%
Allegheny Energy Supply Company, LLC,
7.800%, 3-15-11	8,820	9,126

Finance - Other - 0.15%
AXA Financial, Inc.,
7.750%, 8-1-10	2,400	2,406
Block Financial LLC,
7.875%, 1-15-13	1,190	1,290
Western Union Company (The),
6.500%, 2-26-14	430	459
		4,155
Finance Companies - 0.16%
C5 Capital (SPV) Limited,
6.196%, 12-31- 49 (D)(I)	3,750	1,990
Toyota Motor Credit Corporation,
1.120%, 1-18-15 (I)	2,400	2,326
		4,316
Forest Products - 0.05%
Sino-Forest Corporation,
9.125%, 8-17-11 (D)	1,325	1,325

Gas - Local Distribution - 0.11%
DCP Midstream, LLC,
9.700%, 12-1-13 (D)	2,726	3,006

Gas Pipe Lines - 0.41%
Duke Capital Corporation,
7.500%, 10-1-09	5,350	5,410
Enterprise Products Operating LLC,
9.750%, 1-31-14	4,880	5,612
		11,022
General Merchandise Stores - 0.07%
Dollar General Corporation,
11.875%, 7-15-17	1,700	1,836

Home Improvement Retail - 0.13%
Home Depot, Inc. (The),
5.200%, 3-1-11	3,265	3,380

Integrated Telecommunication Services - 0.10%
AT&T Inc.,
4.850%, 2-15-14	2,720	2,822

Metals / Mining - 0.14%
Vedanta Resources plc,
6.625%, 2-22-10 (D)	3,900	3,862

Movies & Entertainment - 0.03%
Viacom Inc.,
5.625%, 8-15-12	915	902

Office Electronics - 0.26%
Xerox Corporation:
6.875%, 8-15-11	1,190	1,232
5.500%, 5-15-12	2,890	2,882
7.625%, 6-15-13	1,360	1,370
6.400%, 3-15-16	850	782
6.750%, 2-1-17	850	774
		7,040
Oil & Gas Exploration & Production - 0.06%
XTO Energy Inc.,
5.900%, 8-1-12	1,480	1,569

Pharmaceuticals - 1.18%
Eli Lilly and Company,
3.550%, 3-6-12	3,500	3,626
Pfizer Inc.,
4.450%, 3-15-12	27,100	28,437
		32,063
Property & Casualty Insurance - 0.24%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (D)	5,600	5,789
St. Paul Companies, Inc. (The),
8.125%, 4-15-10	640	667
		6,456
Retail Stores - Other - 0.14%
Best Buy Co., Inc.,
6.750%, 7-15-13	3,615	3,744

Service - Other - 0.06%
Expedia, Inc.,
8.500%, 7-1-16 (D)	850	816
Waste Management, Inc.,
6.375%, 3-11-15	680	705
		1,521
Soft Drinks - 0.06%
Coca-Cola Enterprises Inc.,
7.375%, 3-3-14	1,500	1,717

Specialized Finance - 0.23%
CME Group Inc.,
5.750%, 2-15-14	5,900	6,294

Technology - 0.07%
L-3 Communications Corporation:
7.625%, 6-15-12	1,360	1,363
6.125%, 7-15-13	680	641
		2,004
Trading Companies & Distributors - 0.12%
Noble Group Limited:
8.500%, 5-30-13	2,500	2,375
8.500%, 5-30-13 (D)	800	760
		3,135
Transportation - Other - 0.21%
Ultrapetrol (Bahamas) Limited,
9.000%, 11-24-14	7,075	5,819

Utilities - 0.30%
CESP - Companhia Energetica de Sao Paulo,
9.750%, 1-15-15 (E)(H)	BRL14,000	7,354
Duke Energy Field Services, LLC,
7.875%, 8-16-10	$850	889
		8,243
Wireless Telecommunication Service - 0.15%
Verizon Wireless Capital LLC,
7.375%, 11-15-13 (E)	3,400	3,804

TOTAL CORPORATE DEBT SECURITIES - 5.41%		$146,345

(Cost: $141,572)

MUNICIPAL BONDS

California - 0.10%
California Pollution Control Financing Authority, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Waste Management, Inc. Project), Series 2003A,
5.000%, 11-1-38	2,650	2,666

Florida - 0.07%
Miami-Dade County Industrial Development Authority, Solid Waste Disposal Revenue Bonds (Waste Management Inc. of Florida Project), Series 2008,
5.400%, 8-1-23	1,765	1,759

New Hampshire - 0.20%
Business Finance Authority of the State of New Hampshire, Pollution Control Refunding Revenue Bonds (The United Illuminating Company Project-1997 Series A):
7.125%, 7-1-27	3,530	3,600
6.875%, 12-1-29	1,750	1,770
		5,370
New York - 0.03%
The Port Authority of New York and New Jersey, Consolidated Bonds, One Hundred Fifty-Second Series,
5.750%, 11-1-30	875	893

Ohio - 0.15%
Ohio Air Quality Development Authority, State of Ohio, Air Quality Revenue Bonds (Ohio Power Company Project), Series 2008A,
7.125%, 6-1- 41	3,969	4,049

Texas - 0.13%
Frisco Independent School District (Collin and Denton Counties, Texas), Unlimited Tax School Building Bonds, Series 2008A,
6.000%, 8-15-38	1,750	1,894
Port of Houston Authority of Harris County, Texas, Unlimited Tax Refunding Bonds, Series 2008A,
5.625%, 10-1-38	1,750	1,576
		3,470
West Virginia - 0.16%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Appalachian Power Company - Amos Project), Series 2008E,
7.125%, 12-1-38	4,410	4,495

TOTAL MUNICIPAL BONDS - 0.84%		$22,702

(Cost: $21,729)

PUT OPTIONS - 1.60%	Number of Contracts

Hang Seng Index:
Sep HKD17,400.00, Expires 9-29-09 (H)	4	25,183
Sep HKD17,600.00, Expires 9-29-09 (H)	1	8,823
S&P 500 Index:
Aug $825.00, Expires 8-24-09	5	4,326
Aug $850.00, Expires 8-24-09	2	2,788
Aug $900.00, Expires 8-24-09	1	2,111
(Cost: $90,041)		$43,231

SENIOR LOANS	Principal

Health Care Facilities - 0.04%
HCA Inc.,
2.848%, 11-18-13 (I)	$1,161	1,048

Service - Other - 0.10%
Education Management LLC,
2.375%, 6-1-13 (I)	2,934	2,695

Utilities - 0.04%
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
3.810%, 10-10-14 (I)	13	9
3.821%, 10-10-14 (I)	1,674	1,195
		1,204

TOTAL SENIOR LOANS - 0.18%		$4,947

(Cost: $4,346)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 1.06%
Federal Home Loan Mortgage Corporation,
2.125%, 3-16-11	17,500	17,638
Federal National Mortgage Association:
2.050%, 4-1-11	8,800	8,858
2.875%, 12-11-13	2,275	2,295
		28,791
Mortgage-Backed Obligations - 0.36%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only): (J)
5.500%, 9-15-17	2,555	214
5.000%, 11-15-17	1,255	90
5.000%, 4-15-19	1,574	126
5.000%, 4-15-19	762	56
5.000%, 7-15-21	184	1
5.000%, 11-15-22	900	64
5.500%, 3-15-23	1,725	176
5.000%, 4-15-23	215	2
5.000%, 5-15-23	1,378	108
5.000%, 8-15-23	1,072	91
5.500%, 11-15-23	419	2
5.500%, 11-15-23	235	––	*
5.000%, 9-15-24	820	12
5.500%, 9-15-24	350	5
5.500%, 4-15-25	303	20
5.500%, 4-15-25	320	7
5.000%, 9-15-25	1,293	20
5.500%, 10-15-25	6,335	869
5.000%, 4-15-26	2,238	61
5.000%, 10-15-28	2,054	122
5.500%, 2-15-30	858	45
5.000%, 8-15-30	1,421	73
5.500%, 3-15-31	1,275	92
5.500%, 10-15-32	4,150	423
5.500%, 5-15-33	3,147	406
6.000%, 11-15-35	2,219	219
Federal National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.500%, 11-25-17	551	8
5.000%, 5-25-22	810	49
5.000%, 7-25-23	8,107	895
5.000%, 8-25-23	2,449	200
5.000%, 11-25-23	2,103	200
5.500%, 9-25-25	190	1
5.500%, 11-25-25	518	1
5.000%, 9-25-30	3,230	144
5.500%, 6-25-33	2,106	235
5.500%, 8-25-33	4,402	524
5.500%, 12-25-33	3,805	435
5.500%, 4-25-34	5,653	689
5.500%, 11-25-36	6,564	847
Government National Mortgage Association Agency REMIC/CMO (Interest Only): (J)
5.000%, 1-20-30	2,823	159
5.000%, 6-20-31	3,138	238
5.500%, 3-20-32	2,414	238
5.000%, 7-20-33	855	84
5.500%, 11-20-33	3,298	361
5.500%, 6-20-35	2,269	360
5.500%, 7-20-35	1,546	240
5.500%, 7-20-35	1,599	158
5.500%, 10-16-35	2,423	357
		9,727
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 1.42%		$38,518

(Cost: $43,580)
BULLION - 17.00%	Troy Ounces

Gold	495	$459,680
(Cost: $418,442)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 1.87%
Baxter International Inc.,
0.300%, 7-9-09	$5,000	5,000
Burlington Northern Santa Fe Corp.,
0.450%, 7-2-09	4,600	4,600
Clorox Co.,
0.500%, 7-7-09	3,900	3,900
Johnson & Johnson,
0.100%, 7-13-09	5,000	5,000
Kitty Hawk Funding Corp.,
0.280%, 7-20-09	5,000	4,999
Straight-A Funding, LLC (Federal Financing Bank):
0.270%, 7-24-09	2,278	2,278
0.320%, 8-11-09	10,000	9,996
Verizon Communications Inc.,
0.340%, 7-8-09	15,000	14,998
		50,771
Master Note - 0.05%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (I)	1,253	1,253

Treasury Bills - 0.45%
United States Treasury Bills,
0.950%, 7-30-09	12,000	11,991

TOTAL SHORT-TERM SECURITIES - 2.37%		$64,015

(Cost: $64,015)

TOTAL INVESTMENT SECURITIES - 99.26%		$2,683,648

(Cost: $2,467,430)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.74%		19,946

NET ASSETS - 100.00%		$2,703,594

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at June 30, 2009:

Type	Currency	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Australian Dollar	85,900	7-21-09	$3,288	$––
Sell	Japanese Yen	2,543,126	7-21-09	156	––
Sell	Japanese Yen	3,875,736	7-21-09	––	977
Sell	Japanese Yen	2,604,000	8-3-09	299	––
Sell	Japanese Yen	150,984	10-8-09	42	––
Sell	Japanese Yen	245,024	10-8-09	––	38
Sell	Japanese Yen	9,570,000	3-5-10	––	1,658
Buy	Norwegian Krone	83,489	12-23-09	––	62
Sell	Singapore Dollar	85,505	7-31-09	––	2,054
Sell	Singapore Dollar	35,900	1-11-10	––	459
Buy	Swedish Krona	210,000	8-3-09	––	121
Sell	Swiss Franc	14,000	12-23-09	72	––

				$3,857	$5,369

(A)Listed on an exchange outside the United States.

(B)No dividends were paid during the preceding 12 months.

(C)Security serves as collateral for the following open futures contracts at June 30, 2009:

Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Appreciation
Gold 100 ounce Future	Long	8-27-09	---*	$13,186	$111

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $74,340 or 2.75% of net assets.

(E)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be illiquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $35,031 or 1.30% of net assets.

(F)Illiquid restricted security.  At June 30, 2009, the following restricted security was owned:

Security	Acquisition Date	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6-14-07 to 1-28-09	1,100	$7,268	$4,114

     The total value of this security represented approximately 0.15% of net assets at June 30, 2009.

(G)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities. The Fund and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company, or other related parties together own 30% of the outstanding shares of this security at June 30, 2009.

(H)Principal amounts or strike prices are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, EUR - Euro and HKD - Hong Kong Dollar).

(I)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(J)Amount shown in principal column represents notional amount for computation of interest.

*Not shown due to rounding.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
CMO = Collateralized Mortgage Obligation
REIT = Real Estate Investment Trust
REMIC = Real Estate Mortgage Investment Conduit

Country Diversification (as a % of net assets)
United States	32.68%
China	17.43%
India	5.20%
Taiwan	4.97%
United Kingdom	4.94%
Hong Kong	3.45%
France	3.03%
Cayman Islands	1.62%
South Korea	1.60%
Brazil	1.20%
Sweden	1.06%
Switzerland	0.45%
Bahamas	0.21%
Vietnam	0.15%
Australia	0.10%
Poland	0.08%
British Virgin Islands	0.07%
Mexico	0.05%
Other+	21.71%
+Includes gold bullion, options, cash and cash equivalents and other assets and liabilities
For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$2,493,904

Gross unrealized appreciation	267,562
Gross unrealized depreciation	(77,818)

Net unrealized appreciation	$189,744

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Continental Income Fund

(UNAUDITED)

Below, Cynthia P. Prince-Fox, portfolio manager of the Waddell & Reed Advisors Continental Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. She has managed the Fund for 16 years and has 26 years of industry experience.

On June 26, 2009, the assets and liabilities of Waddell & Reed Advisors Retirement Shares were merged into Waddell & Reed Advisors Continental Income Fund's portfolio as part of a merger of the two funds approved by the funds' board of trustees on Feb. 4, 2009. This process added approximately $230 million in assets to Waddell & Reed Advisors Continental Income Fund's portfolio.

Cynthia P. Prince-Fox

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

	X		HIGH	CREDIT QUALITY
MEDIUM
LOW
SHORT	INT	LONG
MATURITY

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Continental Income Fund (Class A shares at net asset value)	-14.84%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-26.21%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Govt Sponsored/Credit Index	5.49%
(generally reflects the performance of securities in the bond market)
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	-19.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees. Multiple indexes are shown because the Fund invests in multiple asset classes.

No place to hide in a challenging fiscal year

For much of the fiscal year, we maintained a sizeable portion of the equity component of the Fund in traditional defensive sectors such as health care and consumer staples; this helped us outperform both our equity benchmark and peer group (before the impact of sales charges). Early in the fiscal year, we also decided to significantly underweight the financials sector in light of concerns regarding mortgage and housing markets, and this positioning proved to be a significant driver of our relative outperformance.

The fixed-income portion of the Fund's portfolio was benefitted by our initial positions in high-quality government bonds at the start of the fiscal year. As spreads in the corporate bond market continued to widen, we used some of our cash and redeployed into high-quality corporate bonds. We did maintain some cash as a result of earlier stock sales, which also aided in performance.

There was no safe place to hide in the equity markets as all industry groups posted negative returns for the fiscal year. In fact, cash and U.S. Treasuries were our only defense during a turbulent fiscal year second and third quarter. We have been of the belief that Congress and the Federal Reserve will prevail and have begun to position the Fund accordingly.

One of the better-performing areas within the equity portion of the Fund was our investment in technology, which appears to be reflecting a broader global trend. Consumer spending on technology gadgets has become increasingly important to the IT sector on a global basis. When people emerge from life subsistence to one of increasing affluence, we think the first thing they may buy is a cell phone. Then they get an iPod, flat-screen TV and a laptop. As such, we have positioned the Fund in an effort to take advantage of these secular trends.

Assets increased as a result of a merger

During the last month of the fiscal year, approximately $230 million in stock, bond and cash assets of Waddell & Reed Advisors Retirement Shares were merged into Waddell & Reed Advisors Continental Income Fund. To some extent, there was overlap in securities between the two funds, meaning that we did not have to sell many securities as the fiscal year drew to a close to realign the combined portfolio. In fact, many overlapping equity positions grew larger. We also have used some merger proceeds to augment the combined fund's fixed-income positions, primarily in corporate bonds. The merger process did not have a material impact on fund performance for the fiscal year and should provide us with substantial additional resources to invest in the year ahead.

Navigating a turbulent, unsettling market

Overall, many negative market events defined the fiscal year, from the AIG bailout and record high energy prices to the bankruptcy of Lehman Brothers and the significant decline in the stock market. Additional pieces included falling home prices, rising unemployment and plummeting consumer confidence. As the global economy fell into technical recession territory, governments worldwide stepped up to announce massive fiscal stimulus plans and to slash interest rates. As these measures were publicized, sentiment and returns began to improve toward the end of the fourth quarter in 2008, only to completely reverse during the first quarter of 2009. The euphoria associated with our new president wore off quickly as the state of our economy and the procession of bad news coming out of corporate America overwhelmed the change in command. The market reached new lows early in March as the viability of three household names came into question: Citibank, GM and GE.

During the final months of the fiscal year, markets staged a dramatic rebound, with financial stocks by far the standout performer during the final quarter of the fiscal year. Even so, our financial holdings did not gain as much as some of the more troubled banks. While we remain interested in owning strong financial franchises, the consequences of new regulation of possibly increased capital requirements, reduced leverage and more intrusion on microeconomic aspects of their businesses - such as mortgage lending standards and credit card pricing - keeps us from becoming overly optimistic at this time for this sector. We have been redeploying our cash into both equities and corporate bonds and intend to continue to do so where we see good risk/reward returns.

Subprime mortgages: a house of cards

As we look back on the last fiscal year, it is clear that the financial system was unprepared for a once-in-a-lifetime decline in housing prices. To compound the problem, regulatory bodies did not keep up with all the new products and structures that were being bought and sold around the world. This helped to create a panic in the financial markets as investors ran toward the safest investment: U.S. Treasuries. After Lehman Brothers filed for bankruptcy, the ensuing fallout in the credit markets was truly unprecedented as even the most creditworthy borrowers found it difficult to fund their day-to-day business activities.

When will the housing crisis end? This is one of the most important questions the market is hoping to answer. While past performance is no guarantee of future results, history may be a useful guide as to when foreclosures might peak. The Federal Reserve Bank of Boston in the spring of 2008 published a paper on the Massachusetts housing market and its history of boom-bust cycles. The analysis discovered that 95 percent of all foreclosures occur when loan-to-value ratios exceed 80 percent. Additionally, almost 50 percent of home foreclosures occur in the first three years of homeownership, and a full 25 percent occur in the first one to two years. Generally speaking, U.S. housing prices peaked in the 2005-2006 timeframe, so it is possible that investors (and, potentially, taxpayers) may face up to another year of large writeoffs in the financial sector. Even when the wave of foreclosures has crested, the ensuing economic aftershocks in other industries could take many months to clean up.

Our outlook

There have been numerous signs of recovery in the global economy during the second quarter of 2009. Purchasing managers' surveys have turned up in Europe. Some Asian nations are reporting an upturn in both exports and output after large declines during early 2009. Many commodity prices have firmed on the idea that China is building stockpiles and that the global recession will soon end. We are of the view that China's stimulus package is working, but we doubt that their stimulus will lead global growth substantially higher.

We are closing in on the anniversary of the Lehman Brothers collapse that set off a worldwide credit crunch. That ill-fated day last September shut down trade globally, and a sharp rundown of worldwide inventories ensued. As credit markets have been restarted, trade and inventory rebounds have driven measures of industrial activity higher. The missing link, in our opinion, remains end-use demand in the U.S. or in Europe. U.S. data for the final month of the second quarter of 2009 clearly suggests moderating deterioration, but no self-reinforcing end-use demand. The Mortgage Bankers Applications for financing home purchases continues to bounce along at a very low level, prompting the Obama administration to announce expansion of the housing-rescue program by allowing borrowers to borrow more; this is not a positive data point that consumers will have the ability to significantly step-up spending anytime soon. While we would agree that the economy appears to be on the mend and industrial production likely will lend support to that as inventory rebuilding continues, it is our opinion that the rebuild has largely been discounted in the market and that final demand will be the true litmus test of a durable recovery. We remain focused on what we feel are companies with strong capital discipline and strong balance sheets.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Fund's net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Continental Income Fund.

PORTFOLIO HIGHLIGHTS
Continental Income Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	73.73%
Information Technology	15.84%
Consumer Staples	12.09%
Financials	11.39%
Health Care	8.86%
Industrials	6.69%
Energy	6.55%
Consumer Discretionary	5.78%
Materials	3.35%
Utilities	1.79%
Telecommunication Services	1.39%
Bonds	23.73%
United States Government and Government Agency Obligations	14.29%
Corporate Debt Securities	9.44%
Cash and Cash Equivalents	2.54%

Lipper Rankings

Category: Lipper Mixed-Asset Target Allocation Growth Funds	Rank	Percentile
1 Year	92/664	14
3 Year	30/539	6
5 Year	41/441	10
10 Year	45/242	19

Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
JPMorgan Chase & Co.	Financials
Hewlett-Packard Company	Information Technology
Apple Inc.	Information Technology
QUALCOMM Incorporated	Information Technology
Colgate-Palmolive Company	Consumer Staples
Gilead Sciences, Inc.	Health Care
Microchip Technology Incorporated	Information Technology
Wal-Mart Stores, Inc.	Consumer Staples
Exelon Corporation	Utilities
Abbott Laboratories	Health Care

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Continental Income Fund

(UNAUDITED)

Continental Income Fund, Class A Shares(1)	$10,759
S&P 500 Index	$ 7,231
Citigroup Treasury/Govt Sponsored/Credit Index	$17,490
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average	$10,330

DATE	W&R ADVISORS CONTINENTAL INCOME FUND, CLASS A SHARES	S&P 500 INDEX	CITIGROUP TREASURY GOVT SPONSORED/ CREDIT INDEX	LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS UNIVERSE AVERAGE
3-31-2000	9,425	10,000	10,000	10,000
3-31-2001	8,897	7,815	11,252	9,209
6-30-2001	9,104	8,272	11,287	9,547
6-30-2002	8,371	6,781	12,202	8,749
6-30-2003	8,558	6,799	13,834	8,959
6-30-2004	9,632	8,099	13,751	10,221
6-30-2005	10,254	8,611	14,772	10,997
6-30-2006	11,064	9,355	14,549	11,852
6-30-2007	12,486	11,281	15,424	13,766
6-30-2008	12,634	9,800	16,592	12,769
6-30-2009	10,759	7,231	17,490	10,330

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-19.74%	-18.91%	-15.55%	-14.55%
5-year period ended 6-30-09	1.04%	1.07%	1.28%	2.54%
10-year period ended 6-30-09	1.75%	––	––	2.65%
Since inception of Class(3) through 6-30-09	––	1.69%	1.71%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Continental Income Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,000.20	1.32%	$6.60
Class B	$1,000	$995.90	2.35%	$11.68
Class C	$1,000	$996.50	2.26%	$11.18
Class Y	$1,000	$1,002.20	0.95%	$4.71
Based on 5% Return(2)
Class A	$1,000	$1,018.23	1.32%	$6.66
Class B	$1,000	$1,013.13	2.35%	$11.78
Class C	$1,000	$1,013.60	2.26%	$11.28
Class Y	$1,000	$1,020.07	0.95%	$4.75

* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Continental Income Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 3.20%
General Dynamics Corporation	172	$9,510
Lockheed Martin Corporation	107	8,630
		18,140
Air Freight & Logistics - 0.90%
Expeditors International of Washington, Inc.	153	5,101

Application Software - 0.56%
Aspen Technology, Inc. (A)	375	3,199

Asset Management & Custody Banks - 2.17%
Franklin Resources, Inc.	50	3,601
Northern Trust Corporation	162	8,701
		12,302
Automobile Manufacturers - 0.54%
Ford Motor Company (A)	501	3,043

Biotechnology - 2.20%
Gilead Sciences, Inc. (A)	266	12,478

Casinos & Gaming - 0.62%
Wynn Resorts, Limited (A)	99	3,495

Communications Equipment - 6.25%
Cisco Systems, Inc. (A)	513	9,566
Nokia Corporation, Series A, ADR	456	6,650
QUALCOMM Incorporated	299	13,515
Research In Motion Limited (A)	80	5,684
		35,415
Computer Hardware - 4.77%
Apple Inc. (A)	95	13,531
Hewlett-Packard Company	351	13,554
		27,085
Department Stores - 0.99%
Kohl's Corporation (A)	131	5,613

Distillers & Vintners - 0.83%
Brown-Forman Corporation, Class B	109	4,689

Diversified Chemicals - 0.56%
E.I. du Pont de Nemours and Company	123	3,159

Electric Utilities - 1.79%
Exelon Corporation	198	10,129

Electrical Components & Equipment - 1.33%
Emerson Electric Co.	233	7,562

Fertilizers & Agricultural Chemicals - 0.85%
Monsanto Company	65	4,832

Footwear - 1.51%
NIKE, Inc., Class B	167	8,621

General Merchandise Stores - 0.79%
Target Corporation	113	4,460

Gold - 0.74%
Barrick Gold Corporation	125	4,194

Health Care Equipment - 0.66%
Zimmer Holdings, Inc. (A)	88	3,766

Health Care Supplies - 1.67%
DENTSPLY International Inc.	311	9,483

Home Entertainment Software - 0.42%
Activision Blizzard, Inc. (A)	190	2,400

Home Improvement Retail - 1.33%
Home Depot, Inc. (The)	320	7,562

Household Products - 2.35%
Colgate-Palmolive Company	189	13,349

Hypermarkets & Super Centers - 2.63%
Costco Wholesale Corporation	100	4,570
Wal-Mart Stores, Inc.	214	10,375
		14,945
Integrated Oil & Gas - 2.26%
BP p.l.c., ADR	95	4,530
Exxon Mobil Corporation	119	8,300
		12,830
Integrated Telecommunication Services - 1.39%
AT&T Inc.	317	7,877

Internet Software & Services - 0.59%
Google Inc., Class A (A)	8	3,373

Investment Banking & Brokerage - 0.98%
Lazard Group LLC	100	2,692
Stifel Financial Corp. (A)	60	2,885
		5,577
Oil & Gas Drilling - 0.76%
Transocean Inc. (A)	58	4,287

Oil & Gas Equipment & Services - 2.23%
National Oilwell Varco, Inc. (A)	125	4,083
Schlumberger Limited	72	3,874
Weatherford International Ltd. (A)	240	4,694
		12,651
Oil & Gas Exploration & Production - 1.30%
Apache Corporation	70	5,050
XTO Energy Inc.	62	2,346
		7,396
Other Diversified Financial Services - 2.47%
JPMorgan Chase & Co.	409	13,951

Packaged Foods & Meats - 1.53%
Hershey Foods Corporation	241	8,687

Pharmaceuticals - 4.33%
Abbott Laboratories	213	10,024
Allergan, Inc.	74	3,540
Bristol-Myers Squibb Company	156	3,164
Johnson & Johnson	138	7,810
		24,538
Property & Casualty Insurance - 2.24%
Berkshire Hathaway Inc., Class B (A)	2	4,633
Travelers Companies, Inc. (The)	197	8,101
		12,734
Railroads - 1.26%
Norfolk Southern Corporation	100	3,767
Union Pacific Corporation	65	3,384
		7,151
Regional Banks - 1.09%
PNC Financial Services Group, Inc. (The)	160	6,210

Semiconductors - 1.86%
Microchip Technology Incorporated	467	10,535

Soft Drinks - 2.97%
Coca-Cola Company (The)	155	7,429
PepsiCo, Inc.	171	9,403
		16,832
Specialized Finance - 2.44%
CME Group Inc.	25	7,622
Deutsche Boerse AG (B)	80	6,201
		13,823
Specialty Chemicals - 0.50%
Ecolab Inc.	73	2,846

Systems Software - 1.39%
Microsoft Corporation	332	7,885

Tobacco - 1.78%
Lorillard, Inc.	95	6,439
Philip Morris International Inc.	84	3,655
		10,094

TOTAL COMMON STOCKS - 73.03%		$414,299

(Cost: $387,246)

PREFERRED STOCKS - 0.70%

Diversified Metals & Mining
Freeport-McMoRan Copper & Gold Inc., 6.75% Cumulative Convertible	50	$3,972
(Cost: $5,000)

CORPORATE DEBT SECURITIES	Principal

Airlines - 0.27%
Southwest Airlines Co.,
6.500%, 3-1-12	$1,500	1,555

Banking - 0.79%
JPMorgan Chase & Co.,
4.650%, 6-1-14	3,000	2,993
U.S. BANCORP,
4.200%, 5-15-14	1,500	1,518
		4,511
Beverage / Bottling - 0.27%
Anheuser-Busch InBev Worldwide Inc.,
5.375%, 11-15-14 (C)	1,500	1,514

Communications Equipment - 0.37%
Cisco Systems, Inc.,
5.250%, 2-22-11	2,000	2,109

Construction & Farm Machinery & Heavy Trucks - 0.23%
John Deere Capital Corporation,
5.250%, 10-1-12	1,250	1,321

Department Stores - 0.37%
Kohl's Corporation,
6.300%, 3-1-11	2,000	2,082

Distillers & Vintners - 0.36%
Diageo Capital plc,
4.375%, 5-3-10	2,000	2,030

Electric Utilities - 0.19%
Exelon Corporation,
6.950%, 6-15-11	1,000	1,059

Food Processors - 0.18%
Kellogg Company,
4.450%, 5-30-16	1,000	1,001

Food Retail - 0.38%
Kroger Co. (The),
6.200%, 6-15-12	2,000	2,139

Home Improvement Retail - 0.36%
Home Depot, Inc. (The),
5.200%, 3-1-11	2,000	2,070

Industrial Gases - 0.46%
Praxair, Inc.,
4.375%, 3-31-14	2,500	2,590

Industrial Machinery - 0.47%
Illinois Tool Works Inc.,
5.150%, 4-1-14 (C)	2,500	2,628

Integrated Oil & Gas - 0.64%
Chevron Corporation,
3.450%, 3-3-12	1,000	1,032
ConocoPhillips,
4.750%, 2-1-14	2,500	2,604
		3,636
Integrated Telecommunication Services - 0.37%
AT&T Inc.,
4.850%, 2-15-14	2,000	2,075

Life Insurance - 0.26%
MetLife Global Funding I,
5.125%, 6-10-14 (D)	1,500	1,489

Metals / Mining - 0.49%
Newmont Mining Corporation, Convertible,
3.000%, 2-15-12	1,500	1,690
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	1,000	1,112
		2,802
Oil & Gas Exploration & Production - 0.20%
XTO Energy Inc.,
7.500%, 4-15-12	1,000	1,108

Pharmaceuticals - 1.38%
Abbott Laboratories,
3.750%, 3-15-11	2,000	2,068
Pfizer Inc.,
4.450%, 3-15-12	2,500	2,623
Roche Holding Ltd,
5.000%, 3-1-14 (C)	3,000	3,139
		7,830
Property & Casualty Insurance - 0.54%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (C)	3,000	3,101

Soft Drinks - 0.77%
Coca-Cola Enterprises Inc.:
3.750%, 3-1-12	1,000	1,038
6.700%, 10-15-36	2,000	2,111
PepsiCo, Inc.,
3.750%, 3-1-14	1,250	1,276
		4,425
Systems Software - 0.09%
Microsoft Corporation,
2.950%, 6-1-14	500	497

TOTAL CORPORATE DEBT SECURITIES - 9.44%		$53,572

(Cost: $51,440)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 3.15%
Federal Home Loan Mortgage Corporation,
6.625%, 9-15-09	5,000	5,066
Federal National Mortgage Association:
6.625%, 9-15-09	4,000	4,051
7.250%, 1-15-10	5,000	5,187
National Archives Facility Trust,
8.500%, 9-1-19	2,963	3,543
		17,847
Mortgage-Backed Obligations - 0.94%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.500%, 12-1-31	528	566
6.500%, 1-1-32	273	293
Federal National Mortgage Association Fixed Rate Pass-Through Certificates,
4.500%, 7-1-18	2,036	2,112
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
9.000%, 8-15-16	31	34
9.000%, 10-15-16	2	2
9.000%, 1-15-17	1	1
9.000%, 1-15-17	1	1
9.000%, 3-15-17	13	14
9.000%, 4-15-17	17	18
4.000%, 9-15-18	1,986	2,037
6.500%, 8-15-28	230	249
		5,327
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 4.09%		$23,174

(Cost: $21,995)

UNITED STATES GOVERNMENT OBLIGATIONS

Treasury Inflation Protected Obligations - 0.66%
United States Treasury Notes,
3.000%, 7-15-12 (E)	3,558	3,766

Treasury Obligations - 9.54%
United States Treasury Bonds:
7.250%, 5-15-16	8,500	10,657
6.250%, 8-15-23	5,000	6,088
United States Treasury Notes:
4.250%, 10-15-10	10,000	10,466
4.250%, 11-15-14	10,000	10,774
4.250%, 8-15-15	15,000	16,088
		54,073

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 10.20%		$57,839

(Cost: $52,570)

SHORT-TERM SECURITIES

Commercial Paper - 2.59%
Clorox Co.,
0.450%, 7-13-09	6,012	6,011
Colgate-Palmolive Company,
0.100%, 7-6-09	2,500	2,500
John Deere Capital Corporation,
0.130%, 7-1-09	4,661	4,661
Unilever Capital Corporation,
0.100%, 7-9-09	1,500	1,500
		14,672
Master Note - 0.06%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (F)	368	368

TOTAL SHORT-TERM SECURITIES - 2.65%		$15,040

(Cost: $15,040)

TOTAL INVESTMENT SECURITIES - 100.11%		$567,896

(Cost: $533,291)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.11%)		(612)

NET ASSETS - 100.00%		$567,284

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Listed on an exchange outside the United States.

(C)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $10,382 or 1.83% of net assets.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be illiquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $1,489 or 0.26% of net assets.

(E)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(F)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$534,940
Gross unrealized appreciation	61,134
Gross unrealized depreciation	(28,178)
Net unrealized appreciation	$ 32,956

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Core Investment Fund

(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, portfolio managers of the Waddell & Reed Advisors Core Investment Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2009. They each have managed the Fund for three years. Both men have 11 years of industry experience.

Erik R. Becker

Gustaf C. Zinn

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

 Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Core Investment Fund (Class A shares at net asset value)	-27.78%
Benchmark(s) and/or Lipper Category
S&P 500 Index	-26.21%
(generally reflects the performance of large and medium-size U.S. stocks)
Lipper Large-Cap Core Funds Universe Average	-25.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Global growth evaporated

The Fund's performance was disappointing and negative for the fiscal year, in both absolute terms and relative to our benchmark and our Lipper peer group. Negative stock selection, particularly in the areas of health care, utilities and technology, contributed to underperformance for the fiscal year. We began the fiscal year with overweightings within energy, materials and industrials, reflecting a domestic equity positioning that emphasized robust economic growth outside the United States.

However, by September of last year, it became evident to us that growth was contracting at a steep rate in developed markets, which ultimately could spill over into economies outside the U.S. As such, the Fund significantly reduced exposure to cyclical sectors, reallocated assets to more stable sectors, and raised cash. The efforts helped, but in retrospect, the only safe asset was cash, and our holdings in this asset class were insufficient.

The worst performing market sectors for the fiscal year included energy, materials, financials and industrials. While these cyclical sectors underperformed the defensive sectors of consumer staples and health care, all sectors produced double-digit declines over the 12 months ended June 30, 2009. The only true hiding spot was cash, and even in this asset class the rates of returns fell sharply below historic norms as the Federal Reserve's interest rate target was slashed to near zero.

On a relative basis, the financial sector was a positive contributor to performance over the fiscal year, though performance could have been better were it not for ill-timed sales of some securities at the height of the disruption in financial markets during the first calendar quarter of 2009. Our process places a great deal of emphasis on identifying companies and groups that we believe will ultimately earn more than what the investment community believes over a multiple year period.

Financial sector turmoil hurt returns

In the final calendar quarter of 2008, our analysis led us to what we felt was a tremendous opportunity in financials. As a result, we built positions in a number of high quality financial institutions. As regulatory uncertainty (that is, would the government take over large banks and force equity prices to zero?) collided with mounting losses as the economic contraction intensified in March 2009, we blinked and reduced positions. Subsequent to the sales, the financial sector recovered as the industry benefited from timely capital increases, a new wave of mortgage activity, hints of a housing bottom, a decline in risk spreads, and a surge in capital markets activity. As we review the events, we firmly believe that our process remains sound. Our original instincts, we feel, were right. We believe that there will be another day when the investment landscape offers another opportunity for our shareholders, and we fully intend to do our best to make the best possible decision.

Housing market becomes unhinged

The past 12 months were extraordinarily difficult. The precipitating factor to economic and stock market weakness proved to be the continuing slide in the housing market, which began in late 2005. By autumn, it became apparent that financial institutions both here and abroad were not adequately capitalized for losses that were to be incurred primarily in mortgage related loans and securities. As a result, confidence in the financial system eroded to such a degree that lending dried up almost entirely, leaving many financial institutions unable to fund day-to-day operations. The financial crisis clearly came to a head with the collapse of Countrywide Bank, Washington Mutual, Bear Stearns, AIG, Wachovia Bank, Freddie Mac and Fannie Mae, and the bankruptcy filing of Lehman Brothers.

The housing-led slowdown in economic activity morphed into an almost total collapse in the financial system. The economic recession gained steam in late 2008 and early 2009, with gross domestic product declining at a 6.3 percent and 5.5 percent annual rate, respectively. The lack of confidence in the financial system led to a significant squeeze in credit, a precipitous decline in consumer confidence and spending, inventory contraction, and an acceleration in the pace of layoffs. Developed economies such as Germany, Japan and the U.K. followed the U.S. into recession while emerging economies such as China continued to grow albeit at a slower rate.

Meanwhile, the unemployment rate continued to increase through the first half of 2009, ending at 9.5 percent by fiscal year-end, the highest rate since 1983. We expect unemployment to rise to above 10 percent in future quarters. As the result of declining home values and financial asset values, consumers stepped up saving to 6.7 percent of disposable income in June 2009, the highest figure since 1993 and a large jump from zero in early 2008. Higher savings has a depressing impact on GDP as consumers spend less. Finally, companies in the U.S. continued to cut back on inventories as demand slipped. Inventory liquidation also has a depressing impact on economic growth. Like the U.S., European economies contracted in the final fiscal quarter, as the consensus for Eurozone growth in the quarter stood at 5.1 percent as of fiscal year end.

Have housing prices reached a floor?

While there have been plenty of challenges, the final fiscal quarter had some bright spots as it relates to data that may be indicative of a less bad or improving economy. First and foremost, housing indicators are beginning to suggest that the worst in housing may be behind us. Housing affordability, a measure of home prices relative to income levels, hit all-time high levels in December and has continued to increase through the first half of 2009. Existing home sales, reported monthly, have been stuck in the 4.5 to 4.8 million seasonally adjusted annual rate range for seven consecutive months. Housing prices nationally continue to decline as the result of an increase in the number of foreclosed homes, but the data suggest to us that lower prices are leading to incremental demand, something that could not be said at any time over the last three years.

Additionally, the banking system has been successful during the last fiscal quarter in raising over $500 billion in fresh capital to offset losses on bad loans. Clearly, policies initiated by governments to unfreeze capital markets and reestablish an orderly financial system appear to be bearing fruit. Jobless claims, a weekly measure of newly unemployed workers, have ticked down of late, perhaps a sign that the downward trajectory in the labor markets is easing. Finally, the $787 billion U.S. economic stimulus program enacted in February 2009 is slowly beginning to release funds into the economy. All of these factors were largely responsible, we believe, for the 35 percent increase in the S&P 500 Index between the closing low on March 9, 2009 and its close on June 30, 2009.

Some questions we are asking

At this juncture, we feel the dominant issues for the equity market are the following:

  Will early signs of stabilization in the housing markets carry through to an ultimate bottom in housing and a stabilization in home values that could improve consumer worth and further stabilize the banking system?
  After a profound drop-off in employment since the fourth quarter of calendar year 2008 in reaction to falling demand and inventory reductions, have companies done enough and will employment begin to stabilize as we head into 2010?
  Will policy actions enacted by government have an impact on growth?
  Will inventory contraction abate and lead to an increase in production and higher S&P earnings levels as companies benefit from a boost in labor productivity?
  Will international economies, particularly Asia, be a stabilizing force and meaningful drivers for corporate earnings for those companies with significant exposure?
Our Outlook

We believe the answers to most of the key questions above are yes, with the caveat that any recovery is likely to be met by unanticipated challenges and volatility in the equity markets. To that end, we have continued to increase our exposure to cyclical areas with companies that we believe have limited downside to earnings estimates, are adequately capitalized, and are at attractive valuations. Our stock selection strategy remains focused on identifying companies we anticipate will produce long-term earnings power above market expectations over a multi-year holding period. The process of identifying these companies is balanced between theme identification and company-specific analysis. Current themes in the portfolio are mobile broadband adoption, the recovery of the natural gas market and oil service spending, consumer deleveraging, as well as financials that we feel are significantly under-earning relative to their long-term potential.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Core Investment Fund.

PORTFOLIO HIGHLIGHTS
Core Investment Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	96.92%
Information Technology	21.02%
Financials	17.39%
Consumer Staples	14.56%
Energy	12.43%
Consumer Discretionary	10.52%
Health Care	7.34%
Industrials	7.26%
Materials	5.87%
Telecommunication Services	0.53%
Cash and Cash Equivalents	3.08%

Lipper Rankings

Category: Lipper Large-Cap Core Funds	Rank	Percentile
1 Year	635/936	68
3 Year	224/809	28
5 Year	42/673	7
10 Year	75/379	20

Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Hewlett-Packard Company	Information Technology
QUALCOMM Incorporated	Information Technology
Lorillard, Inc.	Consumer Staples
Union Pacific Corporation	Industrials
XTO Energy Inc.	Energy
Coca-Cola Company (The)	Consumer Staples
Amgen Inc.	Health Care
Weatherford International Ltd.	Energy
Bank of America Corporation	Financials
JPMorgan Chase & Co.	Financials

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Core Investment Fund

(UNAUDITED)

Core Investment Fund, Class A Shares(1)	$8,522
S&P 500 Index	$7,409
Lipper Large-Cap Core Funds Universe Average	$7,838

DATE	W&R ADVISORS CORE INVESTMENT FUND, CLASS A SHARES	S&P 500 INDEX	LIPPER LARGE-CAP CORE FUNDS UNIVERSE AVERAGE
12/31/1999	9,425	10,000	10,000
12/31/2000	10,335	9,082	9,681
6/30/2001	9,161	8,474	9,054
6/30/2002	7,598	6,947	7,521
6/30/2003	7,230	6,966	7,438
6/30/2004	8,091	8,297	8,746
6/30/2005	8,996	8,822	9,300
6/30/2006	10,444	9,584	10,101
6/30/2007	12,116	11,558	12,058
6/30/2008	11,799	10,041	10,574
6/30/2009	8,522	7,409	7,838

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-31.93%	-31.63%	-28.49%	-27.53%
5-year period ended 6-30-09	-0.15%	-0.23%	0.03%	1.34%
10-year period ended 6-30-09	-0.74%	––	––	0.13%
Since inception of Class(3) through 6-30-09	––	-1.03%	-0.95%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Core Investment Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,016.90	1.25%	$6.25
Class B	$1,000	$1,010.60	2.58%	$12.87
Class C	$1,000	$1,013.20	2.36%	$11.78
Class Y	$1,000	$1,018.70	0.84%	$4.14
Based on 5% Return(2)
Class A	$1,000	$1,018.61	1.25%	$6.26
Class B	$1,000	$1,012.02	2.58%	$12.88
Class C	$1,000	$1,013.07	2.36%	$11.78
Class Y	$1,000	$1,020.65	0.84%	$4.14

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Core Investment Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Advertising - 1.79%
Omnicom Group Inc.	1,288	$40,675

Aerospace & Defense - 1.12%
Lockheed Martin Corporation	314	25,324

Application Software - 2.69%
SAP Aktiengesellschaft, ADR	1,519	61,049

Biotechnology - 2.97%
Amgen Inc. (A)	1,271	67,281

Brewers - 2.61%
Molson Coors Brewing Company, Class B	1,398	59,156

Communications Equipment - 7.01%
Juniper Networks, Inc. (A)	1,585	37,394
QUALCOMM Incorporated	1,961	88,641
Telefonaktiebolaget LM Ericsson, ADR	3,381	33,064
		159,099
Computer Hardware - 6.51%
Apple Inc. (A)	366	52,072
Hewlett-Packard Company	2,475	95,671
		147,743
Construction & Farm Machinery & Heavy Trucks - 0.79%
PACCAR Inc	548	17,828

Consumer Finance - 3.22%
American Express Company	747	17,370
Capital One Financial Corporation	2,547	55,728
		73,098
Data Processing & Outsourced Services - 0.25%
Visa Inc., Class A	91	5,641

Department Stores - 4.40%
Kohl's Corporation (A)	706	30,194
Macy's Inc.	4,019	47,258
Nordstrom, Inc.	1,119	22,259
		99,711
Diversified Banks - 2.77%
Wells Fargo & Company	2,594	62,928

Diversified Chemicals - 1.02%
PPG Industries, Inc.	526	23,074

Fertilizers & Agricultural Chemicals - 0.85%
Monsanto Company	258	19,172

General Merchandise Stores - 1.64%
Target Corporation	941	37,141

Health Care Equipment - 3.30%
Baxter International Inc.	1,006	53,257
Stryker Corporation	547	21,730
		74,987
Home Improvement Retail - 1.82%
Home Depot, Inc. (The)	1,749	41,319

Hypermarkets & Super Centers - 3.40%
Costco Wholesale Corporation	1,309	59,825
Wal-Mart Stores, Inc.	357	17,308
		77,133
Industrial Gases - 4.00%
Air Products and Chemicals, Inc.	728	47,023
Praxair, Inc.	617	43,843
		90,866
Industrial Machinery - 1.86%
Parker Hannifin Corporation	984	42,286

Integrated Oil & Gas - 2.53%
Exxon Mobil Corporation	338	23,653
Suncor Energy Inc.	1,115	33,820
		57,473
Integrated Telecommunication Services - 0.53%
AT&T Inc.	481	11,951

Internet Retail - 0.87%
Amazon.com, Inc. (A)	237	19,811

Investment Banking & Brokerage - 2.45%
Charles Schwab Corporation (The)	3,174	55,668

Oil & Gas Equipment & Services - 4.99%
Schlumberger Limited	376	20,329
Smith International, Inc.	1,011	26,033
Weatherford International Ltd. (A)	3,406	66,618
		112,980
Oil & Gas Exploration & Production - 4.91%
Noble Energy, Inc.	587	34,586
XTO Energy Inc.	2,016	76,894
		111,480
Other Diversified Financial Services - 5.72%
Bank of America Corporation	4,952	65,365
JPMorgan Chase & Co.	1,878	64,059
		129,424
Pharmaceuticals - 1.07%
Teva Pharmaceutical Industries Limited, ADR	491	24,241

Railroads - 3.49%
Union Pacific Corporation	1,523	79,303

Semiconductor Equipment - 2.13%
Applied Materials, Inc.	4,401	48,279

Semiconductors - 2.43%
Microchip Technology Incorporated	2,441	55,049

Soft Drinks - 3.15%
Coca-Cola Company (The)	1,487	71,347

Specialized Finance - 3.23%
CME Group Inc.	163	50,617
IntercontinentalExchange, Inc. (A)	198	22,654
		73,271
Tobacco - 5.40%
Lorillard, Inc.	1,240	84,049
Philip Morris International Inc.	886	38,643
		122,692

TOTAL COMMON STOCKS - 96.92%		$2,198,480

(Cost: $2,142,871)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 3.56%
American Honda Finance Corp.,
0.400%, 7-9-09	$5,000	5,000
Burlington Northern Santa Fe Corp.,
0.450%, 7-2-09	5,000	5,000
Colgate-Palmolive Company,
0.100%, 7-6-09	4,000	4,000
John Deere Capital Corporation,
0.130%, 7-1-09	877	877
Johnson & Johnson,
0.100%, 7-13-09	5,000	5,000
Kitty Hawk Funding Corp.,
0.280%, 7-20-09	5,000	4,999
Kraft Foods Inc.,
0.350%, 7-16-09	6,000	5,999
Pfizer Inc.,
0.150%, 7-22-09	2,000	2,000
Roche Holdings, Inc.,
0.190%, 7-9-09	15,000	14,999
Siemens Capital Corp.,
0.150%, 7-2-09	5,000	5,000
Sonoco Products Co.,
0.550%, 7-1-09	3,507	3,507
Straight-A Funding, LLC (Federal Financing Bank):
0.270%, 7-13-09	10,000	9,999
0.270%, 7-14-09	8,000	7,999
0.320%, 8-18-09	5,000	4,998
Unilever Capital Corporation,
0.100%, 7-9-09	1,500	1,500
		80,877
Master Note - 0.06%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	1,296	1,296

TOTAL SHORT-TERM SECURITIES - 3.62%		$82,173

(Cost: $82,173)

TOTAL INVESTMENT SECURITIES - 100.54%		$2,280,653

(Cost: $2,225,044)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.54%)		(12,156)

NET ASSETS - 100.00%		$2,268,497

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$2,271,306
Gross unrealized appreciation	162,967
Gross unrealized depreciation	(153,620)
Net unrealized appreciation	$9,347

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Dividend Opportunities Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Dividend Opportunities Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund since its inception and has 14 years of industry experience.

David P. Ginther

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Dividend Opportunities Fund (Class A shares at net asset value)	-30.36%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	-26.70%
(generally reflects the performance of stocks that represent the equity market)
Lipper Equity Income Funds Universe Average	-24.06%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

We lost more than our benchmark index and our Lipper peer group this past fiscal year. Our positioning and stock selection in several sectors contributed to our weak and disappointing performance. During the fiscal year, we saw oil reach an all-time high at more than $147 per barrel in mid-July 2008 before its unprecedented collapse to below $35 per barrel this past winter. As such, the energy sector underperformed as oil prices collapsed and the world moved into a recession. Another casualty of the weakening economic conditions was the commodity-related sectors; they were the best performers in the first half of the fiscal year before becoming some of the worst-performing sectors as the markets sold off. Energy-related services and engineering and construction stocks were especially hard hit. Our overweight position in the commodities-related and energy sectors during the fiscal year contributed to underperformance.

The financial crisis that unfolded in September 2008 led the U.S. into a recession that spread into a severe, worldwide downturn. The result was a pronounced decline in U.S. equity markets and even more in other parts of the world. The poor performance of the stock markets during the fiscal year was due in large part to the deterioration of the credit markets and lack of confidence in the financial system. The decline in credit quality was accompanied by slower economic growth. To help combat a slowing economy, the Federal Reserve lowered interest rates and injected capital in an effort to improve conditions and avoid a financial crisis.

Tough times for dividends

All of this created an exceptionally challenging environment for dividend-paying stocks. Many financial sector firms, such as large banks, and industrial firms cut quarterly payouts to shareholders amid the worst U.S. recession since the 1970s. Firms were also pressured by uncertainty regarding the effects of fiscal policy initiatives in Washington and a continuing global credit crunch. Every sector in the Russell 1000 Index posted declines for the fiscal year. Industrial firms in previously booming sectors, such as farm equipment and railroads, fell.

We were defensively positioned, emphasizing stocks that we thought were less sensitive to the recession or, in the case of energy, holdings that had ample or growing free cash flow. We lost less money than our benchmark in materials and consumer staples, and this made a positive contribution on a relative basis to the Fund's return, but this was more than offset by large combined relative and absolute losses in every other equity sector of the Fund.

Going into the first calendar quarter of 2009, the Fund's financial sector positioning included a focus on banks that we thought would survive. We were surprised by the severe depth of the recession, its continuing negative effects on bank balance sheets and loan losses, and the dividend cuts that hit nearly every major depository institution. We are still cautious on consumer discretionary spending due to the exceptionally weak job market and high consumer debt levels in a tight credit market. As raw material costs have moderated, some consumer staples stocks appear to be benefiting from margin improvement, even as global consumer demand in developed markets remains lackluster.

Our continuing energy overweight is grounded in the belief that the current oil and gas oversupply problem is temporary, and that energy prices will be higher than current levels over the next 12 to 18 months. OPEC has been more successful than expected in getting member countries to comply with oil export quotas, and this has helped oil briefly recover to the $60 to $70 a barrel range from less than $35 a few months ago. We think oil prices may remain volatile over the next several months.

Our investment strategy has remained consistent as we continue to focus on total returns. We continue to look for companies that we believe have strong balance sheets and high free cash flow yield. At fiscal year-end, the Fund remains focused on the consumer staples and energy sectors as strong cash flow generators, while remaining underweighted in health care and consumer discretionary.

Our outlook

We are concerned that the perfect storm caused by a deterioration of credit markets, weakening housing market, rising unemployment and lack of confidence in the financial system is likely to continue through most of calendar year 2009. Furthermore, we believe the U.S. economy will continue to weigh on consumer spending. Also, the consumer is dealing with rising unemployment and tighter credit standards.

On a positive note, we have seen a worldwide response to the financial crisis. Stimulus packages have been announced in the U.S., Europe and Asia, and are being implemented. Also, we have become less concerned over inflation as commodity prices have retrenched and global economies have continued to slow. However, in the year ahead, we believe dividend-paying stocks may face continued challenges. In February, Standard & Poor's said it expected dividends paid by large company stocks to decline 13.3 percent overall in calendar year 2009, the worst annual drop since 1942, when dividends fell 16.9 percent.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Dividend Opportunities Fund.

PORTFOLIO HIGHLIGHTS
Dividend Opportunities Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	90.40%
Energy	19.82%
Consumer Staples	19.09%
Industrials	13.79%
Information Technology	11.63%
Financials	6.47%
Materials	6.33%
Health Care	5.69%
Consumer Discretionary	4.71%
Telecommunication Services	1.78%
Utilities	1.09%
Cash and Cash Equivalents	9.60%

Lipper Rankings

Category: Lipper Equity Income Funds	Rank	Percentile
1 Year	249/294	85
3 Year	108/234	46
5 Year	27/186	15

Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Colgate-Palmolive Company	Consumer Staples
Exxon Mobil Corporation	Energy
Abbott Laboratories	Health Care
Microchip Technology Incorporated	Information Technology
Philip Morris International Inc.	Consumer Staples
Lorillard, Inc.	Consumer Staples
Schlumberger Limited	Energy
Fluor Corporation	Industrials
QUALCOMM Incorporated	Information Technology
Deere & Company	Industrials

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Dividend Opportunities Fund

(UNAUDITED)

Dividend Opportunities Fund:
Class A Shares(1)(2)	$11,404
Class B Shares(2)	$11,439
Class C Shares(2)	$11,491
Class Y Shares(2)	$12,373
Russell 1000 Index	$10,884
Lipper Equity Income Funds Universe Average	$11,414

DATE	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS A SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS B SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS C SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE
7/1/2003	9,425	10,000	10,000	10,000	10,000	10,000
6/30/2004	10,667	11,220	11,230	11,358	11,948	11,847
6/30/2005	12,011	12,518	12,532	12,836	12,894	13,105
6/30/2006	14,330	14,801	14,816	15,367	14,067	14,428
6/30/2007	16,746	17,128	17,164	18,018	16,945	17,426
6/30/2008	16,375	16,594	16,644	17,676	14,849	15,031
6/30/2009	11,404	11,439	11,491	12,373	10,884	11,414

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-34.36%	-33.82%	-30.96%	-30.00%
5-year period ended 6-30-09	0.15%	0.19%	0.46%	1.73%
10-year period ended 6-30-09	––	––	––	––
Since inception of Class(4) through 6-30-09	2.21%	2.12%	2.34%	3.61%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Dividend Opportunities Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,015.00	1.43%	$7.15
Class B	$1,000	$1,009.00	2.52%	$12.56
Class C	$1,000	$1,010.40	2.35%	$11.76
Class Y	$1,000	$1,017.20	0.94%	$4.74
Based on 5% Return(2)
Class A	$1,000	$1,017.68	1.43%	$7.16
Class B	$1,000	$1,012.31	2.52%	$12.58
Class C	$1,000	$1,013.14	2.35%	$11.78
Class Y	$1,000	$1,020.14	0.94%	$4.75
* Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

 The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Dividend Opportunities Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 2.90%
Lockheed Martin Corporation	53	$4,246
Raytheon Company	265	11,788
		16,034
Asset Management & Custody Banks - 0.76%
AllianceBernstein Holding L.P.	210	4,219

Brewers - 1.32%
Molson Coors Brewing Company, Class B	172	7,285

Communications Equipment - 4.73%
Consolidated Communications Holdings, Inc.	450	5,265
Nokia Corporation, Series A, ADR	509	7,416
QUALCOMM Incorporated	299	13,510
		26,191
Computer Hardware - 1.52%
Hewlett-Packard Company	217	8,401

Construction & Engineering - 2.48%
Fluor Corporation	268	13,743

Construction & Farm Machinery & Heavy Trucks - 2.40%
Deere & Company	332	13,261

Data Processing & Outsourced Services - 0.72%
Visa Inc., Class A	64	4,006

Department Stores - 0.94%
Macy's Inc.	440	5,179

Distillers & Vintners - 1.69%
Diageo plc, ADR	163	9,337

Diversified Banks - 0.88%
U.S. Bancorp	271	4,863

Diversified Metals & Mining - 1.64%
Rio Tinto plc, ADR	55	9,070

Electrical Components & Equipment - 1.49%
Emerson Electric Co.	254	8,238

Fertilizers & Agricultural Chemicals - 1.97%
Monsanto Company	147	10,954

Health Care Equipment - 2.44%
Baxter International Inc.	43	2,264
Medtronic, Inc.	252	8,787
Stryker Corporation	62	2,446
		13,497
Home Improvement Retail - 0.48%
Lowe's Companies, Inc.	137	2,668

Homebuilding - 0.85%
D.R. Horton, Inc.	501	4,688

Hotels, Resorts & Cruise Lines - 0.67%
Starwood Hotels & Resorts Worldwide, Inc.	168	3,719

Household Products - 4.73%
Colgate-Palmolive Company	295	20,844
Procter & Gamble Company (The)	105	5,345
		26,189
Hypermarkets & Super Centers - 1.32%
Wal-Mart Stores, Inc.	151	7,331

Industrial Gases - 1.53%
Air Products and Chemicals, Inc.	131	8,442

Industrial Machinery - 1.07%
Illinois Tool Works Inc.	158	5,909

Integrated Oil & Gas - 5.20%
BP p.l.c., ADR	174	8,287
Exxon Mobil Corporation	293	20,511
		28,798
Integrated Telecommunication Services - 1.78%
AT&T Inc.	301	7,476
Iowa Telecommunications Services, Inc.	189	2,365
		9,841
Multi-Utilities - 1.09%
Dominion Resources, Inc.	180	6,016

Oil & Gas Equipment & Services - 8.19%
Halliburton Company	428	8,854
National Oilwell Varco, Inc. (A)	225	7,339
Schlumberger Limited	314	16,963
Smith International, Inc.	201	5,163
Weatherford International Ltd. (A)	359	7,019
		45,338
Oil & Gas Exploration & Production - 3.08%
Apache Corporation	130	9,365
XTO Energy Inc.	201	7,674
		17,039
Oil & Gas Storage & Transportation - 3.35%
El Paso Pipeline Partners, L.P.	373	6,533
Enbridge Inc.	148	5,149
NuStar GP Holdings, LLC	297	6,868
		18,550
Other Diversified Financial Services - 1.31%
JPMorgan Chase & Co.	212	7,234

Pharmaceuticals - 3.25%
Abbott Laboratories	383	17,993

Property & Casualty Insurance - 1.87%
ACE Limited	121	5,352
Travelers Companies, Inc. (The)	123	5,040
		10,392
Railroads - 3.45%
Burlington Northern Santa Fe Corporation	93	6,828
Union Pacific Corporation	237	12,328
		19,156
Restaurants - 1.77%
McDonald's Corporation	171	9,841

Semiconductors - 3.12%
Microchip Technology Incorporated	765	17,258

Soft Drinks - 2.98%
Coca-Cola Company (The)	119	5,732
PepsiCo, Inc.	196	10,770
		16,502
Specialized Finance - 1.65%
CME Group Inc.	29	9,131

Steel - 1.19%
Nucor Corporation	148	6,567

Systems Software - 1.54%
Microsoft Corporation	359	8,522

Tobacco - 7.05%
Altria Group, Inc.	289	4,741
Lorillard, Inc.	252	17,071
Philip Morris International Inc.	395	17,241
		39,053

TOTAL COMMON STOCKS - 90.40%		$500,455

(Cost: $527,102)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 9.28%
Baxter International Inc.,
0.280%, 7-8-09	$4,000	4,000
Burlington Northern Santa Fe Corp.:
0.400%, 7-1-09	5,000	5,000
0.450%, 7-2-09	5,000	5,000
General Mills, Inc.:
0.400%, 7-9-09	4,000	4,000
0.400%, 7-15-09	4,000	3,999
Heinz (H.J.) Co.,
0.550%, 7-20-09	243	243
John Deere Capital Corporation,
0.130%, 7-1-09	6,594	6,593
Johnson & Johnson,
0.100%, 7-13-09	2,000	2,000
Kellogg Co.,
0.400%, 7-2-09	4,000	4,000
Kraft Foods Inc.,
0.350%, 7-16-09	5,000	4,999
Pfizer Inc.,
0.150%, 7-22-09	2,000	2,000
Roche Holdings, Inc.,
0.190%, 7-9-09	3,000	3,000
Straight-A Funding, LLC (Federal Financing Bank),
0.260%, 7-10-09	2,000	2,000
Unilever Capital Corporation:
0.100%, 7-9-09	2,500	2,500
0.160%, 7-9-09	2,000	2,000
		51,334
Master Note - 0.18%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	1,014	1,014

TOTAL SHORT-TERM SECURITIES - 9.46%		$52,348

(Cost: $52,348)

TOTAL INVESTMENT SECURITIES - 99.86%		$552,803

(Cost: $579,450)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.14%		767

NET ASSETS - 100.00%		$553,570

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$582,697
Gross unrealized appreciation	35,964
Gross unrealized depreciation	(65,858)
Net unrealized depreciation	$(29,894)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Energy Fund

(UNAUDITED)

Below, David P. Ginther, CPA, portfolio manager of the Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund since its inception and has 14 years of industry experience.

David P. Ginther

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Energy Fund (Class A shares at net asset value)	-47.91%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	-42.97%
(generally reflects the performance of securities that represent the energy sector of the market)
Lipper Natural Resources Funds Universe Average	-50.89%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Drilling stocks, alternative energy hurt results

Our positioning in oil equipment and service group stocks, alternative energy and coal were significant sources of underperformance for the Fund relative to its benchmark index this past fiscal year. We preserved slightly more capital than our Lipper peer group for the fiscal year (before the impact of sales charges) because the Fund's portfolio generally had a lower percentage of non-energy related cyclical natural resources commodity stocks (such as precious and industrial metals and building products) than our Lipper peer group. Such stocks were hit even harder than energy as the global recession unfolded.

During the fiscal year, a very tight credit market had a major effect on energy stocks, especially on the exploration and production companies that were spending more than their cash flow. As credit became less available for projects, companies had to change capital spending plans and lowered the number of rigs drilling for oil and gas. As a result, oil service group stocks lagged the rest of the energy group. In the alternative energy sector, funding for new technology disappeared and competitive fuels prices fell lower. Also, refineries were affected by falling demand as gasoline prices approached $4 a gallon, leading to higher inventory levels.

On the other hand, crude oil storage and transportation companies were relative outperformers within the sector, largely due to some investors using storage facilities to temporarily house cheap oil for future delivery at higher prices as the market began to rebound in early spring. In addition, exploration and production companies that spent within their cash flow held up better than the sector as a while.

Oil prices collapse, then double

Volatility in energy prices and equities was driven by the tightening of credit markets, the expectations of falling demand and action of speculators. During the fiscal year, we saw oil reach an all-time high of over $147 per barrel in mid-July 2008, driven by oil speculators and hedge funds specializing in commodities. Oil's unprecedented collapse to around $35 per barrel this past winter was driven by lower demand from the slowing global economies and the unwinding of financial positions in the futures market. Also, OPEC decided to cut production in December. OPEC has now cut production in an attempt to stabilize oil prices, which briefly rebounded to more than $72 a barrel before falling back.

Natural gas prices also were volatile, as prices reached a high of $14 per thousand cubic feet at the beginning of July 2008, due to lower gas storage and the lack of liquefied natural gas imports, before retreating to $4 per thousand cubic feet during the last quarter of the fiscal year. Prices fell due to rising natural gas production from unconventional resources - mainly the Barnett shale in Texas - and lower industry demand, due to the recession in the U.S. In an effort to maintain profitability, many energy companies have been reducing production. The depth of the cut in production has been especially sharp when one looks at metrics such as oil and gas drilling rig counts. At the end of March 2009, the number of rigs had fallen roughly 50 percent from a peak of about 2,000 rigs in early September 2008. At the current pace of decline, we think the rig count is bottoming out. Energy supplies in the U.S. appear to be aligning more with demand.

A more focused, concentrated portfolio

Our strategy of focusing on long-term fundamentals has not changed, despite lower oil and natural gas prices. In the short term, we reduced the number of stocks and focused on what we feel are high-quality companies that we believe can manage the volatility in energy prices. Also, we have focused on companies with strong balance sheets and cash flow, which we feel can maintain profitable production in the current economic environment. In the long term, we continue to focus on the growing production challenges, mainly in non-OPEC countries. We still prefer the oil service sector, as these companies provide equipment and services for finding and developing reserves. We lowered our holdings in alternative energy due to the tight credit markets. Bright spots for the Fund toward the end of the fiscal year included a natural gas exploration company, which is benefiting from a large discovery of natural gas off the coast of Israel.

Our outlook

Oil market volatility and demand destruction from the global recession are likely to continue to be the key short-term drivers of global energy markets, in our view. We have seen the first major decline in worldwide oil demand since the early 1980s. Developed market economies need to emerge from the economic slowdown, while China needs to rekindle internal growth to bring supply and demand back into balance. One catalyst could be inadequate non-OPEC supplies. Production growth in Mexico and the North Sea continues to be disappointing, and we believe non-OPEC production will fall in 2009 as energy companies cut capital spending budgets and delay projects. Overall, we remain optimistic for the long term. This belief is grounded in our view that the current oil and gas oversupply problem is temporary, and that energy prices have more potential to rise than fall over the next 12 months. OPEC has been more successful than expected in getting member countries to comply with oil export quotas, and this has helped oil prices recover a bit.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Energy Fund.

PORTFOLIO HIGHLIGHTS
Energy Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)
Asset Allocation

Stocks	92.05%
Energy	79.65%
Industrials	7.27%
Utilities	3.27%
Information Technology	1.26%
Materials	0.60%
Cash and Cash Equivalents	7.95%

Lipper Rankings

Category: Lipper Natural Resources Funds	Rank	Percentile
1 Year	26/77	34
3 Year	12/54	22
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Country Weightings

North America	82.37%
United States	77.05%
Canada	5.32%
Europe(1)	4.04%
South America(2)	2.40%
Pacific Basin(3)	1.73%
Bahamas/Caribbean(4)	1.51%
Cash and Cash Equivalents	7.95%
(1)Includes 0.68% France, 1.22% Luxembourg and 2.14% United Kingdom.
(2)Includes 2.40% Brazil.
(3)Includes 0.60% Australia and 1.13% Hong Kong.
(4)Includes 1.51% Bermuda.

Top 10 Equity Holdings

Company	Sector	Industry
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Exxon Mobil Corporation	Energy	Integrated Oil & Gas
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Fluor Corporation	Industrials	Construction & Engineering
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Weatherford International Ltd.	Energy	Oil & Gas Equipment & Services
Apache Corporation	Energy	Oil & Gas Exploration & Production
Helmerich & Payne, Inc.	Energy	Oil & Gas Drilling
Halliburton Company	Energy	Oil & Gas Equipment & Services
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Energy Fund

(UNAUDITED)

Energy Fund:
Class A Shares(1)(2)	$ 8,705
Class B Shares(2)	$ 8,920
Class C Shares(2)	$ 9,011
Class Y Shares(2)	$ 9,408
S&P 1500 Energy Sector Index	$10,007
Lipper Natural Resources Funds Universe Average	$ 8,805

DATE	W&R ADVISORS ENERGY FUND, CLASS A SHARES	W&R ADVISORS ENERGY FUND, CLASS B SHARES	W&R ADVISORS ENERGY FUND, CLASS C SHARES	W&R ADVISORS ENERGY FUND, CLASS Y SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE
3/1/2006	9,425	10,000	10,000	10,000	10,000	10,000
6/30/2006	9,830	10,390	10,410	10,440	10,878	10,874
6/30/2007	11,734	12,280	12,340	12,530	13,756	12,982
6/30/2008	16,711	17,320	17,430	17,930	17,546	17,928
6/30/2009	8,705	8,920	9,011	9,408	10,007	8,805

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-50.90%	-50.50%	-48.30%	-47.53%
5-year period ended 6-30-09	––	––	––	––
10-year period ended 6-30-09	––	––	––	––
Since inception of Class(4) through 6-30-09	-4.07%	-4.22%	-3.08%	-1.81%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Energy Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,132.30	1.94%	$10.24
Class B	$1,000	$1,124.40	3.16%	$16.57
Class C	$1,000	$1,127.30	2.80%	$14.78
Class Y	$1,000	$1,136.30	1.17%	$6.20
Based on 5% Return(2)
Class A	$1,000	$1,015.17	1.94%	$9.67
Class B	$1,000	$1,009.15	3.16%	$15.67
Class C	$1,000	$1,010.90	2.80%	$13.98
Class Y	$1,000	$1,018.98	1.17%	$5.86
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Energy Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Coal & Consumable Fuels - 3.33%
Arch Coal, Inc.	58	$890
Cameco Corporation	38	984
CONSOL Energy Inc.	32	1,087
Foundation Coal Holdings, Inc.	36	1,012
Peabody Energy Corporation	60	1,805
		5,778
Construction & Engineering - 4.22%
Fluor Corporation	104	5,318
Jacobs Engineering Group Inc. (A)	47	1,995
		7,313
Construction & Farm Machinery & Heavy Trucks - 1.13%
Bucyrus International, Inc., Class A	69	1,968

Diversified Metals & Mining - 0.60%
BHP Billiton Limited, ADR	19	1,034

Electric Utilities - 3.27%
Entergy Corporation	40	3,086
Exelon Corporation	51	2,591
		5,677
Electrical Components & Equipment - 1.92%
Energy Conversion Devices, Inc. (A)	37	518
First Solar, Inc. (A)	17	2,813
		3,331
Integrated Oil & Gas - 17.12%
BP p.l.c., ADR	78	3,721
ConocoPhillips	62	2,597
Exxon Mobil Corporation	92	6,418
Hess Corporation	50	2,712
Marathon Oil Corporation	61	1,845
Occidental Petroleum Corporation	79	5,206
Petroleo Brasileiro S.A. - Petrobras, ADR	102	4,174
Suncor Energy Inc.	101	3,049
		29,722
Oil & Gas Drilling - 6.40%
ENSCO International Incorporated	48	1,681
Helmerich & Payne, Inc.	138	4,264
Nabors Industries Ltd. (A)	169	2,625
Transocean Inc. (A)	34	2,545
		11,115
Oil & Gas Equipment & Services - 23.27%
Baker Hughes Incorporated	51	1,866
BJ Services Company	175	2,378
Cameron International Corporation (A)	143	4,041
FMC Technologies, Inc. (A)	66	2,493
Halliburton Company	206	4,257
NATCO Group Inc., Class A (A)	65	2,128
National Oilwell Varco, Inc. (A)	184	6,020
Schlumberger Limited	114	6,175
Smith International, Inc.	106	2,723
Technip SA, ADR	24	1,179
Tenaris S.A., ADR	78	2,113
Weatherford International Ltd. (A)	256	5,009
		40,382
Oil & Gas Exploration & Production - 24.21%
Anadarko Petroleum Corporation	53	2,390
Apache Corporation	62	4,506
Cabot Oil & Gas Corporation	28	870
CNOOC Limited, ADR	16	1,956
Continental Resources, Inc. (A)	139	3,848
Devon Energy Corporation	62	3,352
EOG Resources, Inc.	54	3,671
Newfield Exploration Company (A)	109	3,558
Noble Energy, Inc.	69	4,054
Southwestern Energy Company (A)	210	8,165
Ultra Petroleum Corp. (A)	52	2,018
XTO Energy Inc.	96	3,660
		42,048
Oil & Gas Refining & Marketing - 1.22%
Clean Energy Fuels Corp. (A)	119	1,027
Valero Energy Corporation	64	1,084
		2,111
Oil & Gas Storage & Transportation - 4.10%
El Paso Corporation	213	1,962
El Paso Pipeline Partners, L.P.	113	1,982
Enbridge Inc.	91	3,174
		7,118
Semiconductor Equipment - 1.26%
Applied Materials, Inc.	199	2,184

TOTAL COMMON STOCKS - 92.05%		$159,781

(Cost: $188,208)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 7.07%
John Deere Capital Corporation,
0.130%, 7-1-09	$5,304	5,304
Johnson & Johnson,
0.100%, 7-13-09	2,000	2,000
Total Capital SA,
0.080%, 7-1-09	1,467	1,467
Unilever Capital Corporation:
0.100%, 7-9-09	1,500	1,500
0.160%, 7-9-09	2,000	2,000
		12,271
Master Note - 1.07%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	1,852	1,852

TOTAL SHORT-TERM SECURITIES - 8.14%		$14,123

(Cost: $14,123)

TOTAL INVESTMENT SECURITIES - 100.19%		$173,904

(Cost: $202,331)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)		(331)

NET ASSETS - 100.00%		$173,573

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	77.05%
Canada	5.32%
Brazil	2.40%
United Kingdom	2.14%
Bermuda	1.51%
Luxembourg	1.22%
Hong Kong	1.13%
France	0.68%
Australia	0.60%
Other+	7.95%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$202,337
Gross unrealized appreciation	11,502
Gross unrealized depreciation	(39,935)
Net unrealized depreciation	$(28,433)

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
International Growth Fund

(UNAUDITED)

Below, F. Chace Brundige, CFA, portfolio manager of the Waddell & Reed Advisors International Growth Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund for six months and has 15 years of industry experience.

F. Chace Brundige

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
	X		LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance
For the 12 Months Ended June 30, 2009
International Growth Fund (Class A shares at net asset value)	-29.01%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	-33.66%
(generally reflects the performance of the international growth securities markets)
Lipper International Large-Cap Growth Funds Universe Average	-33.37%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Financials led the way down in an exceptionally difficult year

While the Fund performed better on a relative basis than its benchmark and Lipper peer group during the fiscal year, on an absolute basis it was a very disappointing period. Higher-than-normal cash levels and a somewhat more conservative portfolio posture helped us preserve slightly more capital than our benchmark index and Lipper peer group during the equity market's most difficult environment in several decades.

During the fiscal year, we focused on the consumer staples and telecommunications services sectors and had underweight positions in the materials sector and in stocks exposed to the British pound. Stock selection within the energy, consumer staples and industrial sectors proved beneficial to the Fund's performance on a relative basis over the past fiscal year.

Working against us was unfavorable stock selection within the financials and materials sectors. Our positioning in Greek banks turned out to be a Trojan horse of credit problems, as Greece was negatively affected by a deep European recession. The Fund's currency positioning also had a negative effect on returns.

Many market factors at work

International equity markets faced two very distinct market environments this past fiscal year. Between June 2008 and December 2008, investors faced huge setbacks and volatility amid a developed world housing slump and the worst credit crunch since the 1930s. After massive government intervention, a global equity rally commenced in March and continued through early June. The combination of widespread fiscal stimulus and monetary intervention appeared to overcome structural problems in the financial markets and the associated fears that led to global recession. Among the events at work were:

  A meltdown of the global financial system, culminating in the bankruptcy of Lehman Brothers, the rescue of many others, and trillions of dollars of government assistance worldwide.
  The onset of global deleveraging, led by mortgage lending, leading to a spike in consumer savings rates and lower consumer spending. As the U.S. consumer alone accounts for nearly 20 percent of global GDP, most sectors have anticipated lower levels of demand and have acted accordingly.
  An immediate slowdown in industrial production and order patterns, in part the response to tighter credit, but also an attempt to eliminate inventory problems.
  A sharp collapse in commodity prices followed by a rebound.
  Lower interest rates worldwide, with credit spreads initially widening dramatically, then contracting with the market rebound.
  A somewhat synchronized fiscal response, the most important of which have been China and the U.S. Chinese fixed-asset investment continues its high rate of growth despite a falloff in exports to developed markets. Chinese bank lending, led by government policy, ramped dramatically in the first calendar quarter of 2009.
  A volatile currency market, marked by a renewed decline in the U.S. dollar.
  A sharp March-June 2009 rally that heavily favored the value style over growth, given the backdrop of the widest valuation spreads since the Great Depression.
Our outlook

In assessing the current global economy, we feel it is important to remember two things:

  First, the possible end to the downward economic spiral and subsequent potential market recovery that we began to see at the end of the fiscal period was made possible by unprecedented, coordinated fiscal and monetary stimulus. At some point the stimulus must be withdrawn (and fiscal stimulus recouped) and global economies must stand on their own.
  Second, while the decline has slowed, and perhaps stopped, economies are operating at a level well below their prior peak. Excess capacity is abundant.

Our belief is that the recovery in developed economies will be painfully slow and, at times, may not feel like a recovery at all. Part of what is likely to drive economic growth over the next couple quarters is a rebuilding of inventories as demand firms. If, after inventories recover, demand remains sluggish, another slowdown could be felt. We feel that this is a likely scenario, from our perspective.

For industries with overcapacity, we believe that we are likely to see increasing price competition and thus margin erosion if the economic rebound is tepid. It is also possible that the employment situation will be very slow to improve. Thus, we are doing our best to identify companies that we feel possess the market position to maintain pricing power and preserve and grow margins. We are trying to avoid the opposite. We are sticking with certain retail companies where we feel valuation is attractive, they are gaining market share, and inventories are under control. We will seek to not overstay our welcome with these holdings, given the likely consumer backdrop. We believe that growth in Asia is likely to continue to outpace the West, and are attempting to take advantage of opportunities we see in Pacific markets. Over time, however, we believe that the dependence on fixed asset growth must give way to a focus upon internal consumer demand, eventually supplemented by growing exports.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors International Growth Fund.

PORTFOLIO HIGHLIGHTS
International Growth Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	96.35%
Consumer Staples	17.52%
Industrials	16.31%
Financials	14.04%
Information Technology	11.29%
Energy	8.84%
Telecommunication Services	7.51%
Materials	6.29%
Consumer Discretionary	5.91%
Health Care	4.60%
Utilities	4.04%
Cash and Cash Equivalents	3.65%

Lipper Rankings

Category: Lipper International Large-Cap Growth Funds	Rank	Percentile
1 Year	32/159	20
3 Year	17/128	14
5 Year	21/96	22
10 Year	31/55	56
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Country Weightings

Europe	62.46%
United Kingdom	19.97%
France	11.42%
Switzerland	11.10%
Germany	7.65%
Other Europe(1)	12.32%
Pacific Basin	26.13%
Japan	10.26%
China	9.49%
Australia	3.84%
Other Pacific Basin(2)	2.54%
North America(3)	5.08%
South America(4)	2.68%
Cash and Cash Equivalents	3.65%
(1)Includes 2.05% Denmark, 2.05% Finland, 3.26% Italy, 3.02% Netherlands, 1.41% Spain and 0.53% Sweden.
(2)Includes 2.04% Hong Kong and 0.50% India.
(3)Includes 2.43% Canada and 2.65% United States.
(4)Includes 2.68% Brazil.

Top 10 Equity Holdings

Company	Country	Sector	Industry
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
TOTAL S.A.	France	Energy	Integrated Oil & Gas
British American Tobacco p.l.c.	United Kingdom	Consumer Staples	Tobacco
VINCI	France	Industrials	Construction & Engineering
Roche Holdings AG, Genussschein	Switzerland	Health Care	Pharmaceuticals
Shoppers Drug Mart Corporation	Canada	Consumer Staples	Drug Retail
Vodafone Group Plc	United Kingdom	Telecommunication Services	Wireless Telecommunication Service
Reckitt Benckiser Group plc	United Kingdom	Consumer Staples	Household Products
Tencent Holdings Limited	China	Information Technology	Internet Software & Services
Industrial and Commercial Bank of China Limited, H Shares	China	Financials	Diversified Banks
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
International Growth Fund

(UNAUDITED)

International Growth Fund, Class A Shares(1)	$10,375
MSCI EAFE Growth Index	$ 9,428
Lipper International Large-Cap Growth Funds Universe Average	$11,731

DATE	W&R ADVISORS INTERNATIONAL GROWTH FUND, CLASS A SHARES	MSCI EAFE GROWTH INDEX	LIPPER INTERNATIONAL LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
6/30/1999	9,425	10,000	10,000
6/30/2000	13,141	12,047	12,971
6/30/2001	9,364	8,035	9,642
6/30/2002	7,983	7,275	8,702
6/30/2003	7,165	6,692	8,105
6/30/2004	8,504	8,461	10,223
6/30/2005	9,257	9,422	11,605
6/30/2006	11,825	11,870	14,656
6/30/2007	14,861	14,873	18,564
6/30/2008	14,615	14,212	17,605
6/30/2009	10,375	9,428	11,731

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-33.09%	-32.80%	-29.74%	-28.62%
5-year period ended 6-30-09	2.83%	2.63%	3.03%	4.51%
10-year period ended 6-30-09	0.37%	––	––	1.42%
Since inception of Class(3) through 6-30-09	––	-1.10%	-0.80%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-5-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
International Growth Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,067.50	1.66%	$8.58
Class B	$1,000	$1,058.90	3.06%	$15.65
Class C	$1,000	$1,062.00	2.76%	$14.12
Class Y	$1,000	$1,070.60	1.07%	$5.49
Based on 5% Return(2)
Class A	$1,000	$1,016.54	1.66%	$8.37
Class B	$1,000	$1,009.63	3.06%	$15.27
Class C	$1,000	$1,011.12	2.76%	$13.78
Class Y	$1,000	$1,019.47	1.07%	$5.35
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
International Growth Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS AND RIGHTS	Shares	Value

Australia - 3.84%
Brambles Limited (A)	2,071	$9,948
Telstra Corporation Limited (A)	3,133	8,557
		18,505
Brazil - 2.68%
Cia Brasileira de Meios de Pagamento (A)(B)(C)	388	3,340
Petroleo Brasileiro S.A. - Petrobras, ADR	234	9,577
		12,917
Canada - 2.43%
Shoppers Drug Mart Corporation (A)	272	11,707

China - 9.49%
China Construction Bank Corporation (A)(D)	9,492	7,361
China Life Insurance Company Limited, ADR	143	7,915
China South Locomotive & Rolling Stock Corporation Limited, H Shares (A)	3,173	1,859
China South Locomotive & Rolling Stock Corporation Limited, H Shares (A)(D)	5,000	2,929
Industrial and Commercial Bank of China Limited, H Shares (A)(D)	15,060	10,493
Shanda Interactive Entertainment Limited, ADR (C)	86	4,494
Tencent Holdings Limited (A)	916	10,696
		45,747
Denmark - 2.05%
Carlsberg Group (A)	154	9,906

Finland - 2.05%
Fortum Oyj (A)	337	7,672
Nokia OYJ (A)	150	2,197
		9,869
France - 11.42%
ALSTOM (A)	82	4,838
Compagnie Generale des Etablissements Michelin, Class B (A)	110	6,249
Pinault-Printemps-Redoute SA (A)	60	4,895
Technip-Coflexip (A)	180	8,805
TOTAL S.A. (A)	300	16,195
VINCI (A)	313	14,064
		55,046
Germany - 5.07%
Bayer Aktiengesellschaft (A)	110	5,918
RWE Aktiengesellschaft (A)	59	4,627
SAP Aktiengesellschaft (A)	168	6,724
Vossloh AG (A)	60	7,200
		24,469
Hong Kong - 2.04%
Cheung Kong (Holdings) Limited (A)	510	5,864
Esprit Holdings Limited (A)	713	3,981
		9,845
India - 0.50%
Bharti Airtel Limited (A)(C)	144	2,415

Italy - 3.26%
Banca Intesa S.p.A. (A)	1,325	4,264
Finmeccanica SpA (A)	245	3,445
Saipem S.p.A. (A)	330	8,027
		15,736
Japan - 10.26%
Canon Inc. (A)	100	3,280
Central Japan Railway Company (A)	1	4,309
East Japan Railway Company (A)	100	6,032
Japan Tobacco Inc. (A)	3	8,903
Mitsubishi Electric Corporation (A)	1,100	6,977
Nintendo Co., Ltd. (A)	24	6,579
Shin-Etsu Chemical Co., Ltd. (A)	86	3,999
Sumitomo Mitsui Financial Group, Inc. (A)	231	9,411
		49,490
Netherlands - 3.02%
Heineken N.V. (A)	207	7,673
Koninklijke KPN N.V. (A)	500	6,873
		14,546
Spain - 1.41%
Telefonica, S.A. (A)	300	6,784

Sweden - 0.53%
H & M Hennes & Mauritz AB (A)	51	2,551

Switzerland - 11.10%
Nestle S.A., Registered Shares (A)	456	17,168
Roche Holdings AG, Genussschein (A)	89	12,097
Syngenta AG (A)	44	10,215
TEMENOS Group AG (A)(C)	407	6,930
Zurich Financial Services, Registered Shares (A)	40	7,110
		53,520
United Kingdom - 19.97%
BAE Systems plc (A)	1,600	8,910
Barclays PLC (A)	1,875	8,732
British American Tobacco p.l.c. (A)	560	15,415
Capita Group Plc (The) (A)	225	2,644
IG Group Holdings plc (A)(D)	940	4,334
Informa plc (A)	1,582	5,701
Marks and Spencer Group plc (A)	1,008	5,077
National Grid plc (A)	800	7,206
Prudential plc (A)	481	3,274
Reckitt Benckiser Group plc (A)	250	11,377
Rio Tinto plc (A)	75	2,610
Rio Tinto plc, Rights (A)(C)	40	454
Serco Group plc (A)	793	5,504
Vodafone Group Plc (A)	6,000	11,569
Xstrata plc (A)	328	3,547
		96,354
United States - 2.65%
Monsanto Company	48	3,545
Research In Motion Limited (C)	130	9,237
		12,782

TOTAL COMMON STOCKS AND RIGHTS - 93.77%		$452,189

(Cost: $437,763)

PREFERRED STOCKS - 2.58%

Germany
Fresenius AG (A)	186	10,050
Henkel AG & Co. KGaA (A)	77	2,380
(Cost: $11,067)		$12,430

SHORT-TERM SECURITIES	Principal

Commercial Paper - 4.98%
American Honda Finance Corp.,
0.400%, 7-9-09	$5,000	4,999
Baxter International Inc.,
0.300%, 7-9-09	5,000	4,999
Corporacion Andina de Fomento,
0.320%, 8-17-09	5,000	4,998
Kitty Hawk Funding Corp.,
0.280%, 7-17-09	4,000	4,000
Straight-A Funding, LLC (Federal Financing Bank),
0.260%, 7-10-09	2,000	2,000
Unilever Capital Corporation,
0.160%, 7-9-09	3,000	3,000
		23,996
Master Note - 0.07%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (E)	336	336

TOTAL SHORT-TERM SECURITIES - 5.05%		$24,332

(Cost: $24,332)

TOTAL INVESTMENT SECURITIES - 101.40%		$488,951

(Cost: $473,162)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.40%)		(6,751)

NET ASSETS - 100.00%		$482,200

Notes to Schedule of Investments

(A) Listed on an exchange outside the United States.

(B) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be illiquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $3,340 or 0.69% of net assets.

(C) No dividends were paid during the preceding 12 months.

(D) Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $25,117 or 5.21% of net assets.

(E) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Consumer Staples	17.52%
Industrials	16.31%
Financials	14.04%
Information Technology	11.29%
Energy	8.84%
Telecommunication Services	7.51%
Materials	6.29%
Consumer Discretionary	5.91%
Health Care	4.60%
Utilities	4.04%
Other+	3.65%
+Includes cash and cash equivalents and other assets and liabilities

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$477,745
Gross unrealized appreciation	67,157
Gross unrealized depreciation	(55,951)
Net unrealized appreciation	$11,206

Industry and geographical classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
New Concepts Fund

(UNAUDITED)

Below, Kimberly A. Scott, CFA, portfolio manager of the Waddell & Reed Advisors New Concepts Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. She has managed the Fund for eight years and has 22 years of industry experience.

Kimberly A. Scott

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance
For the 12 Months Ended June 30, 2009
New Concepts Fund (Class A shares at net asset value)	-16.42%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	-30.33%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Mid-Cap Growth Funds Universe Average	-31.59%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Relative outperformance in a challenging year

While the Fund suffered a decline over the fiscal year, it did fare better than its benchmark and its peer group. A number of factors contributed to the Fund's relative outperformance, including:

  A cash position of close to 10 percent for most of the year, particularly during the first three quarters of the fiscal year
  Very strong stock selection in the industrials and information technology sectors
  Strong stock selection in the consumer discretionary and even the financial services sectors
  Underweight positions in some of the worst-performing sectors, such as telecommunications services, and an overweight position in the more defensive health care sector
  A more aggressive stance in the Fund as the economy and the market began to recover this spring

Stock markets reacted violently late in 2008 and early 2009 to the breakdown in the functioning of the financial system, a sharp slowdown in consumer spending activity, increases in joblessness, breathtaking moves higher and then lower in the prices of energy and other commodities, and the overall fear of the U.S. slipping into a severe and protracted recession. Fear became reality and extreme risk taking became extreme risk aversion. The problems became global as the anticipated decoupling of established and emerging economies did not occur.

Massive amounts of monetary and fiscal stimuli from governments worldwide became a necessity, in addition to other unconventional means of support for the worldwide financial markets and economy. These measures - and the simple passage of time - helped to contribute to the earliest stages of economic recovery in the spring of this year. We think the U.S. economy is making some progress on its own as the violent drawdown of inventories appears to have run its course, but we think the organic growth and strength of emerging economies will also contribute incrementally to the U.S. recovery. The economic improvement is early and fragile. As we see it, many businesses in many sectors are likely to fail, or become shadows of what they once were, and consumers likely will continue to play it safe as the number of available jobs and the value of their assets continue to shrink. We believe the markets have discounted a lot of this pain, however, with the significant decline into early March. While we expect the rehabilitation period to be long, we expect the markets to work their way higher, following a path that has a relatively shallow incline, with many ups and downs.

Strong sectors and stocks lead the way

We were hesitant to aggressively invest our cash most of the last fiscal year, given our concerns about the troubling dynamics unfolding throughout the credit markets and the economy. Conversely, since early spring, we have been more aggressively deploying some of that cash into the market recovery, which has also been beneficial to performance.

Better-than-average stock selection in the industrials, information technology, consumer discretionary and financials sectors were also important to our relative outperformance last year. Part of the benefit in the industrials sector came from some timely sales of stocks that were exposed to the commodities complex. Every one of our stock holdings in the industrials sector declined less than the average stock in the benchmark sector last year, and a few names even had gains. It was a similar story in the information technology sector, with most of our holdings falling much less than the average for the sector in the benchmark, with some names performing quite well. Also, we were overweight the health care sector, which handily outperformed the mid-cap growth index last year. While we had a few stocks that performed very poorly in the financial sector last year, most of our names were significant outperformers, allowing the sector overall to contribute to the Fund's solid performance.

Finally, we became more constructive on the economy and the market as we passed through the worst of the performance in March and began to see some hopeful economic signals and very compelling valuations on stocks. We were also very confident that emerging economies, such as China, would recover early and more strongly, and eventually help bolster the recovery of the U.S. economy. As such, we began to invest our cash more aggressively, particularly in the consumer discretionary and materials sectors. We deemphasized the health care sector. In the industrials sector, we added exposure to a metals and mining index, based on our confidence in China's recovery and a concurrent recovery in the demand for commodities. These moves have proved to be very important to the outperformance of the Fund in the latter part of the fiscal year.

Our outlook

The markets entered 2009 with considerable baggage from the excesses of recent years, including extreme risk taking in the credit markets and outsized bets in the most cyclical areas of the equity market, much of which trading appeared to be supported by free-flowing credit - a vicious cycle which came to an abrupt halt. The ensuing investor angst and mistrust at a level not seen in decades have made for markets that we feel are likely to labor to post gains that may come only in fits and starts.

We remained very defensive during much of the last 12 months, holding onto our cash position, leaning into the more defensive sectors of the economy and away from the highly cyclical sectors. However, we believe we have reached a point where the stock markets have discounted a considerable amount of economic stress and the related pressure on corporate earnings.

We are increasingly constructive in our outlook for the domestic and global economies and the U.S. stock markets, building on our cautious optimism that began to develop late in the first quarter of this calendar year. While we believe the job of restoring economic health across the globe will be slow, and not without pitfalls, we believe the combination of very attractive valuations for the stocks of many very high quality companies and the early stages of economic recovery present a very compelling opportunity to invest in common equities. As such, we continue to take a more aggressive stance by investing in what we feel are strong companies that we feel are more economically sensitive. We intend to continue to maintain and, in some cases, potentially increase our exposure to the consumer discretionary, materials, industrials and financial services sectors. We will likely downplay our exposure to the health care and consumer staples sectors, focusing on specific names that we believe are very attractive longer term investment opportunities. We anticipate maintaining, if not increasing, our exposure to the energy sector, where we remain very convinced of the secular opportunities of an industry focused on tackling the issues of both fossil fuels as a scarce resource and alternative energy opportunities geared toward meeting ever-increasing demand.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors New Concepts Fund.

PORTFOLIO HIGHLIGHTS
New Concepts Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	95.25%
Consumer Discretionary	21.26%
Information Technology	18.45%
Health Care	13.73%
Industrials	12.35%
Financials	11.27%
Consumer Staples	6.91%
Energy	6.67%
Materials	2.81%
Utilities	1.80%
Options	0.18%
Bonds	0.18%
Corporate Debt Securities	0.18%
Cash and Cash Equivalents	4.39%

Lipper Rankings

Category: Lipper Mid-Cap Growth Funds	Rank	Percentile
1 Year	13/522	3
3 Year	53/457	12
5 Year	33/376	9
10 Year	63/179	35
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Noble Energy, Inc.	Energy
Henry Schein, Inc.	Health Care
Microchip Technology Incorporated	Information Technology
Hospira, Inc.	Health Care
Global Payments Inc.	Information Technology
TD Ameritrade Holding Corporation	Financials
Allergan, Inc.	Health Care
Solera Holdings, Inc.	Information Technology
P.F. Chang's China Bistro, Inc.	Consumer Discretionary
Paychex, Inc.	Information Technology
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
New Concepts Fund

(UNAUDITED)

New Concepts Fund, Class A Shares(1)	$7,189
Russell Mid-Cap Growth Index	$6,251
Lipper Mid-Cap Growth Funds Universe Average	$7,230

DATE	W&R ADVISORS NEW CONCEPTS FUND, CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE
3/31/2000	9,425	10,000	10,000
3/31//2001	6,101	5,464	6,901
6/30/2001	6,785	6,346	7,806
6/30/2002	4,998	4,672	6,107
6/30/2003	5,224	5,017	6,156
6/30/2004	6,501	6,388	7,620
6/30/2005	7,108	7,082	8,250
6/30/2006	8,128	8,007	9,341
6/30/2007	9,553	9,589	11,149
6/30/2008	8,602	8,972	10,569
6/30/2009	7,189	6,251	7,230

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-21.23%	-20.08%	-17.35%	-15.93%
5-year period ended 6-30-09	0.83%	0.77%	1.05%	2.48%
10-year period ended 6-30-09	1.17%	––	––	2.23%
Since inception of Class(3) through 6-30-09	––	0.58%	0.70%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
New Concepts Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,177.10	1.66%	$ 8.93
Class B	$1,000	$1,169.90	2.92%	$15.73
Class C	$1,000	$1,171.50	2.75%	$14.77
Class Y	$1,000	$1,181.40	1.07%	$ 5.78
Based on 5% Return(2)
Class A	$1,000	$1,016.55	1.66%	$ 8.27
Class B	$1,000	$1,010.30	2.92%	$14.57
Class C	$1,000	$1,011.16	2.75%	$13.68
Class Y	$1,000	$1,019.48	1.07%	$ 5.35
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

 The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
New Concepts Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Air Freight & Logistics - 3.98%
C.H. Robinson Worldwide, Inc.	340	$17,742
Expeditors International of Washington, Inc.	507	16,904
		34,646
Apparel Retail - 3.52%
J. Crew Group, Inc. (A)	622	16,807
Urban Outfitters, Inc. (A)	664	13,858
		30,665
Application Software - 2.55%
Solera Holdings, Inc. (A)	874	22,200

Auto Parts & Equipment - 0.60%
BorgWarner Inc.	153	5,222

Automotive Retail - 1.36%
Penske Automotive Group, Inc.	712	11,848

Brewers - 1.06%
Molson Coors Brewing Company, Class B	219	9,270

Catalog Retail - 1.63%
Coldwater Creek Inc. (A)	2,337	14,162

Computer Storage & Peripherals - 2.32%
NetApp, Inc. (A)	1,025	20,211

Consumer Finance - 1.45%
Discover Financial Services	1,234	12,673

Data Processing & Outsourced Services - 5.06%
Global Payments Inc.	614	23,001
Paychex, Inc.	837	21,092
		44,093
Department Stores - 3.96%
Kohl's Corporation (A)	376	16,075
Macy's Inc.	481	5,657
Nordstrom, Inc.	407	8,095
Saks Incorporated (A)	1,059	4,691
		34,518
Distillers & Vintners - 1.69%
Brown-Forman Corporation, Class B	342	14,686

Electrical Components & Equipment - 1.94%
Cooper Industries, Ltd., Class A	276	8,569
Hubbell Incorporated, Class B	261	8,368
		16,937
Food Retail - 1.90%
Whole Foods Market, Inc.	871	16,532

Gas Utilities - 1.80%
Equitable Resources, Inc.	448	15,640

Health Care Distributors - 2.94%
Henry Schein, Inc. (A)	535	25,634

Health Care Equipment - 5.82%
C. R. Bard, Inc.	77	5,733
Hologic, Inc. (A)	1,209	17,207
Hospira, Inc. (A)	598	23,035
Wright Medical Group, Inc. (A)	286	4,650
		50,625
Health Care Supplies - 2.41%
DENTSPLY International Inc.	689	21,013

Homefurnishing Retail - 1.06%
Bed Bath & Beyond Inc. (A)	301	9,256

Hotels, Resorts & Cruise Lines - 1.26%
Royal Caribbean Cruises Ltd.	651	8,815
Starwood Hotels & Resorts Worldwide, Inc.	97	2,153
		10,968
Industrial Machinery - 3.17%
Donaldson Company, Inc.	249	8,625
IDEX Corporation	773	18,997
		27,622
Internet Software & Services - 1.46%
DealerTrack Holdings, Inc. (A)	750	12,750

Investment Banking & Brokerage - 3.62%
Lazard Group LLC	323	8,706
TD Ameritrade Holding Corporation (A)	1,299	22,785
		31,491
Oil & Gas Equipment & Services - 3.64%
Dresser-Rand Group Inc. (A)	392	10,231
National Oilwell Varco, Inc. (A)	395	12,901
Smith International, Inc.	331	8,523
		31,655
Oil & Gas Exploration & Production - 3.03%
Noble Energy, Inc.	448	26,407

Packaged Foods & Meats - 2.26%
Hershey Foods Corporation	547	19,692

Paper Packaging - 2.81%
Packaging Corporation of America	583	9,444
Sealed Air Corporation	313	5,775
Sonoco Products Company	388	9,281
		24,500
Pharmaceuticals - 2.56%
Allergan, Inc.	469	22,315

Publishing - 1.95%
Meredith Corporation	664	16,965

Regional Banks - 3.23%
BOK Financial Corporation	116	4,370
Prosperity Bancshares, Inc.	152	4,534
Signature Bank (A)	591	16,028
Zions Bancorporation	277	3,202
		28,134
Reinsurance - 0.54%
RenaissanceRe Holdings Ltd.	101	4,710

Research & Consulting Services - 1.16%
Dun & Bradstreet Corporation (The)	124	10,070

Restaurants - 3.87%
Chipotle Mexican Grill, Inc., Class A (A)	147	11,760
P.F. Chang's China Bistro, Inc. (A)	684	21,929
		33,689
Semiconductors - 7.06%
Broadcom Corporation, Class A (A)	754	18,692
Linear Technology Corporation	375	8,756
Microchip Technology Incorporated	1,095	24,694
NVIDIA Corporation (A)	829	9,359
		61,501
Specialized Finance - 1.94%
CME Group Inc.	54	16,893

Specialty Stores - 2.05%
PetSmart, Inc.	832	17,855

Thrifts & Mortgage Finance - 0.49%
People's United Financial, Inc.	286	4,301

Trading Companies & Distributors - 2.10%
Fastenal Company	553	18,336

TOTAL COMMON STOCKS - 95.25%		$829,685

(Cost: $841,183)

CALL OPTIONS	Number of Contracts

Market Vectors Agribusiness ETF,
Sep $37.00, Expires 9-21-09	2	$258
S&P Metals & Mining Select Index,
Sep $2,100.00, Expires 9-21-09	15	1,295

TOTAL CALL OPTIONS - 0.18%		$1,553

(Cost: $2,416)

CORPORATE DEBT SECURITIES - 0.18%	Principal

Health Care Equipment
Wright Medical Group, Inc., Convertible,
2.625%, 12-1-14	$2,080	$1,570
(Cost: $1,590)

SHORT-TERM SECURITIES

Commercial Paper - 4.89%
Baxter International Inc.:
0.280%, 7-8-09	4,000	4,000
0.300%, 7-9-09	2,630	2,630
Burlington Northern Santa Fe Corp.,
0.400%, 7-1-09	5,000	5,000
Corporacion Andina de Fomento,
0.320%, 8-17-09	5,000	4,998
General Mills, Inc.,
0.350%, 7-28-09	2,000	1,999
John Deere Capital Corporation,
0.130%, 7-1-09	4,521	4,521
Kitty Hawk Funding Corp.,
0.280%, 7-20-09	5,000	4,999
PACCAR Financial Corp.,
0.200%, 7-8-09	10,000	9,999
Straight-A Funding, LLC (Federal Financing Bank),
0.270%, 7-24-09	2,000	2,000
Unilever Capital Corporation,
0.100%, 7-9-09	2,500	2,500
		42,646
Master Note - 0.04%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	341	341

TOTAL SHORT-TERM SECURITIES - 4.93%		$42,987

(Cost: $42,987)

TOTAL INVESTMENT SECURITIES - 100.54%		$875,795

(Cost: $888,176)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.54%)		(4,718)

NET ASSETS - 100.00%		$871,077

Notes to Schedule of Investments

The following written options were outstanding at June 30, 2009:

Underlying Security	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value
Market Vectors Agribusiness ETF	2	September 2009	$32.00	$265	$(263)
S&P Metals & Mining Select Index	15	September 2009	1,650.00	1,910	(1,607)
				$2,175	$(1,870)

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$897,354
Gross unrealized appreciation	126,385
Gross unrealized depreciation	(147,944)
Net unrealized depreciation	$(21,559)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Science and Technology Fund

(UNAUDITED)

Below, Zachary H. Shafran, portfolio manager of the Waddell & Reed Advisors Science and Technology Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund for eight years and has 21 years of industry experience.

Zachary H. Shafran

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Science and Technology Fund (Class A shares at net asset value)	-16.07%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	-18.60%
(generally reflects the performance of science and technology U.S. stocks)
Lipper Science & Technology Funds Universe Average	-20.21%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Although the Fund did not perform well on an absolute basis during the fiscal year, it did perform well relative to both its benchmark index and its Lipper peer group. This was particularly notable in light of the global economic and financial market turmoil, although we remain disappointed that the Fund ultimately lost money during the period.

The Fund outpaced its benchmark index over the period (before the impact of sales charges) for three major reasons. First, we maintained a larger than normal cash reserve over the entirety of the period. Second, we took what we believed to be a more defensive approach to stock selection. Third, during the second half of the year, we took the opportunity to invest in convertible securities that, in our view, were substantially undervalued as a result of some investment managers finding themselves in need of liquidity. Let us be clear that these were convertible securities of science and technology companies with which we are quite familiar.

An economic and market meltdown

Within the normal scope of our science and technology focus, the only standout relative performer was the biotechnology sector. This was due in part to a number of mergers and acquisitions in the sector, as well as the release of some promising clinical data in several important therapeutic categories.

Otherwise, the fiscal period made for an ever-challenging investment environment, with a pronounced change in the global financial markets beginning this past September. This was brought about by a virtual simultaneous collapse in the housing markets of the United States, Spain, and the United Kingdom. We saw a practical halt to lending, and an ensuing collapse in confidence. All of this helped to set the stage to make the fourth calendar quarter of 2008 not only one of the worst in memory, but one of the worst ever. Our areas of focus during the fiscal year were not immune to the difficult environment. We saw a precipitous decline in capital investment on the part of business and consumers alike, even to the extent where governments, businesses, and individuals nearly stopped spending. We think the path out includes a focus on technology and innovation that help improve energy efficiency and productivity across many industries - from meter reading to highway traffic control to health care record automation.

The last quarter of the fiscal period brought about some potential signs of hope and stability. We began to see governments around the globe begin to take yet more serious and significant actions, much of these in a more coordinated fashion. This in turn set the stage for some near-term improvement.

A research-driven process

The foundation of what we do is built on identifying what we feel are the world's leading science and technology companies through a largely bottom-up, that is company by company, fundamentally driven, research process with an overarching top-down perspective. That process remains unchanged. Given the more cautious, although obviously not cautious enough, view that we held throughout the year, our cash position remained higher than normal. We held cash in excess of 10 percent of assets throughout much of the fiscal year. We looked to sectors and companies that we believed would be relatively better prepared to weather a difficult economic environment. We also sought out companies that were more attractively valued, whose businesses were more stable, and were largely self sufficient when it comes to the need for capital.

As noted earlier, we significantly increased our exposure to the biotechnology sector. We did so earlier in the year, given a number of clinical developments, and increased our exposure yet again later in the year as the market made some previously overvalued stocks outright cheap, in our view.

We have also purchased convertible securities of several companies where we already held the underlying equity and thoroughly understand the business. During the debt boom earlier in the decade, some companies in science and technology took advantage of cheap money to issue debt convertible into common stock. Liquidity issues in the final calendar quarter of 2008, for some of these debt securities, resulted in sharp price drops.

Our outlook

We continue to believe the economic and financial market environment will remain challenging. Our plan is to stick with our stock selection philosophy, which has two main tenets. First, we aim to identify what we feel are the strongest secular trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we believe to be the right stocks within which to invest.

We are encouraged by the actions taken, and currently being contemplated, on an individual and coordinated basis by major governments and central banks alike around the globe. While we ultimately believe these, as well as other actions, will set the stage for a return to growth, the more immediate focus remains stability, confidence and improved liquidity. We plan to remain selective in our investments for the foreseeable future.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Science and Technology Fund.

PORTFOLIO HIGHLIGHTS
Science and Technology Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	82.33%
Information Technology	44.53%
Health Care	11.70%
Consumer Staples	7.45%
Industrials	5.82%
Energy	4.58%
Telecommunication Services	3.94%
Materials	3.01%
Financials	0.81%
Consumer Discretionary	0.49%
Bonds	3.97%
Corporate Debt Securities	3.97%
Cash and Cash Equivalents	13.70%

Lipper Rankings

Category: Lipper Science & Technology Funds	Rank	Percentile
1 Year	39/150	26
3 Year	20/135	15
5 Year	6/118	6
10 Year	4/46	9
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector	Industry
ESCO Technologies Inc.	Industrials	Industrial Machinery
Noble Energy, Inc.	Energy	Oil & Gas Exploration & Production
Research In Motion Limited	Information Technology	Communications Equipment
Cree, Inc.	Information Technology	Semiconductors
Bunge Limited	Consumer Staples	Agricultural Products
Aspen Technology, Inc.	Information Technology	Application Software
Archer Daniels Midland Company	Consumer Staples	Agricultural Products
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Genzyme Corporation	Health Care	Biotechnology
Microsoft Corporation	Information Technology	Systems Software
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Science and Technology Fund

(UNAUDITED)

Science and Technology Fund, Class A Shares(1)	$9,618
S&P North American Technology Sector Index	$3,913
Lipper Science & Technology Funds Universe Average	$3,900

DATE	W&R ADVISORS SCIENCE & TECHNOLOGY FUND, CLASS A SHARES	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX	LIPPER SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE
12/31/1999	9,425	10,000	10,000
12/31/2000	8,109	6,216	6,867
6/30/2001	6,896	5,163	5,319
6/30/2002	5,535	2,975	3,089
6/30/2003	5,580	3,231	3,339
6/30/2004	7,211	4,119	4,214
6/30/2005	8,189	3,900	4,133
6/30/2006	9,266	4,070	4,471
6/30/2007	11,252	5,166	5,383
6/30/2008	11,459	4,807	4,888
6/30/2009	9,618	3,913	3,900

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-20.89%	-19.99%	-17.08%	-15.72%
5-year period ended 6-30-09	4.68%	4.59%	4.75%	6.31%
10-year period ended 6-30-09	4.73%	––	––	5.71%
Since inception of Class(3) through 6-30-09	––	3.77%	3.81%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Science and Technology Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,166.90	1.46%	$ 7.80
Class B	$1,000	$1,160.40	2.70%	$14.47
Class C	$1,000	$1,159.60	2.60%	$13.93
Class Y	$1,000	$1,169.30	1.03%	$ 5.53
Based on 5% Return(2)
Class A	$1,000	$1,017.58	1.46%	$ 7.26
Class B	$1,000	$1,011.42	2.70%	$13.48
Class C	$1,000	$1,011.88	2.60%	$12.98
Class Y	$1,000	$1,019.67	1.03%	$ 5.15
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Science and Technology Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Agricultural Products - 7.45%
Archer Daniels Midland Company	2,536	$67,894
Bunge Limited	1,241	74,779
		142,673
Application Software - 9.28%
ACI Worldwide, Inc. (A)(B)	3,773	52,677
Aspen Technology, Inc. (A)(B)	8,549	72,919
Lawson Software, Inc. (A)(B)	9,315	51,979
		177,575
Biotechnology - 8.27%
Amgen Inc. (A)	931	49,261
Genzyme Corporation (A)	1,005	55,943
Isis Pharmaceuticals, Inc. (A)	1,150	18,980
Vertex Pharmaceuticals Incorporated (A)	961	34,232
		158,416
Communications Equipment - 4.95%
CommScope, Inc. (A)	498	13,070
Research In Motion Limited (A)	1,149	81,643
		94,713
Data Processing & Outsourced Services - 9.09%
Alliance Data Systems Corporation (A)	1,518	62,545
Euronet Worldwide, Inc. (A)(B)	2,570	49,841
Fidelity National Information Services, Inc.	1,407	28,088
Lender Processing Services, Inc.	1,206	33,493
		173,967
Diversified Chemicals - 2.45%
E.I. du Pont de Nemours and Company	922	23,625
FMC Corporation	494	23,361
		46,986
Electrical Components & Equipment - 0.96%
POWER-ONE, INC. (A)(B)	6,152	9,166
Ultralife Corporation (A)(B)	1,284	9,209
		18,375
Electronic Equipment & Instruments - 2.08%
IPG Photonics Corporation (A)	605	6,632
Itron, Inc. (A)	603	33,213
		39,845
Fertilizers & Agricultural Chemicals - 0.56%
Sociedad Quimica y Minera de Chile S.A., ADR	294	10,643

General Merchandise Stores - 0.49%
Conn's, Inc. (A)	753	9,408

Health Care Distributors - 0.21%
Animal Health International, Inc. (A)(B)	2,588	4,011

Health Care Equipment - 0.48%
STERIS Corporation	353	9,211

Health Care Facilities - 1.67%
HealthSouth Corporation (A)	2,214	31,972

Health Care Supplies - 0.17%
TranS1 Inc. (A)	531	3,310

Health Care Technology - 0.76%
Eclipsys Corporation (A)	817	14,532

Home Entertainment Software - 2.10%
Nintendo Co., Ltd. (C)	145	40,165

Industrial Machinery - 4.86%
ESCO Technologies Inc. (A)(B)	1,849	82,837
Pentair, Inc.	395	10,110
		92,947
Integrated Telecommunication Services - 2.99%
AT&T Inc.	1,328	32,977
CenturyTel, Inc.	788	24,198
		57,175
Internet Software & Services - 0.96%
SAVVIS, Inc. (A)	1,599	18,325

IT Consulting & Other Services - 2.68%
Telvent GIT, S.A. (B)	2,365	51,260

Life & Health Insurance - 0.81%
Amil Participacoes S.A. (C)	3,224	15,532

Managed Health Care - 0.14%
AMERIGROUP Corporation (A)	98	2,621

Oil & Gas Equipment & Services - 0.27%
ION Geophysical Corporation (A)	2,040	5,242

Oil & Gas Exploration & Production - 4.31%
Noble Energy, Inc.	1,398	82,428

Semiconductors - 10.49%
Cree, Inc. (A)	2,641	77,625
Micron Technology, Inc. (A)	3,831	19,382
Microsemi Corporation (A)	581	8,023
PMC-Sierra, Inc. (A)	5,371	42,755
Samsung Electronics Co., Ltd. (C)	115	53,208
		200,993
Systems Software - 2.90%
Microsoft Corporation	2,339	55,593

Wireless Telecommunication Service - 0.95%
Sprint Nextel Corporation (A)	3,787	18,215

TOTAL COMMON STOCKS - 82.33%		$1,576,133

(Cost: $1,709,093)

CORPORATE DEBT SECURITIES	Principal

Data Processing & Outsourced Services - 1.70%
Alliance Data Systems Corporation, Convertible,
4.750%, 5-15-14	$19,800	20,418
Euronet Worldwide, Inc., Convertible,
3.500%, 10-15-25 (B)	13,825	12,080
		32,498
Electrical Components & Equipment - 0.23%
POWER-ONE, INC., Convertible,
8.000%, 6-17-13 (B)(D)	5,250	4,358

Semiconductors - 0.28%
Micron Technology, Inc., Convertible,
1.875%, 6-1-14	9,000	5,310

Technology - 1.76%
Advanced Micro Devices, Inc., Convertible,
5.750%, 8-15-12	15,000	9,225
Eastman Kodak Company, Convertible,
3.375%, 10-15-33	30,579	24,616
		33,841

TOTAL CORPORATE DEBT SECURITIES - 3.97%		$76,007

(Cost: $70,711)

SHORT-TERM SECURITIES

Commercial Paper - 11.84%
Abbott Laboratories,
0.180%, 7-9-09	15,494	15,494
Baxter International Inc.,
0.300%, 7-9-09	5,000	5,000
Burlington Northern Santa Fe Corp.,
0.400%, 7-1-09	5,000	5,000
Clorox Co.,
0.500%, 7-7-09	10,000	9,999
Colgate-Palmolive Company,
0.100%, 7-6-09	5,000	5,000
Corporacion Andina de Fomento,
0.320%, 8-17-09	5,000	4,998
General Mills, Inc.:
0.450%, 7-10-09	5,000	4,999
0.400%, 7-15-09	7,000	6,999
0.350%, 7-28-09	2,000	1,999
Heinz (H.J.) Co.,
0.550%, 7-20-09	5,949	5,947
Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
0.500%, 7-15-09	8,000	7,998
Hewlett-Packard Company,
0.120%, 7-1-09	7,851	7,851
Kitty Hawk Funding Corp.:
0.280%, 7-17-09	6,000	5,999
0.280%, 7-20-09	5,000	4,999
Kraft Foods Inc.:
0.300%, 7-8-09	12,500	12,499
0.350%, 7-16-09	6,000	5,999
McCormick & Co. Inc.,
0.250%, 7-1-09	15,765	15,766
PACCAR Financial Corp.,
0.200%, 7-8-09	15,000	14,999
Praxair Inc.,
0.210%, 7-27-09	17,600	17,598
Procter & Gamble Company (The),
0.180%, 7-21-09	10,000	9,999
Roche Holdings, Inc.,
0.190%, 7-9-09	15,000	14,999
Siemens Capital Corp.,
0.150%, 7-2-09	5,000	5,000
Straight-A Funding, LLC (Federal Financing Bank):
0.270%, 7-14-09	15,000	14,999
0.300%, 8-3-09	5,000	4,999
Unilever Capital Corporation:
0.100%, 7-9-09	2,500	2,500
0.160%, 7-9-09	10,000	10,000
Verizon Communications Inc.,
0.360%, 7-14-09	5,000	4,999
		226,638
Master Note - 0.07%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (E)	1,316	1,316

TOTAL SHORT-TERM SECURITIES - 11.91%		$227,954

(Cost: $227,954)

TOTAL INVESTMENT SECURITIES - 98.21%		$1,880,094

(Cost: $2,007,758)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.79%		34,268

NET ASSETS - 100.00%		$1,914,362

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)Listed on an exchange outside the United States.

(D)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Board of Trustees.  At June 30, 2009, the total value of these securities amounted to $4,358 or 0.23% of net assets.

(E)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$2,010,779
Gross unrealized appreciation	210,437
Gross unrealized depreciation	(341,122)
Net unrealized depreciation	$(130,685)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Small Cap Fund

(UNAUDITED)

Below, Gilbert C. Scott, CFA, portfolio manager of the Waddell & Reed Advisors Small Cap Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund for five years and has 18 years of industry experience.

Gilbert C. Scott

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Small Cap Fund (Class A shares at net asset value)	-18.53%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	-24.89%
(generally reflects the performance of small company growth stocks)
Lipper Small-Cap Growth Funds Universe Average	-26.84%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

An unprecedented year roils the market

The fiscal year was historic in terms of the magnitude of the decline in the benchmark index and the subsequent snapback that occurred this spring. The Fund, although suffering a notable decline, generated better returns than the index during the period due to what we feel was strong stock selection in the energy, consumer discretionary and financial sectors. On the downside, our holdings in consumer staples and health care detracted from overall performance. While the consumer durables area did well overall, showing a slight decline for the year, our stock selection in that sector mitigated some of the benefit. Meanwhile, our consumer discretionary, information technology and health care holdings all suffered double digit declines, but we fared better than the index.

The collapse of Lehman Brothers and the cascading effect it produced on the financial market ecosystem was both unprecedented and memorable. The stresses placed on the financial system - including the seizure of credit, run on banks and the significant decline in consumer confidence - caused a subsequent economic decline of great magnitude. In addition, the transition of the presidency and Congress caused the lame-duck period to be more disruptive than others from recent history. The need for the government to place a backstop on the banking system with guarantees on money market funds and other programs were unparalleled in need and scope. Due to the financial and anticipated global economic decline, the Fund's benchmark index declined significantly from its high last summer to a low in March 2009. Also, the economic decline put several industries in extreme distress and actually forced some in the auto industry into bankruptcy, which led to a government bailout to provide money to sustain operations. Finally, the global linkages of the financial markets caused a global slowdown, leading to other challenges, including a dramatic fall in oil prices.

High-quality sectors augment performance

We place an emphasis on utilizing fundamental research to select stocks within sectors. One of the core strategies of the Fund is to maintain ownership in what we feel are higher quality companies, on balance. We believe that, over time, higher quality companies will produce superior results to lower quality companies. The Fund has engaged in several actions in an attempt to mitigate portfolio risk, with the largest weightings of stocks forecasted to produce strong cash flows. The Fund also has a low net debt exposure as most companies in the Fund do not have any long-term debt. Given the incredible volatility the market has exhibited over the course of the last year, the Fund was more active in realizing profits and maintained a higher level of cash during the most tumultuous period.

Information technology and consumer discretionary were our most overweight sectors over the course of the fiscal year. The Fund added substantially to these sectors last fall and in early 2009 as the market was falling precipitously, with the expectation that they would be one of the first groups to perform well coming out of an economic downturn. In addition, the market decline created interesting prices for some of these securities. The primary sources of capital to fund the purchases came from the health care and industrial sectors. The Fund reduced its weighting in the industrial sector as we began to see that the global marketplace was headed for a synchronized economic slowdown. The change in the presidency and Congress created an over-arching concern regarding the level of future reimbursement for health care companies and, thus, the sector weight was lowered.

Our outlook

The market's strong advance from March has been supported by improved economic readings, as well as increasing gross domestic product growth forecasts. Although the readings have improved, the degree of confidence in the U.S. economy's strength is still light, in our view. We anticipate that it will take some time for the improving economic conditions to translate into a distinct shift in the market. The employment picture is murky at best, as the unemployment rate continues to increase and the aggregate hours worked continue to show weakness, although the pace of decline appears to be moderating. There continues to be downward pressure on consumer spending, driven by a need to lower outstanding debt, difficulty in obtaining additional credit, employment concerns, and energy price increases. All of this is evidenced by a savings rate that has surged markedly in recent months. The housing market has shown indications of bottoming, but a recent increase in mortgage rates needs to be watched. Mortgage rates notwithstanding, the housing affordability measures are quite favorable.

The emerging markets appear to be stabilizing, which could prove to be supportive of the U.S. economy in the coming quarters. The latest durable goods orders and service economy statistics both suggest an improving economy. The bulk of any impact from the stimulus dollars is still in front of us, which should serve as impetus for growth. We believe the market is at a point where the economy will need to show indications that real growth is on the horizon, rather than sequentially flat readings, in order to maintain the market's advance. We feel that the bulk of strong performance from lower quality securities has already occurred, so we intend to maintain a higher quality posture and look for companies that we feel can grow revenues and not just cut expenses in order to drive earnings. In this lower growth environment, we believe that companies that can grow should command a premium.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Small Cap Fund.

PORTFOLIO HIGHLIGHTS
Small Cap Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	92.91%
Information Technology	29.97%
Consumer Discretionary	23.02%
Health Care	14.83%
Financials	9.38%
Industrials	6.14%
Energy	5.74%
Consumer Staples	3.83%
Cash and Cash Equivalents	7.09%

Lipper Rankings

Category: Lipper Small-Cap Growth Funds	Rank	Percentile
1 Year	69/578	12
3 Year	95/498	20
5 Year	77/412	19
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Portfolio Recovery Associates, Inc.	Financials
Capella Education Company	Consumer Discretionary
MICROS Systems, Inc.	Information Technology
Scientific Games Corporation, Class A	Consumer Discretionary
DTS, Inc.	Information Technology
NuVasive, Inc.	Health Care
Microchip Technology Incorporated	Information Technology
LKQ Corporation	Consumer Discretionary
Alberto-Culver Company	Consumer Staples
Volcano Corporation	Health Care
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Small Cap Fund

(UNAUDITED)

Small Cap Fund:
Class A Shares(1)(2)	$13,592
Class B Shares(2)	$13,074
Class C Shares(2)	$13,291
Class Y Shares(2)	$15,228
Russell 2000 Growth Index(3)	$9,381
Lipper Small-Cap Growth Funds Universe Average(3)	$10,825

DATE	W&R ADVISORS SMALL CAP FUND, CLASS A SHARES	W&R ADVISORS SMALL CAP FUND, CLASS B SHARES	W&R ADVISORS SMALL CAP FUND, CLASS C SHARES	W&R ADVISORS SMALL CAP FUND, CLASS Y SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE
10/4/1999	9,425	10,000	10,000	10,000	10,000	10,000
6/30/2000	13,873	14,607	14,627	14,775	13,171	14,729
6/30/2001	12,197	12,712	12,752	13,066	10,099	12,034
6/30/2002	10,216	10,531	10,593	10,997	7,581	9,448
6/30/2003	11,060	11,283	11,376	11,979	7,635	9,395
6/30/2004	13,524	13,664	13,800	14,742	10,044	12,035
6/30/2005	15,374	15,379	15,546	16,846	10,472	12,748
6/30/2006	16,778	16,628	16,827	18,477	11,995	14,477
6/30/2007	19,081	18,737	18,982	21,114	14,012	16,953
6/30/2008	16,683	16,228	16,457	18,552	12,490	14,796
6/30/2009	13,592	13,074	13,291	15,228	9,381	10,825

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of October 31, 1999.
Average Annual Total Return(4)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-23.21%	-22.66%	-19.24%	-17.92%
5-year period ended 6-30-09	-1.08%	-1.01%	-0.75%	0.65%
10-year period ended 6-30-09	––	––	––	––
Since inception of Class(5) through 6-30-09	3.20%	2.79%	2.96%	4.41%
(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)10-4-99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Small Cap Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,163.30	1.88%	$10.06
Class B	$1,000	$1,156.20	3.00%	$16.06
Class C	$1,000	$1,158.50	2.74%	$14.68
Class Y	$1,000	$1,167.90	1.06%	$5.74
Based on 5% Return(2)
Class A	$1,000	$1,015.49	1.88%	$9.37
Class B	$1,000	$1,009.92	3.00%	$14.97
Class C	$1,000	$1,011.22	2.74%	$13.68
Class Y	$1,000	$1,019.53	1.06%	$5.35
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Small Cap Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 1.33%
Ladish Co., Inc. (A)	564	$7,310

Apparel Retail - 2.67%
Urban Outfitters, Inc. (A)	474	9,885
Zumiez Inc. (A)	598	4,791
		14,676
Apparel, Accessories & Luxury Goods - 1.41%
Under Armour, Inc., Class A (A)	346	7,743

Application Software - 11.45%
ACI Worldwide, Inc. (A)	969	13,521
Blackboard Inc. (A)	344	9,939
FactSet Research Systems, Inc.	226	11,287
Solera Holdings, Inc. (A)	492	12,499
Sonic Solutions (A)(B)	1,427	4,211
Ultimate Software Group, Inc. (The) (A)	470	11,398
		62,855
Auto Parts & Equipment - 2.74%
LKQ Corporation (A)	914	15,040

Automotive Retail - 3.12%
Monro Muffler Brake, Inc.	199	5,116
O'Reilly Automotive, Inc. (A)	315	12,011
		17,127
Casinos & Gaming - 3.77%
Scientific Games Corporation, Class A (A)	1,314	20,715

Computer Hardware - 2.24%
Stratasys, Inc. (A)(B)	1,120	12,308

Construction & Farm Machinery & Heavy Trucks - 0.84%
Westinghouse Air Brake Technologies Corporation	144	4,638

Education Services - 8.47%
Capella Education Company (A)	416	24,960
K12 Inc. (A)	373	8,045
Strayer Education, Inc.	62	13,588
		46,593
Electronic Components - 3.66%
DTS, Inc. (A)	743	20,099

Health Care Distributors - 1.52%
PSS World Medical, Inc. (A)	451	8,352

Health Care Equipment - 9.36%
Hologic, Inc. (A)	716	10,192
NuVasive, Inc. (A)	424	18,906
ResMed Inc. (A)	205	8,337
Volcano Corporation (A)	1,001	13,998
		51,433
Health Care Services - 1.00%
Healthways, Inc. (A)	410	5,517

Health Care Technology - 2.95%
Cerner Corporation (A)	129	8,047
Phase Forward Incorporated (A)	541	8,179
		16,226
Human Resource & Employment Services - 1.08%
Resources Connection, Inc. (A)	347	5,958

Internet Software & Services - 4.60%
Bankrate, Inc. (A)	316	7,975
CyberSource Corporation (A)	444	6,795
Omniture, Inc. (A)	836	10,503
		25,273
Investment Banking & Brokerage - 4.09%
Greenhill & Co., Inc.	178	12,817
Lazard Group LLC	359	9,675
		22,492
Oil & Gas Equipment & Services - 4.92%
Core Laboratories N.V.	105	9,125
Dril-Quip, Inc. (A)	301	11,476
Oceaneering International, Inc. (A)	143	6,460
		27,061
Oil & Gas Exploration & Production - 0.82%
Cabot Oil & Gas Corporation	146	4,480

Packaged Foods & Meats - 1.18%
Smart Balance, Inc. (A)	953	6,492

Personal Products - 2.65%
Alberto-Culver Company	573	14,580

Railroads - 1.67%
Kansas City Southern (A)	567	9,132

Research & Consulting Services - 1.22%
Advisory Board Company (The) (A)	261	6,719

Restaurants - 0.84%
P.F. Chang's China Bistro, Inc. (A)	144	4,620

Semiconductor Equipment - 0.73%
Lam Research Corporation (A)	155	4,035

Semiconductors - 2.84%
Microchip Technology Incorporated	693	15,630

Specialized Finance - 5.29%
Financial Federal Corporation	93	1,916
Portfolio Recovery Associates, Inc. (A)	702	27,173
		29,089
Systems Software - 4.45%
MICROS Systems, Inc. (A)	967	24,472

TOTAL COMMON STOCKS - 92.91%		$510,665

(Cost: $514,218)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 6.39%
Burlington Northern Santa Fe Corp.,
0.400%, 7-1-09	$5,000	5,000
Clorox Co.,
0.500%, 7-7-09	5,000	5,000
Colgate-Palmolive Company,
0.100%, 7-6-09	2,000	2,000
General Mills, Inc.,
0.400%, 7-20-09	5,000	4,999
John Deere Capital Corporation,
0.130%, 7-1-09	5,113	5,112
Johnson & Johnson,
0.100%, 7-13-09	2,000	2,000
Kitty Hawk Funding Corp.,
0.280%, 7-17-09	3,000	3,000
Kraft Foods Inc.,
0.350%, 7-16-09	4,000	3,999
Straight-A Funding, LLC (Federal Financing Bank):
0.260%, 7-10-09	2,000	2,000
0.270%, 7-14-09	2,000	2,000
		35,110
Master Note - 0.50%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (C)	2,762	2,762

TOTAL SHORT-TERM SECURITIES - 6.89%		$37,872

(Cost: $37,872)

TOTAL INVESTMENT SECURITIES - 99.80%		$548,537

(Cost: $552,090)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.20%		1,106

NET ASSETS - 100.00%		$549,643

Notes to Schedule of Investments

(A)No dividends were paid during the preceding 12 months.

(B)Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$561,320
Gross unrealized appreciation	63,685
Gross unrealized depreciation	(76,468)
Net unrealized depreciation	$(12,783)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Tax-Managed Equity Fund

(UNAUDITED)

Below, Sarah C. Ross, CFA, portfolio manager of the Waddell & Reed Advisors Tax-Managed Equity Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. Ms. Ross has managed the Fund for six months and has 13 years of industry experience.

Sarah C. Ross

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance
For the 12 Months Ended June 30, 2009
Tax-Managed Equity Fund (Class A shares at net asset value)	-20.00%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	-24.50%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	-27.00%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

 We lost less money than both our benchmark index (before the impact of sales charges) and Lipper peer group during a fiscal year that was an exceptionally challenging and disappointing period for financial markets. During the 12 months ended June 30, 2009, investors experienced one of the weakest global economic environments of the past 50 years. Aggressive lending in years past and over-leverage at many financial institutions contributed to higher delinquency rates across a range of consumer and corporate debt, including mortgage loans, credit card debt and a wide range of asset-backed securities. This resulted in increasing pressure on the banking system and failure of some high profile institutions.

Consumer demand deteriorated through the second half of 2008 and capital investment slowed for many businesses. In late 2008 and into 2009, aggressive stimulus measures were taken that drove an improvement in investor perception. The Federal Reserve cut interest rates to nearly zero and announced a multistep program to help stabilize financial institutions. While there are some very early signs of stabilization, there are also a number of challenges that remain. Most notably, unemployment continues to rise and the housing market remains challenging.

Defensive stock selection helped preserve capital

The fiscal year was weak for all segments of the stock market. While defensive sectors, such as health care and consumer staples, performed better than the market during this period of economic uncertainty, all sectors posted negative returns during the period. Given the speed and magnitude of market declines early in the period, the most helpful decision to portfolio performance over the fiscal year was our move more aggressively toward cash in the latter months of 2008. Our most material overweight in the period was health care, which outperformed the benchmark. Genentech, Inc., which was acquired in the first calendar quarter of 2009, was one of our better performers in the period. Unfortunately, positive returns on individual stocks were hard to come by during the period in any sector, and strength in some of our more defensive stocks was offset by huge hits in energy, industrials, materials and any sector with cyclical or economic exposure.

Our outlook

While credit markets and access to capital continue to improve, we believe that both corporations and consumers are likely to go through a long process to restructure overleveraged balance sheets. This process likely will take time and we believe will result in a very slow, prolonged recovery process. Unemployment is still on the rise and availability of credit is unlikely to return to levels prior to the recent financial crisis for several years. The long-term effect on business and consumer spending as a result of debt reduction is still uncertain. However, there are some signs of improvement in the economy relative to very low expectations. Corporate earnings are benefiting from aggressive cost-cutting initiatives that have been put in place the past few months. In some cases revenues have not been as disappointing as investors had expected. While there will likely be some bumps in the road, we expect continued slow improvement in the economic outlook.

It seems unlikely that lower quality stocks will be able to sustain the outperformance we saw in the second quarter of 2009, given the concerns that remain on the economic front. We believe higher quality companies with strong free cash flow, solid balance sheets and sustainable competitive advantages are best positioned to participate in a slow recovery.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Tax-Managed Equity Fund.

PORTFOLIO HIGHLIGHTS
Tax-Managed Equity Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	89.90%
Information Technology	31.02%
Health Care	16.53%
Consumer Discretionary	9.22%
Energy	8.63%
Financials	7.33%
Consumer Staples	7.19%
Industrials	5.90%
Materials	4.08%
Cash and Cash Equivalents	10.10%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	81/841	10
3 Year	5/717	1
5 Year	10/602	2
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
QUALCOMM Incorporated	Information Technology
Gilead Sciences, Inc.	Health Care
Goldman Sachs Group, Inc. (The)	Financials
Apple Inc.	Information Technology
Schlumberger Limited	Energy
Google Inc., Class A	Information Technology
Microsoft Corporation	Information Technology
Monsanto Company	Materials
Hewlett-Packard Company	Information Technology
Transocean Inc.	Energy
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Tax-Managed Equity Fund

(UNAUDITED)
Tax-Managed Equity Fund:
Class A Shares(1)(2)	$8,836
Class B Shares(2)	$8,610
Class C Shares(2)	$8,580
Russell 1000 Growth Index	$5,058
Lipper Large-Cap Growth Funds Universe Average	$5,746

DATE	W&R ADVISORS TAX-MANAGED EQUITY FUND, CLASS A SHARES	W&R ADVISORS TAX-MANAGED EQUITY FUND, CLASS B SHARES	W&R ADVISORS TAX-MANAGED EQUITY FUND, CLASS C SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GRO WTH FUNDS UNIVERSE AVERAGE
3/31/2000	9,425	10,000	10,000	10,000	10,000
12/31/2000	9,038	9,520	9,510	7,243	8,289
6/30/2001	7,798	8,170	8,170	6,214	7,145
6/30/2002	6,252	6,490	6,490	4,568	5,496
6/30/2003	6,574	6,770	6,760	4,704	5,440
6/30/2004	7,833	7,980	7,970	5,545	6,356
6/30/2005	8,286	8,370	8,350	5,638	6,584
6/30/2006	8,836	8,850	8,830	5,984	7,017
6/30/2007	10,419	10,340	10,300	7,125	8,174
6/30/2008	11,045	10,860	10,830	6,700	7,871
6/30/2009	8,836	8,610	8,580	5,058	5,746

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)	Class A	Class B	Class C
1-year period ended 6-30-09	-24.60%	-23.89%	-20.78%
5-year period ended 6-30-09	1.23%	1.34%	1.49%
10-year period ended 6-30-09	––	––	––
Since inception of Class(4) through 6-30-09	-1.33%	-1.60%	-1.64%
(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(4)3-31-00 for Class A, Class B and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Tax-Managed Equity Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,121.50	1.32%	$6.89
Class B	$1,000	$1,116.70	2.35%	$12.28
Class C	$1,000	$1,117.20	2.27%	$11.96
Based on 5% Return(2)
Class A	$1,000	$1,018.26	1.32%	$6.56
Class B	$1,000	$1,013.16	2.35%	$11.68
Class C	$1,000	$1,013.53	2.27%	$11.38
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

BEFORE- AND AFTER-TAX RETURNS
Tax-Managed Equity Fund

(UNAUDITED)

Before and After Tax Returns(1)	1-year period ended 6-30-09		5-year period ended 6-30-09	10-year period ended 6-30-09	Since inception of Class(2) through 6-30-09
Class A
Before Taxes	-24.60%		1.23%	–– %	-1.33%
After Taxes on Distributions	-24.60%		1.23%	–– %	-1.35%
After Taxes on Distributions and Sale of Fund Shares	-15.99	%(3)	1.05%	–– %	-1.13	%(3)
Class B
Before Taxes	-23.89%		1.34%	–– %	-1.60%
After Taxes on Distributions	-23.89%		1.34%	–– %	-1.60%
After Taxes on Distributions and Sale of Fund Shares	-15.53	%(3)	1.15%	–– %	-1.35	%(3)
Class C
Before Taxes	-20.78%		1.49%	–– %	-1.64%
After Taxes on Distributions	-20.78%		1.49%	–– %	-1.64%
After Taxes on Distributions and Sale of Fund Shares	-13.50	%(3)	1.27%	–– %	-1.38	%(3)
Russell 1000 Growth Index(4)	-24.50%		-1.82%	–– %	-4.17%
(1)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)

(2)3-31-00 for Class A, Class B and Class C shares (the date on which shares were first acquired by shareholders).

(3)After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

(4)The Russell 1000 Growth Index since inception column reflects the index return for the life of the Fund and reflects no deduction for fees, expenses or taxes.

The table above shows average annual returns on a before-tax and after-tax basis. Returns Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Returns After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Returns After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

SCHEDULE OF INVESTMENTS
Tax-Managed Equity Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 2.96%
Lockheed Martin Corporation	17	$1,336
Raytheon Company	47	2,087
		3,423
Air Freight & Logistics - 0.73%
Expeditors International of Washington, Inc.	25	845

Asset Management & Custody Banks - 0.54%
BlackRock, Inc., Class A	4	630

Automotive Retail - 1.11%
AutoZone, Inc. (A)	9	1,284

Biotechnology - 4.31%
Gilead Sciences, Inc. (A)	107	4,990

Communications Equipment - 9.82%
Cisco Systems, Inc. (A)	112	2,089
Nokia Corporation, Series A, ADR	128	1,872
QUALCOMM Incorporated	134	6,072
Research In Motion Limited (A)	19	1,355
		11,388
Computer Hardware - 6.35%
Apple Inc. (A)	30	4,279
Hewlett-Packard Company	80	3,073
		7,352
Construction & Farm Machinery & Heavy Trucks - 0.87%
Deere & Company	25	1,013

Data Processing & Outsourced Services - 2.33%
Visa Inc., Class A	43	2,697

Department Stores - 1.18%
Kohl's Corporation (A)	32	1,371

Electrical Components & Equipment - 1.34%
Emerson Electric Co.	24	793
First Solar, Inc. (A)	5	760
		1,553
Fertilizers & Agricultural Chemicals - 2.69%
Monsanto Company	42	3,115

General Merchandise Stores - 1.14%
Target Corporation	33	1,321

Health Care Equipment - 3.64%
Baxter International Inc.	43	2,294
Stryker Corporation	22	865
Zimmer Holdings, Inc. (A)	25	1,053
		4,212
Health Care Supplies - 2.89%
Alcon, Inc.	17	1,948
DENTSPLY International Inc.	46	1,405
		3,353
Home Entertainment Software - 1.57%
Activision Blizzard, Inc. (A)	144	1,815

Home Improvement Retail - 3.02%
Home Depot, Inc. (The)	68	1,612
Lowe's Companies, Inc.	98	1,897
		3,509
Household Products - 2.54%
Colgate-Palmolive Company	42	2,937

Hypermarkets & Super Centers - 1.19%
Costco Wholesale Corporation	30	1,382

Industrial Gases - 0.44%
Praxair, Inc.	7	511

Internet Retail - 1.31%
Amazon.com, Inc. (A)	18	1,513

Internet Software & Services - 3.20%
Google Inc., Class A (A)	9	3,702

Investment Banking & Brokerage - 3.73%
Goldman Sachs Group, Inc. (The)	29	4,306

Life Sciences Tools & Services - 1.44%
Thermo Fisher Scientific Inc. (A)	41	1,669

Oil & Gas Drilling - 2.59%
Transocean Inc. (A)	40	2,996

Oil & Gas Equipment & Services - 6.04%
Schlumberger Limited	76	4,093
Smith International, Inc.	47	1,211
Weatherford International Ltd. (A)	87	1,701
		7,005
Other Diversified Financial Services - 1.40%
JPMorgan Chase & Co.	48	1,627

Pharmaceuticals - 4.25%
Abbott Laboratories	62	2,911
Roche Holdings Ltd, ADR	59	2,012
		4,923
Restaurants - 1.46%
YUM! Brands, Inc.	51	1,687

Semiconductors - 4.66%
Broadcom Corporation, Class A (A)	98	2,437
Microchip Technology Incorporated	131	2,960
		5,397
Soft Drinks - 3.46%
Coca-Cola Company (The)	59	2,812
PepsiCo, Inc.	22	1,196
		4,008
Specialized Finance - 1.66%
IntercontinentalExchange, Inc. (A)	17	1,927

Specialty Chemicals - 0.95%
Ecolab Inc.	28	1,101

Systems Software - 3.09%
Microsoft Corporation	151	3,583

TOTAL COMMON STOCKS - 89.90%		$104,145

(Cost: $96,466)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 8.66%
Colgate-Palmolive Company,
0.100%, 7-6-09	$2,000	2,000
John Deere Capital Corporation,
0.130%, 7-1-09	3,386	3,386
Kitty Hawk Funding Corp.,
0.280%, 7-10-09	2,649	2,649
Straight-A Funding, LLC (Federal Financing Bank),
0.260%, 7-10-09	2,000	2,000
		10,035
Master Note - 1.27%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	1,470	1,470

TOTAL SHORT-TERM SECURITIES - 9.93%		$11,505

(Cost: $11,505)

TOTAL INVESTMENT SECURITIES - 99.83%		$115,650

(Cost: $107,971)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.17%		194

NET ASSETS - 100.00%		$115,844

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronym is used throughout this schedule:
ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$107,996
Gross unrealized appreciation	14,860
Gross unrealized depreciation	(7,206)
Net unrealized appreciation	$7,654

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Value Fund

(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of the Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2009. He has managed the Fund for six years and has 18 years of industry experience.

Matthew T. Norris

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
X			LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance
For the 12 Months Ended June 30, 2009
Value Fund (Class A shares at net asset value)	-24.23%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	-29.03%
(generally reflects the performance of value-style stocks)
Lipper Large-Cap Value Funds Universe Average	-26.83%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Global recession impacts equities

During the first three quarters of the fiscal year, the U.S. economy and financial markets experienced some of the worst times on record. The credit crisis and recessionary demand levels led the markets in a broad fall. The weak economy and the dislocation in the U.S. financial system brought on some of the worst equity performances in modern history, as evidenced by the return of the Russell 1000 Value Index. The Fund's slight relative outperformance compared with the index was aided by stock selection and a generally defensive position for most of the year.

The economic weakness spared no sectors, as even traditional defensive areas, such as consumer staples and health care, declined over the period. We believe the low interest rate environment and government stimulus will ultimately matter, but has not yet fully impacted the market. Energy prices rallied toward the end of the period based on strengthening demand for oil outside the U.S.

Avoiding the hardest hit areas

Areas of strength for the Fund during the period included energy and select financial companies, where our cautious approach avoided many poor performers in those areas. The Fund managed to avoid many of the poorly performing banking stocks during the period. Our energy weighting benefited from our move into pipeline companies in November 2008. We felt these names were attractively valued based on non-business factors, and have recovered quickly.

Toward the end of the fiscal year, as the markets began to turn more positive, we have become overweight in technology, insurance and energy pipelines. Each of these sectors, we feel, offers high quality companies with growth prospects and stocks trading notably below what we perceive as fair value. We have been underweight in the banking, retail and utility sectors. The pull back in banking and retail is based on business fundamentals, while our view on utilities is a function of the expensive nature of most of the names. We do not foresee rapid changes in sector positioning for the near term. Our sector weightings are driven by individual stock selection, not a top down macro review. Thus, as we find new ideas or sell existing positions, the sector weightings will change to reflect our viewpoint on individual investments.

We typically select investments one at a time, comparing where a stock is trading versus our evaluation of that company's intrinsic value. We then attempt to judge when and how that value will be realized before making an investment. This strategy has served us well historically and will continue to be employed.

Our outlook

We continue to pursue a strategy of buying what we feel are inexpensive stocks and diversifying our picks among economic sectors in an attempt to reduce long-term volatility. Our focus is on high, free cash flow-yielding industrial companies, as well as low price-to-book ratios for financial companies. During economic weak spots, we seek to increase our focus on what we feel are sustainable, high dividends.

Looking toward the new fiscal year, we see a large number of companies that we believe are trading at substantial discounts to their intrinsic value. Most of these ideas are in sectors which did poorly last year, and were underweighted in the Fund. Over time, we would expect to exit the defensive names and strategies that were emphasized during the latter part of the fiscal year and move into names which we believe offer better prospects going forward. As we find new ideas or sell existing positions, the sector weightings will likely change to reflect our viewpoint of individual investments.

We believe that certain areas of the economy are beginning to improve, such as technology, insurance and some aspects of health care. Others seem likely to improve over time, including consumer staples and banking. Overall, the weak markets have left a large number of companies trading significantly below our estimate of their value. Our focus continues to be on high, free cash flow-yielding companies where we are able to identify what we feel is underlying value. We believe there are more opportunities today than at any time over the last five years.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund's manager, undervalued. The value of a security believed by the Fund's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Value Fund.

PORTFOLIO HIGHLIGHTS
Value Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.04%
Financials	23.64%
Energy	19.17%
Consumer Staples	11.09%
Information Technology	10.63%
Health Care	9.84%
Industrials	8.04%
Consumer Discretionary	6.95%
Telecommunication Services	3.93%
Materials	3.81%
Utilities	0.94%
Cash and Cash Equivalents	1.96%

Lipper Rankings

Category: Lipper Large-Cap Value Funds	Rank	Percentile

1 Year	116/564	21
3 Year	115/485	24
5 Year	175/410	43
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
Chevron Corporation	Energy
Travelers Companies, Inc. (The)	Financials
Bank of America Corporation	Financials
McKesson Corporation	Health Care
Hewlett-Packard Company	Information Technology
AT&T Inc.	Telecommunication Services
CVS Corporation	Consumer Staples
Molson Coors Brewing Company, Class B	Consumer Staples
Occidental Petroleum Corporation	Energy
ACE Limited	Financials
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Value Fund

(UNAUDITED)

Value Fund:
Class A Shares(1)(2)	$10,083
Class B Shares(2)	$ 9,851
Class C Shares(2)	$ 9,921
Class Y Shares(2)	$11,110
Russell 1000 Value Index(3)	$ 9,678
Lipper Large-Cap Value Funds Universe Average(3)	$ 9,275

DATE	W&R ADVISORS VALUE FUND, CLASS A SHARES	W&R ADVISORS VALUE FUND, CLASS B SHARES	W&R ADVISORS VALUE FUND, CLASS C SHARES	W&R ADVISORS VALUE FUND, CLASS Y SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE
12/15/2000	9,425	10,000	10,000	10,000	10,000	10,000
6/30/2001	10,198	10,770	10,770	10,840	9,869	10,012
6/30/2002	9,352	9,780	9,810	9,989	8,988	8,913
6/30/2003	9,284	9,600	9,640	9,952	8,895	8,725
6/30/2004	11,237	11,520	11,570	12,115	10,776	10,434
6/30/2005	12,438	12,620	12,690	13,467	12,289	11,468
6/30/2006	13,109	13,177	13,264	14,253	13,774	12,662
6/30/2007	16,100	16,043	16,142	17,570	16,791	15,342
6/30/2008	13,307	13,139	13,218	14,576	13,636	12,676
6/30/2009	10,083	9,851	9,921	11,110	9,678	9,275

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of December 31, 2000.

Average Annual Total Return(4)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-28.59%	-28.01%	-24.94%	-23.78%
5-year period ended 6-30-09	-3.30%	-3.24%	-3.03%	-1.72%
10-year period ended 6-30-09	––	––	––	––
Since inception of Class(5) through 6-30-09	0.10%	-0.18%	-0.09%	1.24%
(4) Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5) 12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Value Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,014.70	1.61%	$8.06
Class B	$1,000	$1,010.10	2.72%	$13.57
Class C	$1,000	$1,010.00	2.61%	$13.07
Class Y	$1,000	$1,018.50	0.94%	$4.74
Based on 5% Return(2)
Class A	$1,000	$1,016.83	1.61%	$8.07
Class B	$1,000	$1,011.32	2.72%	$13.58
Class C	$1,000	$1,011.84	2.61%	$13.08
Class Y	$1,000	$1,020.14	0.94%	$4.75
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

 See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Value Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 2.15%
Raytheon Company	143	$6,336

Airlines - 0.56%
Delta Air Lines, Inc. (A)	287	1,659

Brewers - 3.16%
Molson Coors Brewing Company, Class B	220	9,291

Communications Equipment - 2.67%
Nokia Corporation, Series A, ADR	538	7,847

Computer Hardware - 5.76%
Hewlett-Packard Company	306	11,839
International Business Machines Corporation (B)	49	5,106
		16,945
Consumer Finance - 1.60%
Capital One Financial Corporation (B)	215	4,706

Department Stores - 2.07%
Macy's Inc.	517	6,076

Diversified Chemicals - 0.99%
Solutia Inc. (A)	506	2,916

Drug Retail - 3.69%
CVS Corporation	341	10,852

Health Care Distributors - 7.04%
AmerisourceBergen Corporation	442	7,841
McKesson Corporation	292	12,865
		20,706
Home Improvement Retail - 3.97%
Home Depot, Inc. (The)	232	5,487
Lowe's Companies, Inc.	318	6,179
		11,666
Industrial Machinery - 2.41%
Illinois Tool Works Inc.	190	7,083

Integrated Oil & Gas - 13.51%
Chevron Corporation	223	14,793
Exxon Mobil Corporation	82	5,705
Marathon Oil Corporation	233	7,026
Occidental Petroleum Corporation	139	9,115
Targa Resources Partners LP	224	3,102
		39,741
Integrated Telecommunication Services - 3.93%
AT&T Inc.	466	11,568

Investment Banking & Brokerage - 2.13%
Morgan Stanley	219	6,252

Managed Health Care - 2.02%
Aetna Inc.	118	2,946
Coventry Health Care, Inc. (A)	97	1,820
UnitedHealth Group Incorporated	47	1,172
		5,938
Metal & Glass Containers - 1.93%
Pactiv Corporation (A)	261	5,667

Mortgage REITs - 2.03%
Annaly Capital Management, Inc.	395	5,982

Multi-Utilities - 0.94%
Duke Energy Corporation	189	2,759

Office Electronics - 2.20%
Xerox Corporation	998	6,467

Oil & Gas Storage & Transportation - 5.66%
Copano Energy, L.L.C.	171	2,746
Energy Transfer Equity, L.P.	18	444
Enterprise Products Partners L.P.	315	7,861
MarkWest Energy Partners, L.P.	128	2,328
Regency Energy Partners LP	223	3,253
		16,632
Other Diversified Financial Services - 4.82%
Bank of America Corporation	1,074	14,178

Pharmaceuticals - 0.78%
Johnson & Johnson	40	2,295

Property & Casualty Insurance - 7.78%
ACE Limited	196	8,682
Travelers Companies, Inc. (The)	346	14,188
		22,870
Railroads - 2.92%
Union Pacific Corporation	165	8,569

Regional Banks - 3.06%
PNC Financial Services Group, Inc. (The)	176	6,847
Zions Bancorporation	185	2,137
		8,984
Reinsurance - 2.22%
Everest Re Group, Ltd.	46	3,320
RenaissanceRe Holdings Ltd.	69	3,221
		6,541
Specialty Stores - 0.91%
Office Depot, Inc. (A)(B)	589	2,686

Tobacco - 4.24%
Altria Group, Inc.	247	4,055
Lorillard, Inc.	52	3,497
Philip Morris International Inc.	112	4,899
		12,451

TOTAL COMMON STOCKS - 97.15%		$285,663

(Cost: $311,425)

PREFERRED STOCKS - 0.89%

Diversified Metals & Mining
Freeport-McMoRan Copper & Gold Inc., 6.75% Cumulative Convertible	33	$2,613
(Cost: $1,547)

SHORT-TERM SECURITIES - 0.84%	Principal

Master Note
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (C)	$2,467	$2,467
(Cost: $2,467)

TOTAL INVESTMENT SECURITIES - 98.88%		$290,743

(Cost: $315,439)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.12%		3,279

NET ASSETS - 100.00%		$294,022

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Securities serve as cover or collateral for the following written options outstanding at June 30, 2009:

Underlying Security	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value

International Business Machines Corporation:	––*	July 2009	$110.00	$46	$(14)
	––*	July 2009	115.00	14	(1)
Office Depot, Inc.	5	July 2009	5.00	157	(97)
				$217	$(112)

Underlying Security	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value

Bank of America Corporation:	1	July 2009	$7.00	$13	$(1)
	1	August 2009	7.00	31	(7)
	1	November 2009	7.00	77	(31)
Exxon Mobil Corporation	––*	July 2009	50.00	41	––*
Nokia Corporation, Series A, ADR	1	July 2009	12.00	64	(5)
RenaissanceRe Holdings Ltd.	––*	July 2009	40.00	32	(2)
Zions Bancorporation	1	July 2009	7.50	64	(1)
				$322	$(47)
*Not shown due to rounding.

(C)Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

The following acronyms are used throughout this schedule:
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:
Cost	$322,821
Gross unrealized appreciation	24,008
Gross unrealized depreciation	(56,086)
Net unrealized depreciation	$(32,078)

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION
Vanguard Fund

(UNAUDITED)

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of the Waddell & Reed Advisors Vanguard Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2009. Mr. Becker has managed the Fund for 12 years and has 20 years of industry experience. Mr. Sanders has managed the Fund for three years and has 20 years of industry experience.

Daniel P. Becker

Philip J. Sanders

Investment Style
X Current ( )Historical
Source: Morningstar, Inc.
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL
VALUE	BLEND	GROWTH
STYLE

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years.

Fiscal Year Performance

For the 12 Months Ended June 30, 2009
Vanguard Fund (Class A shares at net asset value)	-26.72%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	-24.51%
(generally reflects the performance of securities that represent the equity market)
Lipper Large-Cap Growth Funds Universe Average	-26.99%
(generally reflects the performance of the universe of funds with similar investment objectives)
Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

During the past fiscal year, the Fund lost more money than the Russell 1000 Growth Index and performed in line with our Lipper peer group. It was one of the most difficult environments in recent history.

Stock selection, as well as specific industry weightings, accounted for the majority of the underperformance last year. The Fund was hurt by our concentrations in stocks such as Alcon, Inc., Research in Motion Limited and Deere & Company, as well as our exposure to cyclical stocks during the recession. We performed particularly poorly during the recovery toward fiscal year-end, as we had minimal commodity, low-quality and small cap stock exposure relative to the Fund's benchmark. We feel our high-quality focus has served our shareholders very well over many years, but we did not do as well as hoped during the past fiscal year.

We did have our share of good performers, though. Genentech, Inc. and Gilead Sciences, Inc. were bright spots in an otherwise disappointing year. Apple Inc., QUALCOMM Incorporated and Colgate-Palmolive Company were strong contributors as well. The common factors in all the stock-specific moves were very far removed from the current financial system credit crunch, and we have avoided being reactive. Overall, the fiscal year was remarkable in that the last half of the year was very different than the first half. The same stocks that hurt us late in calendar year 2008 are the ones that helped us early in calendar year 2009.

Overcoming unprecedented circumstances

What started as a sub-prime mortgage crisis developed into a full global credit crunch, affecting potential gross domestic product (GDP) growth worldwide, and we think it may linger for considerably longer than many analysts are predicting. Simply put, the financial system is in the worst shape that we have seen in a long time. We feel that the strains on growth could be felt for years in some markets, such as real estate and structured finance. We were fortunate to have minimal stock weightings in these areas during most of the fiscal year. Given the amount of capacity that is in the process of being removed from the banking system, we have now moved from an underweight to an overweight position, although on an absolute level, financials are still a relatively small exposure.

Another remarkable aspect to the year is the level of economic intervention by U.S. elected officials. Government programs, guarantees, and stimulus programs have gone a long way toward stabilizing perception, uncertainty and restoring faith in the financial markets. These are all long-term positives in our view, but may be problematic as the economy recovers fully. The ability to pull back or reduce the amount of intervention, while creating a self-sustaining economy, will have to be managed delicately. Increased inflation or a double dip into recession would be the primary negative outcomes if the transition is not successful. We continue to worry about both outcomes, without knowing which one is more probable.

By the end of the fiscal period, we finally began to see signs that the economy may be stabilizing, although we expect very low to negligible growth for some time to come. We think the combination of valuation, cash flow generation, competitive position and balance sheet stability is favorable to some of our technology holdings at this point, more so than at any time in recent memory.

Our outlook

Over the short term, the economy and the markets appear as if they will continue to stabilize. In consideration of this potential, we are less defensive at this point. We expect to be generally more positive going into 2010, as the interest rate reductions have more time to impact the economy, and there is more certainty regarding tax policy, economic growth and federal deficit reduction.

Longer term, a trend that in our view is still very positive is the secular and cyclical demand from China and emerging economies, including Latin America and Eastern Europe. In our industry, investors and their money typically follow the path of least resistance and "go where the growth is." As a result, capital has poured into these emerging economies and financial markets. The demand created by the infrastructure build-out requirements supporting the new growth has caused the rest of the world to grow at a much faster rate than the average U.S. company. This growth explosion in areas such as capital goods, energy, technology and business services appears to be creating attractive growth opportunities for many large companies. A burgeoning middle class is developing in areas of the world, which can be served by the dominant, highly profitable business franchises in which we typically invest.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Waddell & Reed Advisors Vanguard Fund.

PORTFOLIO HIGHLIGHTS
Vanguard Fund

ALL DATA IS AS OF JUNE 30, 2009 (UNAUDITED)

Asset Allocation

Stocks	98.51%
Information Technology	35.73%
Consumer Discretionary	14.69%
Health Care	12.57%
Financials	9.65%
Consumer Staples	8.78%
Materials	5.96%
Energy	5.64%
Industrials	5.49%
Cash and Cash Equivalents	1.49%

Lipper Rankings

Category: Lipper Large-Cap Growth Funds	Rank	Percentile
1 Year	428/841	51
3 Year	311/717	44
5 Year	46/602	8
10 Year	19/313	7
Past performance is no guarantee of future results.  Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges.  Rankings for other share classes may vary.

Top 10 Equity Holdings

Company	Sector
QUALCOMM Incorporated	Information Technology
Apple Inc.	Information Technology
Gilead Sciences, Inc.	Health Care
Hewlett-Packard Company	Information Technology
Colgate-Palmolive Company	Consumer Staples
Google Inc., Class A	Information Technology
JPMorgan Chase & Co.	Financials
Microchip Technology Incorporated	Information Technology
McDonald's Corporation	Consumer Discretionary
Abbott Laboratories	Health Care
See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
Vanguard Fund

(UNAUDITED)

Vanguard Fund, Class A Shares(1)	$9,782
Russell 1000 Growth Index	$6,780
Lipper Large-Cap Growth Funds Universe Average	$7,755

DATE	W&R ADVISORS VANGUARD FUND, CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE
9/30/1999	9,425	10,000	10,000
9/30/2000	14,223	12,337	12,963
6/30/2001	9,915	8,330	9,643
6/30/2002	8,303	6,124	7,418
6/30/2003	8,256	6,306	7,341
6/30/2004	9,677	7,433	8,578
6/30/2005	10,386	7,558	8,886
6/30/2006	11,732	8,021	9,469
6/30/2007	12,863	9,550	11,032
6/30/2008	13,349	8,981	10,622
6/30/2009	9,782	6,780	7,755

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A	Class B	Class C	Class Y
1-year period ended 6-30-09	-30.93%	-30.25%	-27.52%	-26.47%
5-year period ended 6-30-09	-0.96%	-1.02%	-0.82%	0.57%
10-year period ended 6-30-09	-0.47%	––	––	0.45%
Since inception of Class(3) through 6-30-09	––	-1.10%	-1.04%	––
(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%.  Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

ILLUSTRATION OF FUND EXPENSES
Vanguard Fund

(UNAUDITED)

For the Six Months Ended June 30, 2009	Beginning Account Value 12-31-08	Ending Account Value 6-30-09	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return(1)
Class A	$1,000	$1,061.60	1.35%	$6.91
Class B	$1,000	$1,056.60	2.66%	$13.57
Class C	$1,000	$1,056.10	2.56%	$13.06
Class Y	$1,000	$1,065.00	0.88%	$4.54
Based on 5% Return(2)
Class A	$1,000	$1,018.09	1.35%	$6.76
Class B	$1,000	$1,011.59	2.66%	$13.28
Class C	$1,000	$1,012.10	2.56%	$12.78
Class Y	$1,000	$1,020.41	0.88%	$4.44
*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2009, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses.  It is a guide to the actual expenses paid by the Fund in the period.  The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period.  For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses.  It helps to compare the Fund's ongoing costs with other mutual funds.  A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads, redemption fees or exchange fees.

See "Disclosure of Expenses" on page 8 for further information on how expenses were calculated.

SCHEDULE OF INVESTMENTS
Vanguard Fund (in thousands)

JUNE 30, 2009

COMMON STOCKS	Shares	Value

Aerospace & Defense - 2.91%
Lockheed Martin Corporation	271	$21,848
United Technologies Corporation	180	9,353
		31,201
Asset Management & Custody Banks - 2.41%
BlackRock, Inc., Class A	70	12,262
T. Rowe Price Group, Inc.	326	13,563
		25,825
Automotive Retail - 2.07%
AutoZone, Inc. (A)	63	9,520
O'Reilly Automotive, Inc. (A)	333	12,662
		22,182
Biotechnology - 5.55%
Genzyme Corporation (A)	97	5,394
Gilead Sciences, Inc. (A)	1,160	54,321
		59,715
Casinos & Gaming - 0.38%
Wynn Resorts, Limited (A)	116	4,088

Communications Equipment - 12.06%
Cisco Systems, Inc. (A)	1,917	35,725
QUALCOMM Incorporated	1,537	69,468
Research In Motion Limited (A)	342	24,306
		129,499
Computer Hardware - 10.28%
Apple Inc. (A)	404	57,485
Hewlett-Packard Company	1,369	52,904
		110,389
Construction & Farm Machinery & Heavy Trucks - 1.18%
Deere & Company	318	12,708

Data Processing & Outsourced Services - 4.28%
MasterCard Incorporated, Class A	68	11,344
Visa Inc., Class A	555	34,573
		45,917
Department Stores - 2.84%
Kohl's Corporation (A)	712	30,442

Electrical Components & Equipment - 1.40%
Emerson Electric Co.	465	15,072

Fertilizers & Agricultural Chemicals - 2.39%
Monsanto Company	345	25,632

General Merchandise Stores - 0.69%
Target Corporation	186	7,357

Health Care Equipment - 2.78%
Baxter International Inc.	563	29,806

Home Entertainment Software - 0.71%
Activision Blizzard, Inc. (A)	607	7,660

Home Improvement Retail - 3.57%
Home Depot, Inc. (The)	1,259	29,751
Lowe's Companies, Inc.	442	8,575
		38,326
Household Products - 4.86%
Colgate-Palmolive Company	737	52,136

Hypermarkets & Super Centers - 3.00%
Wal-Mart Stores, Inc.	665	32,222

Industrial Gases - 2.53%
Praxair, Inc.	382	27,135

Internet Software & Services - 4.61%
Google Inc., Class A (A)	117	49,495

Investment Banking & Brokerage - 0.21%
Charles Schwab Corporation (The)	132	2,307

Life Sciences Tools & Services - 0.83%
Thermo Fisher Scientific Inc. (A)	217	8,863

Oil & Gas Equipment & Services - 5.64%
Schlumberger Limited	669	36,205
Smith International, Inc.	197	5,061
Weatherford International Ltd. (A)	989	19,341
		60,607
Other Diversified Financial Services - 3.89%
JPMorgan Chase & Co.	1,223	41,710

Pharmaceuticals - 3.41%
Abbott Laboratories	778	36,588

Restaurants - 5.14%
McDonald's Corporation	666	38,264
YUM! Brands, Inc.	511	17,027
		55,291
Semiconductors - 3.79%
Microchip Technology Incorporated	1,806	40,722

Soft Drinks - 0.92%
Coca-Cola Company (The)	206	9,900

Specialized Finance - 3.14%
CME Group Inc.	108	33,724

Specialty Chemicals - 1.04%
Ecolab Inc.	288	11,210

TOTAL COMMON STOCKS - 98.51%		$1,057,729

(Cost: $998,195)

SHORT-TERM SECURITIES	Principal

Commercial Paper - 1.26%
Burlington Northern Santa Fe Corp.,
0.400%, 7-1-09	$5,000	5,000
John Deere Capital Corporation,
0.130%, 7-1-09	4,488	4,488
Johnson & Johnson,
0.100%, 7-13-09	2,000	2,000
Pfizer Inc.,
0.150%, 7-22-09	2,000	2,000
		13,488
Master Note - 0.32%
Toyota Motor Credit Corporation,
0.197%, 7-1-09 (B)	3,422	3,422

TOTAL SHORT-TERM SECURITIES - 1.58%		$16,910

(Cost: $16,910)

TOTAL INVESTMENT SECURITIES - 100.09%		$1,074,639

(Cost: $1,015,105)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.09%)		(992)

NET ASSETS - 100.00%		$1,073,647

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

For Federal income tax purposes, cost of investments owned at June 30, 2009 and the related unrealized appreciation (depreciation) were as follows:

Cost	$1,029,905
Gross unrealized appreciation	115,601
Gross unrealized depreciation	(70,867)
Net unrealized appreciation	$44,734

Industry classifications are unaudited.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITES
Waddell & Reed Advisors Funds

AS OF JUNE 30, 2009

(In thousands, except per share amounts)	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

ASSETS
Investments in unaffiliated securities at market value+	$1,166,505	$2,219,854	$567,896	$2,280,653	$552,803	$173,904	$488,951
Investments in affiliated securities at market value+	––	4,114	––	––	––	––	––
Bullion at market value+	––	459,680	––	––	––	––	––

Investments at Market Value	1,166,505	2,683,648	567,896	2,280,653	552,803	173,904	488,951

Cash	3	––	––	187	––	1	283
Cash denominated in foreign currencies at market value+	––	4,449	––	––	––	––	911
Restricted cash	––	10,780	––	––	––	––	1,647
Unrealized appreciation on forward foreign currency contracts	––	3,857	––	––	––	––	––
Investment securities sold receivable	––	44,882	––	––	––	––	––
Dividends and interest receivable	1,431	16,796	2,177	3,687	1,037	214	3,617
Capital shares sold receivable	1,013	4,062	182	764	687	773	137
Prepaid and other assets	55	99	64	74	39	23	39

Total Assets	1,169,007	2,768,573	570,319	2,285,365	554,566	174,915	495,585

LIABILITIES
Investment securities purchased payable	––	54,454	1,564	11,273	––	990	12,282
Variation margin payable	––	189	––	––	––	––	––
Unrealized depreciation on forward foreign currency contracts	––	5,369	––	––	––	––	––
Capital shares redeemed payable	2,299	3,763	1,017	4,398	704	216	744
Trustees' fees payable	163	101	96	393	22	4	69
Overdraft due to custodian	––	63	15	––	19	––	––
Distribution and service fees payable	25	22	4	16	4	1	3
Shareholder servicing payable	337	643	241	670	205	110	203
Investment management fee payable	21	48	11	40	11	4	11
Accounting services fee payable	22	22	16	21	12	6	11
Written options at market value+	189	––	––	––	––	––	––
Other liabilities	37	305	71	57	19	11	62

Total Liabilities	3,093	64,979	3,035	16,868	996	1,342	13,385

Total Net Assets	$1,165,914	$2,703,594	$567,284	$2,268,497	$553,570	$173,573	$482,200

NET ASSETS
Capital paid in (shares authorized - unlimited)	$1,625,055	$3,119,304	$617,169	$2,617,339	$661,929	$227,199	$681,979
Undistributed (distributions in excess of) net investment income	2,715	778	(96)	2,817	908	(10)	5,061
Accumulated net realized loss	(433,336)	(631,399)	(84,394)	(407,287)	(82,620)	(25,189)	(220,771)
Net unrealized appreciation (depreciation)	(28,520)	214,911	34,605	55,628	(26,647)	(28,427)	15,931

Total Net Assets	$1,165,914	$2,703,594	567,284	$2,268,497	$553,570	$173,573	$482,200

CAPITAL SHARES OUTSTANDING:
Class A	208,352	332,402	83,274	536,147	46,295	18,069	62,904
Class B	4,587	15,716	1,670	7,462	1,554	567	1,167
Class C	1,494	11,688	798	3,026	1,266	531	556
Class Y	628	5,877	631	7,721	914	179	3,193
NET ASSET VALUE PER SHARE:
Class A	$5.43	$7.40	$6.57	$4.10	$11.07	$8.99	$7.12
Class B	$5.05	$7.25	$6.57	$3.80	$10.97	$8.68	$6.65
Class C	$5.09	$7.27	$6.57	$3.83	$10.99	$8.77	$6.85
Class Y	$5.44	$7.44	$6.57	$4.10	$11.08	$9.09	$7.13
+COST
Investments in unaffiliated securities at cost	$1,195,266	$2,041,720	$533,291	$2,225,044	$579,450	$202,331	$473,162
Investments in affiliated securities at cost	––	7,268	––	––	––	––	––
Bullion at cost	––	418,442	––	––	––	––	––
Cash denominated in foreign currencies at cost	––	4,419	––	––	––	––	916
Written options premiums received at cost	429	––	––	––	––	––	––

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITES
Waddell & Reed Advisors Funds

AS OF JUNE 30, 2009

(In thousands, except per share amounts)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax- Managed Equity Fund	Value Fund	Vanguard Fund

ASSETS
Investments in unaffiliated securities at market value+	$875,795	$1,479,757	$532,018	$115,650	$290,743	$1,074,639
Investments in affiliated securities at market value+	––	400,337	16,519	––	––	––

Investments at Market Value	875,795	1,880,094	548,537	115,650	290,743	1,074,639

Cash	4	921	–– *	–– *	––	––
Cash denominated in foreign currencies at market value+	––	27,895	––	––	––	––
Investment securities sold receivable	209	7,513	1,117	––	4,100	––
Dividends and interest receivable	569	881	24	95	682	762
Capital shares sold receivable	746	966	942	148	257	596
Prepaid and other assets	39	40	24	30	22	48

Total Assets	877,362	1,918,310	550,644	115,923	295,804	1,076,045

LIABILITIES
Investment securities purchased payable	2,456	––	47	––	928	––
Capital shares redeemed payable	1,405	3,054	575	35	456	1,794
Trustees' fees payable	98	190	61	6	34	141
Overdraft due to custodian	––	––	––	––	23	14
Distribution and service fees payable	6	14	3	1	2	8
Shareholder servicing payable	387	573	270	21	153	371
Investment management fee payable	20	43	13	2	6	20
Accounting services fee payable	18	22	12	5	8	22
Written options at market value+	1,870	––	––	––	159	––
Other liabilities	25	52	20	9	13	28

Total Liabilities	6,285	3,948	1,001	79	1,782	2,398

Total Net Assets	$871,077	$1,914,362	$549,643	$115,844	$294,022	$1,073,647

NET ASSETS
Capital paid in (shares authorized - unlimited)	$910,723	$2,073,631	$691,854	$123,978	$383,124	$1,171,424
Undistributed (distributions in excess of) net investment income	(97)	(190)	(66)	(5)	1,772	2,366
Accumulated net realized loss	(27,473)	(29,176)	(138,592)	(15,807)	(66,557)	(159,677)
Net unrealized appreciation (depreciation)	(12,076)	(129,903)	(3,553)	7,678	(24,317)	59,534

Total Net Assets	$871,077	$1,914,362	$549,643	$115,844	$294,022	$1,073,647

CAPITAL SHARES OUTSTANDING:
Class A	119,195	232,338	40,274	11,892	29,963	165,352
Class B	3,345	6,191	2,723	211	2,009	3,543
Class C	1,355	1,817	1,026	367	886	1,447
Class Y	1,469	7,230	14,931	N/A	2,780	8,048
NET ASSET VALUE PER SHARE:
Class A	$6.98	$7.76	$9.26	$9.32	$8.27	$6.03
Class B	$5.99	$6.51	$8.29	$8.61	$8.02	$5.23
Class C	$6.08	$6.54	$8.48	$8.58	$8.08	$5.27
Class Y	$7.36	$8.29	$9.74	N/A	$8.28	$6.23
+COST
Investments in unaffiliated securities at cost	$888,176	$1,497,740	$513,141	$107,971	$315,439	$1,015,105
Investments in affiliated securities at cost	––	510,018	38,949	––	––	––
Cash denominated in foreign currencies at cost	––	30,155	––	––	––	––
Written options premiums received at cost	2,175	––	––	––	539	––

*Not shown due to rounding.

 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Waddell & Reed Advisors Funds

FOR THE FISCAL YEAR ENDED JUNE 30, 2009

(In thousands)	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$22,031	$$33,933	$5,523	$51,703	$14,081	$2,110		$14,059
Foreign dividend withholding tax	(20)	(1,093)	(11)	(451)	(52)	(39)		(1,141)
Interest and amortization from unaffiliated securities	1,472	36,418	5,334	2,137	808	186		939
Foreign interest withholding tax	––	(139)	––	––	––	––		––

Total Investment Income	23,483	69,119	10,846	53,389	14,837	2,257		13,857

EXPENSES
Investment management fee	8,906	17,819	2,599	16,922	3,974	1,557		4,315
Distribution and service fees:
Class A	3,129	6,161	892	6,245	1,302	423		1,180
Class B	294	1,291	95	377	202	61		90
Class C	90	894	43	133	160	53		38
Shareholder servicing:
Class A	3,111	5,421	835	6,391	1,790	981		1,935
Class B	197	447	45	272	122	58		84
Class C	50	250	18	77	78	36		27
Class Y	10	62	1	49	16	3		35
Registration fees	73	172	57	82	93	70		61
Custodian fees	100	742	17	98	22	15		115
Trustees' fees	49	156	17	104	33	12		22
Accounting services fee	257	260	117	260	147	74		143
Legal fees	70	356	28	126	33	10		30
Audit fees	19	36	15	19	16	15		24
Other	229	415	132	416	289	65		185

Total Expenses	16,584	34,482	4,911	31,571	8,277	3,433		8,284

Less:
Expenses in excess of limit	(499)	(100)	(1)	(608)	––	––		(153)

Total Net Expenses	16,085	34,382	4,910	30,963	8,277	3,433		8,131

Net Investment Income (Loss)	7,398	34,737	5,936	22,426	6,560	(1,176)		5,726

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(282,083)	(544,500)	(8,060)	(408,633)	(73,697)	(26,177)	(113,943)
Futures contracts	––	(486)	––	16,298	––	––		––
Written options	(4,692)	(6,065)	––	––	––	990		––
Swap agreements	––	21	––	––	––	––		––
Forward foreign currency contracts	––	(13,993)	––	––	––	––		(2,267)
Foreign currency exchange transactions	––	(30,218)	––	(130)	––	––		(357)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(306,072)	(116,407)	(65,910)	(640,340)	(157,371)	(129,305)	(112,935	)(1)
Investments in affiliated securities	––	(1,559)	––	––	––	––		––
Futures contracts	––	(88,440)	––	––	––	––		––
Written options	2,316	––	––	––	––	––		––
Forward foreign currency contracts	––	(18,135)	––	––	––	––		––
Foreign currency exchange transactions	––	(55)	–– *	(153)	––	––		(197)

Net Realized and Unrealized Loss	(590,531)	(819,837)	(73,970)	(1,032,958)	(231,068)	(154,492)		(229,699)

Net Decrease in Net Assets Resulting from Operations	$(583,133)	$(785,100)	$(68,034)	$(1,010,532)	$(224,508)	$(155,668)		$(223,973)

*Not shown due to rounding.
 (1)Net of India deferred taxes of $13.

 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Waddell & Reed Advisors Funds

FOR THE FISCAL YEAR ENDED JUNE 30, 2009

(In thousands)	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$11,196	$15,417	$1,479	$1,206	$9,239	$18,637
Dividends from affiliated securities	––	1,159	––	––	––	––
Foreign dividend withholding tax	––	(510)	(27)	(9)	(9)	(11)
Interest and amortization from unaffiliated securities	831	5,111	614	164	172	338
Interest and amortization from affiliated securities	––	1,183	––	––	––	––

Total Investment Income	12,027	22,360	2,066	1,361	9,402	18,964

EXPENSES
Investment management fee	7,497	15,776	4,628	670	2,240	8,051
Distribution and service fees:
Class A	2,091	4,422	915	245	673	2,728
Class B	232	434	262	20	210	246
Class C	91	111	89	31	88	93
Shareholder servicing:
Class A	3,682	5,182	2,247	186	1,289	3,360
Class B	202	320	239	8	158	188
Class C	66	73	64	11	60	64
Class Y	22	86	217	–– *	34	59
Registration fees	85	84	71	65	65	83
Custodian fees	32	136	32	7	18	42
Trustees' fees	35	78	18	5	11	44
Accounting services fee	215	260	147	57	105	251
Legal fees	46	101	30	11	18	59
Audit fees	18	25	23	13	15	20
Other	207	246	188	87	93	225

Total Expenses	14,521	27,334	9,170	1,416	5,077	15,513

Less:
Expenses in excess of limit	(168)	(200)	(109)	(6)	(32)	(295)

Total Net Expenses	14,353	27,134	9,061	1,410	5,045	15,218

Net Investment Income (Loss)	(2,326)	(4,774)	(6,995)	(49)	4,357	3,746

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(4,536)	(20,567)	(120,850)	(9,331)	(57,075)	(156,626)
Investments in affiliated securities	––	4,003	(329)	––	––	––
Written options	5,533	(3,402)	––	––	2,008	––
Foreign currency exchange transactions	––	10	(5)	––	––	––
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(220,471)	(361,610)	(4,262)	(11,548)	(55,830)	(284,199)
Investments in affiliated securities	––	(46,938)	(11,061)	––	––	––
Written options	305	(2,059)	––	––	766	––
Foreign currency exchange transactions	––	(2,232)	––	––	––	––

Net Realized and Unrealized Loss	(219,169)	(432,795)	(136,507)	(20,879)	(110,131)	(440,825)

Net Decrease in Net Assets Resulting from Operations	$(221,495)	$(437,569)	$(143,502)	$(20,928)	$(105,774)	$(437,079)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Accumulative Fund		Asset Strategy Fund		Continental Income Fund
(In thousands)	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,398	$5,007	$34,737	$13,542	$5,936	$6,296
Net realized gain (loss) on investments	(286,775)	109,498	(595,241)	588,811	(8,060)	12,689
Net change in unrealized appreciation (depreciation)	(303,756)	(216,805)	(224,596)	59,585	(65,910)	(12,657)

Net Increase (Decrease) in Net Assets Resulting from Operations	(583,133)	(102,300)	(785,100)	661,938	(68,034)	6,328

Distributions to Shareholders From:
Net investment income:
Class A	(5,904)	(5,058)	(11,528)	(20,673)	(6,424)	(6,464)
Class B	––	––	––	––	(76)	(67)
Class C	––	––	––	––	(38)	(28)
Class Y	(31)	(21)	(237)	(198)	(18)	(13)
Net realized gains:
Class A	––	––	(545,149)	(143,144)	(4,594)	(20,571)
Class B	––	––	(29,870)	(9,546)	(125)	(666)
Class C	––	––	(19,468)	(5,779)	(57)	(259)
Class Y	––	––	(9,225)	(1,036)	(10)	(35)

Total Distributions to Shareholders	(5,935)	(5,079)	(615,477)	(180,376)	(11,342)	(28,103)

Capital Share Transactions	(95,930)	(119,465)	594,062	731,788	193,662	(16,556)

Net Increase (Decrease) in Net Assets	(684,998)	(226,844)	(806,515)	1,213,350	114,286	(38,331)
Net Assets, Beginning of Period	1,850,912	2,077,756	3,510,109	2,296,759	452,998	491,329

Net Assets, End of Period	$1,165,914	$1,850,912	$2,703,594	$3,510,109	$567,284	$452,998

Undistributed (distributions in excess of) net investment income	$2,715	$1,176	$778	$8,500	$(96)	$691

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

Core Investment Fund			Dividend Opportunities Fund		Energy Fund
(In thousands)	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$22,426	$13,209	$6,560	$4,275	$(1,176)	$(1,378)
Net realized gain (loss) on investments	(392,465)	83,356	(73,697)	(8,662)	(25,187)	6,196
Net change in unrealized appreciation (depreciation)	(640,493)	(193,475)	(157,371)	(15,048)	(129,305)	72,744

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,010,532)	(96,910)	(224,508)	(19,435)	(155,668)	77,562

Distributions to Shareholders From:
Net investment income:
Class A	(18,741)	(26,055)	(6,156)	(4,025)	––	––
Class B	––	––	(42)	(57)	––	––
Class C	––	––	(48)	(49)	––	––
Class Y	(366)	(421)	(161)	(140)	––	––
Net realized gains:
Class A	(9,616)	(436,381)	––	(8,976)	(3,577)	––
Class B	(27)	(8,563)	––	(473)	(131)	––
Class C	(9)	(2,517)	––	(350)	(115)	––
Class Y	(131)	(5,082)	––	(208)	(42)	––

Total Distributions to Shareholders	(28,890)	(479,019)	(6,407)	(14,278)	(3,865)	––

Capital Share Transactions	(355,677)	(53,753)	52,355	136,537	18,924	87,534

Net Increase (Decrease) in Net Assets	(1,395,099)	(629,682)	(178,560)	102,824	(140,609)	165,096
Net Assets, Beginning of Period	3,663,596	4,293,278	732,130	629,306	314,182	149,086

Net Assets, End of Period	$2,268,497	$3,663,596	$553,570	$732,130	$173,573	$314,182

Undistributed (distributions in excess of) net investment income	$2,817	$(367)	$908	$432	$(10)	$(3)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	International Growth Fund		New Concepts Fund		Science and Technology Fund
(In thousands)	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,726	$5,849	$(2,326)	$(8,347)	$(4,774)	$(11,020)
Net realized gain (loss) on investments	(116,567)	92,967	997	204,260	(19,956)	502,125
Net change in unrealized depreciation	(113,132)	(109,466)	(220,166)	(334,784)	(412,839)	(436,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	(223,973)	(10,650)	(221,495)	(138,871)	(437,569)	54,580

Distributions to Shareholders From:
Net investment income:
Class A	(5,415)	(3,929)	––	––	––	––
Class B	––	––	––	––	––	––
Class C	––	––	––	––	––	––
Class Y	(384)	(294)	––	––	––	––
Net realized gains:
Class A	––	––	(134,413)	(90,727)	(169,138)	(485,428)
Class B	––	––	(4,265)	(3,785)	(4,579)	(15,966)
Class C	––	––	(1,608)	(1,303)	(1,104)	(3,417)
Class Y	––	––	(1,672)	(1,702)	(5,181)	(11,668)

Total Distributions to Shareholders	(5,799)	(4,223)	(141,958)	(97,517)	(180,002)	(516,479)

Capital Share Transactions	(51,339)	(86,285)	13,190	6,468	(5,244)	285,835

Net Decrease in Net Assets	(281,111)	(101,158)	(350,263)	(229,920)	(622,815)	(176,064)
Net Assets, Beginning of Period	763,311	864,469	1,221,340	1,451,260	2,537,177	2,713,241

Net Assets, End of Period	$482,200	$763,311	$871,077	$1,221,340	$1,914,362	$2,537,177

Undistributed (distributions in excess of) net investment income	$5,061	$5,491	$(97)	$(119)	$(190)	$(330)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Small Cap Fund		Tax-Managed Equity Fund
(In thousands)	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(6,995)	$(8,434)	$(49)	$(157)
Net realized gain (loss) on investments	(121,184)	47,640	(9,331)	1,993
Net change in unrealized appreciation (depreciation)	(15,323)	(154,137)	(11,548)	1,814

Net Increase (Decrease) in Net Assets Resulting from Operations	(143,502)	(114,931)	(20,928)	3,650

Distributions to Shareholders From:
Net investment income:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	––	––	––	––
Net realized gains:
Class A	––	(76,157)	––	––
Class B	––	(8,247)	––	––
Class C	––	(2,371)	––	––
Class Y	––	(29,875)	––	––
Tax return of capital:
Class A	(1,734)	(1,217)	––	––
Class Y	(650)	(1,038)	––	––

Total Distributions to Shareholders	(2,384)	(118,905)	––	––

Capital Share Transactions	(53,924)	34,685	23,942	27,500

Net Increase (Decrease) in Net Assets	(199,810)	(199,151)	3,014	31,150
Net Assets, Beginning of Period	749,453	948,604	112,830	81,680

Net Assets, End of Period	$549,643	$749,453	$115,844	$112,830

Distributions in excess of net investment income	$(66)	$(74)	$(5)	$(6)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Waddell & Reed Advisors Funds

	Value Fund		Vanguard Fund
(In thousands)	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08	Fiscal year ended 6-30-09	Fiscal year ended 6-30-08

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,357	$3,998	$3,746	$(4,442)
Net realized gain (loss) on investments	(55,067)	10,700	(156,626)	144,987
Net change in unrealized depreciation	(55,064)	(113,619)	(284,199)	(70,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	(105,774)	(98,921)	(437,079)	70,227

Distributions to Shareholders From:
Net investment income:
Class A	(3,924)	(4,442)	(1,010)	––
Class B	(78)	(36)	––	––
Class C	(34)	(17)	––	––
Class Y	(486)	(414)	(198)	––
Net realized gains:
Class A	––	(33,800)	(84,960)	(160,221)
Class B	––	(3,354)	(2,153)	(5,043)
Class C	––	(1,376)	(801)	(1,666)
Class Y	––	(2,236)	(2,902)	(4,951)

Total Distributions to Shareholders	(4,522)	(45,675)	(92,024)	(171,881)

Capital Share Transactions	(30,019)	(46,123)	(29,121)	14,548

Net Decrease in Net Assets	(140,315)	(190,719)	(558,224)	(87,106)
Net Assets, Beginning of Period	434,337	625,056	1,631,871	1,718,977

Net Assets, End of Period	$294,022	$434,337	$1,073,647	$1,631,871

Undistributed (distributions in excess of) net investment income	$1,772	$1,956	$2,366	$(173)

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ACCUMULATIVE FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$7.96	$0.04	(2)	$(2.54	)(2)	$(2.50)	$(0.03)	$ ––	$(0.03)
Fiscal year ended 6-30-2008	8.42	0.02		(0.46)		(0.44)	(0.02)	––	(0.02)
Fiscal year ended 6-30-2007	6.83	0.03		1.59		1.62	(0.03)	––	(0.03)
Fiscal year ended 6-30-2006	6.28	0.01		0.54		0.55	–– *	––	–– *
Fiscal year ended 6-30-2005	5.79	0.04		0.49		0.53	(0.04)	––	(0.04)
Class B Shares
Fiscal year ended 6-30-2009	7.46	(0.03	)(2)	(2.38	)(2)	(2.41)	––	––	––
Fiscal year ended 6-30-2008	7.95	(0.14)		(0.35)		(0.49)	––	––	––
Fiscal year ended 6-30-2007	6.49	(0.10)		1.56		1.46	––	––	––
Fiscal year ended 6-30-2006	6.03	(0.08)		0.54		0.46	––	––	––
Fiscal year ended 6-30-2005	5.59	(0.04)		0.48		0.44	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	7.50	(0.03	)(2)	(2.38	)(2)	(2.41)	––	––	––
Fiscal year ended 6-30-2008	7.99	(0.13)		(0.36)		(0.49)	––	––	––
Fiscal year ended 6-30-2007	6.52	(0.09)		1.56		1.47	––	––	––
Fiscal year ended 6-30-2006	6.06	(0.06)		0.52		0.46	––	––	––
Fiscal year ended 6-30-2005	5.61	(0.04)		0.49		0.45	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	7.99	0.05	(2)	(2.55	)(2)	(2.50)	(0.05)	––	(0.05)
Fiscal year ended 6-30-2008	8.43	0.04		(0.45)		(0.41)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2007	6.85	0.05		1.59		1.64	(0.06)	––	(0.06)
Fiscal year ended 6-30-2006	6.29	0.03		0.54		0.57	(0.01)	––	(0.01)
Fiscal year ended 6-30-2005	5.79	0.06		0.49		0.55	(0.05)	––	(0.05)

*Not shown due to rounding.
 (1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$5.43	-31.42	%(3)	$1,132	1.21%	0.60%	1.25%	0.56%	64%
Fiscal year ended 6-30-2008	7.96	-5.22	(3)	1,786	1.08	0.29	1.11	0.26	62
Fiscal year ended 6-30-2007	8.42	23.70	(3)	1,995	1.11	0.39	1.13	0.37	67
Fiscal year ended 6-30-2006	6.83	8.82	(3)	1,879	1.14	0.17	––	––	39
Fiscal year ended 6-30-2005	6.28	9.11	(3)	1,895	1.16	0.62	––	––	68
Class B Shares
Fiscal year ended 6-30-2009	5.05	-32.22		23	2.39	-0.58	2.42	-0.61	64
Fiscal year ended 6-30-2008	7.46	-6.29		46	2.11	-0.73	2.14	-0.76	62
Fiscal year ended 6-30-2007	7.95	22.50		60	2.16	-0.65	2.18	-0.67	67
Fiscal year ended 6-30-2006	6.49	7.63		59	2.21	-0.91	––	––	39
Fiscal year ended 6-30-2005	6.03	7.87		61	2.28	-0.50	––	––	68
Class C Shares
Fiscal year ended 6-30-2009	5.09	-32.13		8	2.28	-0.46	2.31	-0.49	64
Fiscal year ended 6-30-2008	7.50	-6.13		14	2.06	-0.68	2.09	-0.71	62
Fiscal year ended 6-30-2007	7.99	22.55		18	2.11	-0.60	2.13	-0.62	67
Fiscal year ended 6-30-2006	6.52	7.59		17	2.16	-0.85	––	––	39
Fiscal year ended 6-30-2005	6.06	8.02		17	2.20	-0.40	––	––	68
Class Y Shares
Fiscal year ended 6-30-2009	5.44	-31.17		3	0.97	0.85	1.00	0.82	64
Fiscal year ended 6-30-2008	7.99	- 4.99		5	0.85	0.53	0.88	0.50	62
Fiscal year ended 6-30-2007	8.43	23.93		5	0.86	0.65	0.88	0.63	67
Fiscal year ended 6-30-2006	6.85	9.13		6	0.87	0.43	––	––	39
Fiscal year ended 6-30-2005	6.29	9.44		6	0.88	0.88	––	––	68

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ASSET STRATEGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$12.72	$0.12	(2)	$(3.05	)(2)	$(2.93)	$(0.05)	$(2.34)	$(2.39)
Fiscal year ended 6-30-2008	10.59	0.05		2.87		2.92	(0.10)	(0.69)	(0.79)
Fiscal year ended 6-30-2007	10.49	0.12		1.45		1.57	(0.03)	(1.44)	(1.47)
Fiscal year ended 6-30-2006	7.80	0.06		2.92		2.98	(0.03)	(0.26)	(0.29)
Fiscal year ended 6-30-2005	6.82	0.06		1.08		1.14	(0.06)	(0.10)	(0.16)
Class B Shares
Fiscal year ended 6-30-2009	12.55	0.04	(2)	(3.01	)(2)	(2.97)	––	(2.33)	(2.33)
Fiscal year ended 6-30-2008	10.43	(0.04)		2.84		2.80	––	(0.68)	(0.68)
Fiscal year ended 6-30-2007	10.41	0.05		1.41		1.46	––	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	––	(0.26)	(0.26)
Fiscal year ended 6-30-2005	6.82	0.00		1.07		1.07	(0.01)	(0.10)	(0.11)
Class C Shares
Fiscal year ended 6-30-2009	12.56	0.04	(2)	(2.99	)(2)	(2.95)	––	(2.34)	(2.34)
Fiscal year ended 6-30-2008	10.44	(0.04)		2.85		2.81	––	(0.69)	(0.69)
Fiscal year ended 6-30-2007	10.41	0.05		1.42		1.47	––	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	––	(0.26)	(0.26)
Fiscal year ended 6-30-2005	6.82	0.00		1.07		1.07	(0.01)	(0.10)	(0.11)
Class Y Shares
Fiscal year ended 6-30-2009	12.75	0.15	(2)	(3.06	)(2)	(2.91)	(0.06)	(2.34)	(2.40)
Fiscal year ended 6-30-2008	10.61	0.09		2.88		2.97	(0.14)	(0.69)	(0.83)
Fiscal year ended 6-30-2007	10.51	0.12		1.47		1.59	(0.05)	(1.44)	(1.49)
Fiscal year ended 6-30-2006	7.80	0.09		2.93		3.02	(0.05)	(0.26)	(0.31)
Fiscal year ended 6-30-2005	6.82	0.09		1.08		1.17	(0.09)	(0.10)	(0.19)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$7.40	-21.19	%(3)	$2,461	1.20%	1.34%	1.20%	1.34%	304%
Fiscal year ended 6-30-2008	12.72	27.85	(3)	3,178	1.15	0.53	1.15	0.53	110
Fiscal year ended 6-30-2007	10.59	16.77	(3)	2,048	1.20	1.39	1.20	1.39	118
Fiscal year ended 6-30-2006	10.49	38.80	(3)	1,409	1.23	0.72	––	––	116
Fiscal year ended 6-30-2005	7.80	16.88	(3)	652	1.33	0.88	––	––	72
Class B Shares
Fiscal year ended 6-30-2009	7.25	-21.94		114	2.08	0.43	2.08	0.43	304
Fiscal year ended 6-30-2008	12.55	26.94		183	1.99	-0.33	1.99	-0.33	110
Fiscal year ended 6-30-2007	10.43	15.73		147	2.07	0.51	2.07	0.51	118
Fiscal year ended 6-30-2006	10.41	37.60		120	2.10	-0.18	––	––	116
Fiscal year ended 6-30-2005	7.78	15.77		76	2.22	-0.02	––	––	72
Class C Shares
Fiscal year ended 6-30-2009	7.27	-21.79		85	2.01	0.51	2.01	0.51	304
Fiscal year ended 6-30-2008	12.56	26.95		124	1.95	-0.28	1.95	-0.28	110
Fiscal year ended 6-30-2007	10.44	15.82		87	2.02	0.56	2.02	0.56	118
Fiscal year ended 6-30-2006	10.41	37.60		65	2.06	-0.11	––	––	116
Fiscal year ended 6-30-2005	7.78	15.79		28	2.18	0.04	––	––	72
Class Y Shares
Fiscal year ended 6-30-2009	7.44	-20.92		44	0.88	1.71	0.88	1.71	304
Fiscal year ended 6-30-2008	12.75	28.31		25	0.89	0.81	0.89	0.81	110
Fiscal year ended 6-30-2007	10.61	17.01		15	0.91	1.75	0.91	1.75	118
Fiscal year ended 6-30-2006	10.51	39.30		7	0.92	1.03	––	––	116
Fiscal year ended 6-30-2005	7.80	17.33		3	0.94	1.27	––	––	72

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CONTINENTAL INCOME FUND
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$7.97	$0.11	(2)	$(1.30	)(2)	$(1.19)	$(0.12)	$(0.09)	$(0.21)
Fiscal year ended 6-30-2008	8.34	0.11		0.02		0.13	(0.12)	(0.38)	(0.50)
Fiscal year ended 6-30-2007	7.69	0.11		0.86		0.97	(0.10)	(0.22)	(0.32)
Fiscal year ended 6-30-2006	7.39	0.09		0.49		0.58	(0.09)	(0.19)	(0.28)
Fiscal year ended 6-30-2005	7.04	0.10		0.35		0.45	(0.10)	––	(0.10)
Class B Shares
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.86		0.89	(0.02)	(0.22)	(0.24)
Fiscal year ended 6-30-2006	7.38	0.01		0.50		0.51	(0.01)	(0.19)	(0.20)
Fiscal year ended 6-30-2005	7.04	0.03		0.35		0.38	(0.04)	––	(0.04)
Class C Shares
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.87		0.90	(0.03)	(0.22)	(0.25)
Fiscal year ended 6-30-2006	7.38	0.02		0.49		0.51	(0.01)	(0.19)	(0.20)
Fiscal year ended 6-30-2005	7.04	0.03		0.35		0.38	(0.04)	––	(0.04)
Class Y Shares
Fiscal year ended 6-30-2009	7.97	0.14	(2)	(1.30	)(2)	(1.16)	(0.15)	(0.09)	(0.24)
Fiscal year ended 6-30-2008	8.34	0.13	(2)	0.02	(2)	0.15	(0.14)	(0.38)	(0.52)
Fiscal year ended 6-30-2007	7.69	0.14		0.86		1.00	(0.13)	(0.22)	(0.35)
Fiscal year ended 6-30-2006	7.39	0.11		0.49		0.60	(0.11)	(0.19)	(0.30)
Fiscal year ended 6-30-2005	7.04	0.13	(2)	0.35	(2)	0.48	(0.13)	––	(0.13)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$6.57	-14.84	%(3)	$547	1.28%	1.63%	1.28%	1.63%	31%
Fiscal year ended 6-30-2008	7.97	1.19	(3)	434	1.21	1.33	––	––	11
Fiscal year ended 6-30-2007	8.34	12.85	(3)	469	1.23	1.32	––	––	16
Fiscal year ended 6-30-2006	7.69	7.90	(3)	464	1.23	1.17	––	––	48
Fiscal year ended 6-30-2005	7.39	6.46	(3)	488	1.24	1.42	––	––	43
Class B Shares
Fiscal year ended 6-30-2009	6.57	-15.61		11	2.29	0.61	2.29	0.61	31
Fiscal year ended 6-30-2008	7.96	0.12		13	2.15	0.38	––	––	11
Fiscal year ended 6-30-2007	8.34	11.75		15	2.19	0.35	––	––	16
Fiscal year ended 6-30-2006	7.69	6.96		16	2.20	0.19	––	––	48
Fiscal year ended 6-30-2005	7.38	5.33		18	2.22	0.44	––	––	43
Class C Shares
Fiscal year ended 6-30-2009	6.57	-15.55		6	2.23	0.68	2.23	0.68	31
Fiscal year ended 6-30-2008	7.96	0.14		5	2.13	0.41	––	––	11
Fiscal year ended 6-30-2007	8.34	11.78		6	2.17	0.37	––	––	16
Fiscal year ended 6-30-2006	7.69	6.99		6	2.18	0.21	––	––	48
Fiscal year ended 6-30-2005	7.38	5.35		6	2.18	0.47	––	––	43
Class Y Shares
Fiscal year ended 6-30-2009	6.57	-14.55		4	0.95	1.98	0.95	1.98	31
Fiscal year ended 6-30-2008	7.97	1.45		1	0.94	1.60	––	––	11
Fiscal year ended 6-30-2007	8.34	13.17		1	0.95	1.61	––	––	16
Fiscal year ended 6-30-2006	7.69	8.22		1	0.93	1.47	––	––	48
Fiscal year ended 6-30-2005	7.39	6.80		1	0.94	1.71	––	––	43

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE INVESTMENT FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$5.75	$0.04	(2)	$(1.64	)(2)	$(1.60)	$(0.03)	$(0.02)	$(0.05)
Fiscal year ended 6-30-2008	6.64	0.02		(0.13)		(0.11)	(0.04)	(0.74)	(0.78)
Fiscal year ended 6-30-2007	6.69	0.05		0.94		0.99	(0.05)	(0.99)	(1.04)
Fiscal year ended 6-30-2006	5.78	0.02		0.91		0.93	(0.02)	––	(0.02)
Fiscal year ended 6-30-2005	5.22	0.02		0.56		0.58	(0.02)	––	(0.02)
Class B Shares
Fiscal year ended 6-30-2009	5.34	(0.01	)(2)	(1.53	)(2)	(1.54)	––	–– *	–– *
Fiscal year ended 6-30-2008	6.20	(0.04	)(2)	(0.12	)(2)	(0.16)	––	(0.70)	(0.70)
Fiscal year ended 6-30-2007	6.33	(0.02	)(2)	0.89	(2)	0.87	(0.01)	(0.99)	(1.00)
Fiscal year ended 6-30-2006	5.51	(0.09)		0.91		0.82	––	––	––
Fiscal year ended 6-30-2005	5.01	(0.05)		0.55		0.50	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	5.36	(0.01	)(2)	(1.52	)(2)	(1.53)	––	–– *	–– *
Fiscal year ended 6-30-2008	6.23	(0.04	)(2)	(0.12	)(2)	(0.16)	––	(0.71)	(0.71)
Fiscal year ended 6-30-2007	6.35	(0.01	)(2)	0.89	(2)	0.88	(0.01)	(0.99)	(1.00)
Fiscal year ended 6-30-2006	5.53	(0.07)		0.89		0.82	––	––	––
Fiscal year ended 6-30-2005	5.02	(0.06)		0.57		0.51	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	5.75	0.06	(2)	(1.65	)(2)	(1.59)	(0.05)	(0.01)	(0.06)
Fiscal year ended 6-30-2008	6.64	0.05		(0.14)		(0.09)	(0.06)	(0.74)	(0.80)
Fiscal year ended 6-30-2007	6.69	0.06		0.95		1.01	(0.07)	(0.99)	(1.06)
Fiscal year ended 6-30-2006	5.78	0.05		0.90		0.95	(0.04)	––	(0.04)
Fiscal year ended 6-30-2005	5.22	0.06		0.54		0.60	(0.04)	––	(0.04)

*Not shown due to rounding.
 (1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$4.10	-27.78	%(3)	$2,197	1.19%	0.89%	1.21%	0.87%	129%
Fiscal year ended 6-30-2008	5.75	-2.61	(3)	3,544	1.07	0.34	1.08	0.33	73
Fiscal year ended 6-30-2007	6.64	16.01	(3)	4,134	1.07	0.78	1.08	0.77	118
Fiscal year ended 6-30-2006	6.69	16.10	(3)	3,975	1.09	0.30	––	––	63
Fiscal year ended 6-30-2005	5.78	11.18	(3)	3,915	1.12	0.46	––	––	51
Class B Shares
Fiscal year ended 6-30-2009	3.80	-28.78		28	2.41	-0.35	2.43	-0.37	129
Fiscal year ended 6-30-2008	5.34	-3.58		59	2.12	-0.69	2.13	-0.70	73
Fiscal year ended 6-30-2007	6.20	14.80		81	2.13	-0.29	2.14	-0.30	118
Fiscal year ended 6-30-2006	6.33	14.88		80	2.19	-0.80	––	––	63
Fiscal year ended 6-30-2005	5.51	9.98		81	2.26	-0.68	––	––	51
Class C Shares
Fiscal year ended 6-30-2009	3.83	-28.49		11	2.26	-0.18	2.28	-0.20	129
Fiscal year ended 6-30-2008	5.36	-3.66		19	2.06	-0.64	2.07	-0.65	73
Fiscal year ended 6-30-2007	6.23	14.94		23	2.08	-0.23	2.09	-0.24	118
Fiscal year ended 6-30-2006	6.35	14.83		20	2.15	-0.77	––	––	63
Fiscal year ended 6-30-2005	5.53	10.16		20	2.21	-0.64	––	––	51
Class Y Shares
Fiscal year ended 6-30-2009	4.10	-27.53		32	0.83	1.27	0.85	1.25	129
Fiscal year ended 6-30-2008	5.75	-2.35		42	0.80	0.62	0.81	0.61	73
Fiscal year ended 6-30-2007	6.64	16.32		55	0.79	1.06	0.80	1.05	118
Fiscal year ended 6-30-2006	6.69	16.43		47	0.80	0.55	––	––	63
Fiscal year ended 6-30-2005	5.78	11.50		61	0.80	0.73	––	––	51

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DIVIDEND OPPORTUNITIES FUND(1)
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$16.09	$0.14	(3)	$(5.02	)(3)	$(4.88)	$(0.14)	$ ––	$(0.14)
Fiscal year ended 6-30-2008	16.79	0.11		(0.46)		(0.35)	(0.11)	(0.24)	(0.35)
Fiscal year ended 6-30-2007	14.76	0.18		2.27		2.45	(0.18)	(0.24)	(0.42)
Fiscal year ended 6-30-2006	12.51	0.16		2.25		2.41	(0.16)	––	(0.16)
Fiscal year ended 6-30-2005	11.26	0.13		1.28		1.41	(0.13)	(0.03)	(0.16)
Class B Shares
Fiscal year ended 6-30-2009	15.95	0.01	(3)	(4.97	)(3)	(4.96)	(0.02)	––	(0.02)
Fiscal year ended 6-30-2008	16.72	(0.04)		(0.46)		(0.50)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.04		2.25		2.29	(0.04)	(0.24)	(0.28)
Fiscal year ended 6-30-2006	12.46	0.03		2.24		2.27	(0.02)	––	(0.02)
Fiscal year ended 6-30-2005	11.22	0.03		1.27		1.30	(0.03)	(0.03)	(0.06)
Class C Shares
Fiscal year ended 6-30-2009	15.97	0.03	(3)	(4.98	)(3)	(4.95)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2008	16.73	(0.03)		(0.46)		(0.49)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.05		2.26		2.31	(0.05)	(0.24)	(0.29)
Fiscal year ended 6-30-2006	12.47	0.04		2.23		2.27	(0.03)	––	(0.03)
Fiscal year ended 6-30-2005	11.23	0.04		1.26		1.30	(0.03)	(0.03)	(0.06)
Class Y Shares
Fiscal year ended 6-30-2009	16.09	0.19	(3)	(5.02	)(3)	(4.83)	(0.18)	––	(0.18)
Fiscal year ended 6-30-2008	16.79	0.18		(0.47)		(0.29)	(0.17)	(0.24)	(0.41)
Fiscal year ended 6-30-2007	14.76	0.24		2.27		2.51	(0.24)	(0.24)	(0.48)
Fiscal year ended 6-30-2006	12.51	0.20		2.25		2.45	(0.20)	––	(0.20)
Fiscal year ended 6-30-2005	11.26	0.18		1.28		1.46	(0.18)	(0.03)	(0.21)

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
 (2)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(3)Based on average weekly shares outstanding.
 (4)Total return calculated without taking into account the sales load deducted on an initial purchase.
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$11.07	-30.36	%(4)	$512	1.40%	1.21%	––%	––%	25%
Fiscal year ended 6-30-2008	16.09	-2.22	(4)	667	1.25	0.67	––	––	29
Fiscal year ended 6-30-2007	16.79	16.87	(4)	559	1.25	1.18	––	––	28
Fiscal year ended 6-30-2006	14.76	19.31	(4)	365	1.27	1.17	––	––	15
Fiscal year ended 6-30-2005	12.51	12.59	(4)	228	1.32	1.20	––	––	28
Class B Shares
Fiscal year ended 6-30-2009	10.97	-31.06		17	2.42	0.12	––	––	25
Fiscal year ended 6-30-2008	15.95	-3.12		30	2.16	-0.21	––	––	29
Fiscal year ended 6-30-2007	16.72	15.72		31	2.19	0.25	––	––	28
Fiscal year ended 6-30-2006	14.71	18.24		22	2.20	0.22	––	––	15
Fiscal year ended 6-30-2005	12.46	11.57		16	2.26	0.26	––	––	28
Class C Shares
Fiscal year ended 6-30-2009	10.99	-30.96		14	2.30	0.27	––	––	25
Fiscal year ended 6-30-2008	15.97	-3.03		22	2.10	-0.15	––	––	29
Fiscal year ended 6-30-2007	16.73	15.85		24	2.12	0.32	––	––	28
Fiscal year ended 6-30-2006	14.71	18.22		18	2.14	0.29	––	––	15
Fiscal year ended 6-30-2005	12.47	11.59		11	2.19	0.32	––	––	28
Class Y Shares
Fiscal year ended 6-30-2009	11.08	-30.00		10	0.96	1.66	––	––	25
Fiscal year ended 6-30-2008	16.09	-1.90		13	0.91	1.05	––	––	29
Fiscal year ended 6-30-2007	16.79	17.25		15	0.92	1.52	––	––	28
Fiscal year ended 6-30-2006	14.76	19.71		12	0.94	1.49	––	––	15
Fiscal year ended 6-30-2005	12.51	13.01		10	0.96	1.56	––	––	28

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

ENERGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$17.73	$(0.06	)(2)	$(8.46	)(2)	$(8.52)	$ ––	$(0.22)	$(0.22)
Fiscal year ended 6-30-2008	12.45	(0.07)		5.35		5.28	––	––	––
Fiscal year ended 6-30-2007	10.43	(0.04)		2.06		2.02	––	––	––
Fiscal year ended 6-30-2006(4)	10.00	0.00		0.43		0.43	––	––	––
Class B Shares
Fiscal year ended 6-30-2009	17.32	(0.17	)(2)	(8.26	)(2)	(8.43)	––	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.28	(0.16)		5.20		5.04	––	––	––
Fiscal year ended 6-30-2007	10.39	(0.14)		2.03		1.89	––	––	––
Fiscal year ended 6-30-2006(4)	10.00	(0.03)		0.42		0.39	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	17.43	(0.14	)(2)	(8.31	)(2)	(8.45)	––	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.34	(0.18)		5.27		5.09	––	––	––
Fiscal year ended 6-30-2007	10.41	(0.14)		2.07		1.93	––	––	––
Fiscal year ended 6-30-2006(4)	10.00	(0.02)		0.43		0.41	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	17.93	0.01	(2)	(8.57	)(2)	(8.56)	––	(0.28)	(0.28)
Fiscal year ended 6-30-2008	12.53	(0.04)		5.44		5.40	––	––	––
Fiscal year ended 6-30-2007	10.44	0.00		2.09		2.09	––	––	––
Fiscal year ended 6-30-2006(4)	10.00	0.01		0.43		0.44	––	––	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(2)Based on average weekly shares outstanding.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)For the period from March 1, 2006 (commencement of operations of the class) through June 30, 2006.
(5)Annualized.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$8.99	-47.91	%(3)	$162	1.82%		-0.58%		––%	––%	10%
Fiscal year ended 6-30-2008	17.73	42.41	(3)	291	1.54		-0.60		––	––	12
Fiscal year ended 6-30-2007	12.45	19.37	(3)	136	1.74		-0.42		––	––	19
Fiscal year ended 6-30-2006(4)	10.43	4.30	(3)	105	1.86	(5)	0.00	(5)	––	––	4
Class B Shares
Fiscal year ended 6-30-2009	8.68	-48.50		5	2.95		-1.73		––	––	10
Fiscal year ended 6-30-2008	17.32	41.04		11	2.48		-1.53		––	––	12
Fiscal year ended 6-30-2007	12.28	18.19		6	2.72		-1.41		––	––	19
Fiscal year ended 6-30-2006(4)	10.39	3.90		5	2.78	(5)	-0.92	(5)	––	––	4
Class C Shares
Fiscal year ended 6-30-2009	8.77	-48.30		5	2.66		-1.44		––	––	10
Fiscal year ended 6-30-2008	17.43	41.25		10	2.32		-1.38		––	––	12
Fiscal year ended 6-30-2007	12.34	18.54		6	2.51		-1.19		––	––	19
Fiscal year ended 6-30-2006(4)	10.41	4.10		6	2.58	(5)	-0.73	(5)	––	––	4
Class Y Shares
Fiscal year ended 6-30-2009	9.09	-47.53		2	1.15		0.07		––	––	10
Fiscal year ended 6-30-2008	17.93	43.10		2	1.12		-0.17		––	––	12
Fiscal year ended 6-30-2007	12.53	20.02		1	1.21		0.07		––	––	19
Fiscal year ended 6-30-2006(4)	10.44	4.40		1	1.46	(5)	0.29	(5)	––	––	4

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL GROWTH FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments			Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$10.16	$0.08 (2)		$(3.04	)(2)	$(2.96)	$(0.08)	$ ––	$(0.08)
Fiscal year ended 6-30-2008	10.38	0.07		(0.24)		(0.17)	(0.05)	––	(0.05)
Fiscal year ended 6-30-2007	8.28	0.05		2.07		2.12	(0.02)	––	(0.02)
Fiscal year ended 6-30-2006	6.54	0.03		1.78		1.81	(0.07)	––	(0.07)
Fiscal year ended 6-30-2005	6.04	0.01		0.52		0.53	(0.03)	––	(0.03)
Class B Shares
Fiscal year ended 6-30-2009	9.50	(0.02	)(2)	(2.83	)(2)	(2.85)	––	––	––
Fiscal year ended 6-30-2008	9.77	(0.20)		(0.07)		(0.27)	––	––	––
Fiscal year ended 6-30-2007	7.86	(0.16)		2.07		1.91	––	––	––
Fiscal year ended 6-30-2006	6.23	(0.09)		1.72		1.63	––	––	––
Fiscal year ended 6-30-2005	5.79	(0.10)		0.54		0.44	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	9.75	0.00 (2)		(2.90	)(2)	(2.90)	––	––	––
Fiscal year ended 6-30-2008	10.01	(0.09)		(0.17)		(0.26)	––	––	––
Fiscal year ended 6-30-2007	8.04	(0.09)		2.06		1.97	––	––	––
Fiscal year ended 6-30-2006	6.36	(0.05)		1.73		1.68	––	––	––
Fiscal year ended 6-30-2005	5.90	(0.09)		0.55		0.46	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	10.18	0.12 (2)		(3.05	)(2)	(2.93)	(0.12)	––	(0.12)
Fiscal year ended 6-30-2008	10.40	0.12		(0.25)		(0.13)	(0.09)	––	(0.09)
Fiscal year ended 6-30-2007	8.30	0.09		2.07		2.16	(0.06)	––	(0.06)
Fiscal year ended 6-30-2006	6.56	0.06		1.78		1.84	(0.10)	––	(0.10)
Fiscal year ended 6-30-2005	6.06	0.06		0.51		0.57	(0.07)	––	(0.07)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$7.12	-29.01	%(3)	$448	1.59%	1.13%	1.62%	1.10%	85%
Fiscal year ended 6-30-2008	10.16	-1.65	(3)	710	1.42	0.69	1.45	0.66	71
Fiscal year ended 6-30-2007	10.38	25.67	(3)	794	1.46	0.53	1.48	0.51	90
Fiscal year ended 6-30-2006	8.28	27.74	(3)	714	1.53	0.31	––	––	84
Fiscal year ended 6-30-2005	6.54	8.86	(3)	632	1.61	0.28	––	––	74
Class B Shares
Fiscal year ended 6-30-2009	6.65	-30.00		8	2.89	-0.31	2.92	-0.34	85
Fiscal year ended 6-30-2008	9.50	-2.76		15	2.50	-0.49	2.53	-0.52	71
Fiscal year ended 6-30-2007	9.77	24.30		21	2.58	-0.63	2.60	-0.65	90
Fiscal year ended 6-30-2006	7.86	26.16		22	2.68	-0.84	––	––	84
Fiscal year ended 6-30-2005	6.23	7.60		20	2.89	-0.99	––	––	74
Class C Shares
Fiscal year ended 6-30-2009	6.85	-29.74		4	2.66	0.00	2.69	-0.03	85
Fiscal year ended 6-30-2008	9.75	-2.60		6	2.35	-0.31	2.38	-0.34	71
Fiscal year ended 6-30-2007	10.01	24.50		7	2.42	-0.45	2.44	-0.47	90
Fiscal year ended 6-30-2006	8.04	26.42		8	2.49	-0.62	––	––	84
Fiscal year ended 6-30-2005	6.36	7.80		6	2.59	-0.79	––	––	74
Class Y Shares
Fiscal year ended 6-30-2009	7.13	-28.62		23	1.07	1.74	1.10	1.71	85
Fiscal year ended 6-30-2008	10.18	-1.31		32	1.06	1.03	1.09	1.00	71
Fiscal year ended 6-30-2007	10.40	26.14		42	1.07	0.96	1.09	0.94	90
Fiscal year ended 6-30-2006	8.30	28.26		33	1.08	0.76	––	––	84
Fiscal year ended 6-30-2005	6.56	9.41		29	1.09	0.89	––	––	74

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

NEW CONCEPTS FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$10.31	$(0.02	)(2)	$(1.99	)(2)	$(2.01)	$ ––	$(1.32)	$(1.32)
Fiscal year ended 6-30-2008	12.27	(0.07)		(1.05)		(1.12)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.44	(0.04)		1.87		1.83	––	––	––
Fiscal year ended 6-30-2006	9.13	(0.02)		1.33		1.31	––	––	––
Fiscal year ended 6-30-2005	8.35	(0.08)		0.86		0.78	––	––	––
Class B Shares
Fiscal year ended 6-30-2009	9.21	(0.09	)(2)	(1.82	)(2)	(1.91)	––	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.16	(0.17	)(2)	(0.94	)(2)	(1.11)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.60	(0.26)		1.82		1.56	––	––	––
Fiscal year ended 6-30-2006	8.48	(0.15)		1.27		1.12	––	––	––
Fiscal year ended 6-30-2005	7.84	(0.17)		0.81		0.64	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	9.31	(0.08	)(2)	(1.84	)(2)	(1.92)	––	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.26	(0.23)		(0.88)		(1.11)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.67	(0.20)		1.79		1.59	––	––	––
Fiscal year ended 6-30-2006	8.53	(0.10)		1.24		1.14	––	––	––
Fiscal year ended 6-30-2005	7.88	(0.14)		0.79		0.65	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	10.78	0.02	(2)	(2.08	)(2)	(2.06)	––	(1.36)	(1.36)
Fiscal year ended 6-30-2008	12.74	0.02		(1.14)		(1.12)	––	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.80	(0.01)		1.95		1.94	––	––	––
Fiscal year ended 6-30-2006	9.41	0.04		1.35		1.39	––	––	––
Fiscal year ended 6-30-2005	8.57	(0.02)		0.86		0.84	––	––	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$6.98	-16.42	%(3)	$ 832	1.59%	-0.23%	1.61%	-0.25%	35%
Fiscal year ended 6-30-2008	10.31	-9.96	(3)	1,149	1.43	-0.57	1.44	-0.58	43
Fiscal year ended 6-30-2007	12.27	17.53	(3)	1,350	1.43	-0.36	1.44	-0.37	27
Fiscal year ended 6-30-2006	10.44	14.35	(3)	1,253	1.44	-0.16	––	––	21
Fiscal year ended 6-30-2005	9.13	9.34	(3)	1,159	1.51	-0.86	––	––	19
Class B Shares
Fiscal year ended 6-30-2009	5.99	-17.48		20	2.78	-1.42	2.80	-1.44	35
Fiscal year ended 6-30-2008	9.21	-10.90		36	2.46	-1.61	2.47	-1.62	43
Fiscal year ended 6-30-2007	11.16	16.25		53	2.47	-1.40	2.48	-1.41	27
Fiscal year ended 6-30-2006	9.60	13.21		55	2.49	-1.21	––	––	21
Fiscal year ended 6-30-2005	8.48	8.16		52	2.63	-1.98	––	––	19
Class C Shares
Fiscal year ended 6-30-2009	6.08	-17.35		8	2.63	-1.27	2.65	-1.29	35
Fiscal year ended 6-30-2008	9.31	-10.79		14	2.35	-1.50	2.36	-1.51	43
Fiscal year ended 6-30-2007	11.26	16.44		18	2.35	-1.28	2.36	-1.29	27
Fiscal year ended 6-30-2006	9.67	13.36		19	2.37	-1.09	––	––	21
Fiscal year ended 6-30-2005	8.53	8.25		17	2.47	-1.82	––	––	19
Class Y Shares
Fiscal year ended 6-30-2009	7.36	-15.93		11	1.05	0.31	1.07	0.29	35
Fiscal year ended 6-30-2008	10.78	-9.65		22	1.04	-0.18	1.05	-0.19	43
Fiscal year ended 6-30-2007	12.74	18.06		30	1.04	0.03	1.05	0.02	27
Fiscal year ended 6-30-2006	10.80	14.77		24	1.04	0.23	––	––	21
Fiscal year ended 6-30-2005	9.41	9.80		22	1.06	-0.41	––	––	19

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SCIENCE AND TECHNOLOGY FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$10.44	$(0.02	)(2)	$(1.86	)(2)	$(1.88)	$ ––	$(0.80)	$(0.80)
Fiscal year ended 6-30-2008	12.53	(0.05)		0.41		0.36	––	(2.45)	(2.45)
Fiscal year ended 6-30-2007	11.13	(0.09)		2.37		2.28	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	10.80	(0.09)		1.50		1.41	––	(1.08)	(1.08)
Fiscal year ended 6-30-2005	9.51	(0.08)		1.37		1.29	––	––	––
Class B Shares
Fiscal year ended 6-30-2009	8.97	(0.10	)(2)	(1.62	)(2)	(1.72)	––	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.05	(0.17)		0.40		0.23	––	(2.31)	(2.31)
Fiscal year ended 6-30-2007	10.02	(0.26)		2.17		1.91	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.93	(0.18)		1.35		1.17	––	(1.08)	(1.08)
Fiscal year ended 6-30-2005	8.85	(0.20)		1.28		1.08	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	9.01	(0.09	)(2)	(1.64	)(2)	(1.73)	––	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.09	(0.14	)(2)	0.38	(2)	0.24	––	(2.32)	(2.32)
Fiscal year ended 6-30-2007	10.05	(0.19	)(2)	2.11	(2)	1.92	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.96	(0.20	)(2)	1.37	(2)	1.17	––	(1.08)	(1.08)
Fiscal year ended 6-30-2005	8.87	(0.19)		1.28		1.09	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	11.06	0.01	(2)	(1.96	)(2)	(1.95)	––	(0.82)	(0.82)
Fiscal year ended 6-30-2008	13.13	(0.01	)(2)	0.43	(2)	0.42	––	(2.49)	(2.49)
Fiscal year ended 6-30-2007	11.60	(0.05	)(2)	2.46	(2)	2.41	––	(0.88)	(0.88)
Fiscal year ended 6-30-2006	11.18	(0.09)		1.59		1.50	––	(1.08)	(1.08)
Fiscal year ended 6-30-2005	9.80	(0.03)		1.41		1.38	––	––	––
(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$7.76	-16.07	%(3)	$1,802	1.42%	-0.23%	1.43%	-0.24%	51%
Fiscal year ended 6-30-2008	10.44	1.84	(3)	2,386	1.32	-0.38	1.33	-0.39	70
Fiscal year ended 6-30-2007	12.53	21.42	(3)	2,556	1.34	-0.77	1.35	-0.78	68
Fiscal year ended 6-30-2006	11.13	13.16	(3)	2,312	1.35	-0.79	––	––	92
Fiscal year ended 6-30-2005	10.80	13.56	(3)	2,179	1.40	-0.82	––	––	96
Class B Shares
Fiscal year ended 6-30-2009	6.51	-17.08		40	2.62	-1.44	2.63	-1.45	51
Fiscal year ended 6-30-2008	8.97	0.81		63	2.38	-1.45	2.39	-1.46	70
Fiscal year ended 6-30-2007	11.05	20.05		80	2.46	-1.89	2.47	-1.90	68
Fiscal year ended 6-30-2006	10.02	11.83		80	2.49	-1.93	––	––	92
Fiscal year ended 6-30-2005	9.93	12.20		76	2.64	-2.07	––	––	96
Class C Shares
Fiscal year ended 6-30-2009	6.54	-17.08		12	2.55	-1.36	2.56	-1.37	51
Fiscal year ended 6-30-2008	9.01	0.88		15	2.34	-1.40	2.35	-1.41	70
Fiscal year ended 6-30-2007	11.09	20.08		17	2.42	-1.85	2.43	-1.86	68
Fiscal year ended 6-30-2006	10.05	11.80		15	2.47	-1.91	––	––	92
Fiscal year ended 6-30-2005	9.96	12.29		12	2.62	-2.05	––	––	96
Class Y Shares
Fiscal year ended 6-30-2009	8.29	-15.72		60	1.03	0.17	1.04	0.16	51
Fiscal year ended 6-30-2008	11.06	2.21		73	1.01	-0.06	1.02	-0.07	70
Fiscal year ended 6-30-2007	13.13	21.69		60	1.01	-0.43	1.02	-0.44	68
Fiscal year ended 6-30-2006	11.60	13.54		17	1.03	-0.47	––	––	92
Fiscal year ended 6-30-2005	11.18	14.08		14	1.03	-0.47	––	––	96

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SMALL CAP FUND
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital

Class A Shares
Fiscal year ended 6-30-2009	$11.43	$(0.12	)(2)	$(2.01	)(2)	$(2.13)	$ ––	$ ––	$(0.04)
Fiscal year ended 6-30-2008	15.02	(0.14)		(1.52)		(1.66)	––	(1.90)	(0.03)
Fiscal year ended 6-30-2007	15.31	(0.14)		2.04		1.90	––	(2.19)	––
Fiscal year ended 6-30-2006	15.29	(0.14)		1.53		1.39	––	(1.37)	––
Fiscal year ended 6-30-2005	13.45	(0.16)		2.00		1.84	––	––	––
Class B Shares
Fiscal year ended 6-30-2009	10.29	(0.20	)(2)	(1.80	)(2)	(2.00)	––	––	––
Fiscal year ended 6-30-2008	13.78	(0.43)		(1.18)		(1.61)	––	(1.88)	––
Fiscal year ended 6-30-2007	14.34	(0.34)		1.97		1.63	––	(2.19)	––
Fiscal year ended 6-30-2006	14.53	(0.29)		1.47		1.18	––	(1.37)	––
Fiscal year ended 6-30-2005	12.91	(0.33)		1.95		1.62	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	10.50	(0.18	)(2)	(1.84	)(2)	(2.02)	––	––	––
Fiscal year ended 6-30-2008	14.01	(0.34)		(1.29)		(1.63)	––	(1.88)	––
Fiscal year ended 6-30-2007	14.53	(0.36)		2.03		1.67	––	(2.19)	––
Fiscal year ended 6-30-2006	14.69	(0.26)		1.47		1.21	––	(1.37)	––
Fiscal year ended 6-30-2005	13.04	(0.34)		1.99		1.65	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	11.93	(0.06	)(2)	(2.09	)(2)	(2.15)	––	––	(0.04)
Fiscal year ended 6-30-2008	15.59	(0.10)		(1.56)		(1.66)	––	(1.93)	(0.07)
Fiscal year ended 6-30-2007	15.74	(0.08)		2.12		2.04	––	(2.19)	––
Fiscal year ended 6-30-2006	15.61	(0.09)		1.59		1.50	––	(1.37)	––
Fiscal year ended 6-30-2005	13.66	(0.08)		2.03		1.95	––	––	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$(0.04)	$9.26	-18.53	%(3)	$373	1.79%	-1.41%	1.81%	-1.43%	87%
Fiscal year ended 6-30-2008	(1.93)	11.43	-12.57	(3)	498	1.55	-1.04	1.57	-1.06	85
Fiscal year ended 6-30-2007	(2.19)	15.02	13.73	(3)	624	1.55	-0.93	1.57	-0.95	88
Fiscal year ended 6-30-2006	(1.37)	15.31	9.13	(3)	646	1.54	-0.90	––	––	92
Fiscal year ended 6-30-2005	––	15.29	13.68	(3)	617	1.61	-1.13	––	––	75
Class B Shares
Fiscal year ended 6-30-2009	––	8.29	-19.44		23	2.85	-2.47	2.87	-2.49	87
Fiscal year ended 6-30-2008	(1.88)	10.29	-13.39		40	2.48	-1.95	2.50	-1.97	85
Fiscal year ended 6-30-2007	(2.19)	13.78	12.69		65	2.48	-1.86	2.50	-1.88	88
Fiscal year ended 6-30-2006	(1.37)	14.34	8.12		75	2.46	-1.82	––	––	92
Fiscal year ended 6-30-2005	––	14.53	12.55		77	2.57	-2.09	––	––	75
Class C Shares
Fiscal year ended 6-30-2009	––	8.48	-19.24		9	2.65	-2.27	2.67	-2.29	87
Fiscal year ended 6-30-2008	(1.88)	10.50	-13.30		13	2.37	-1.85	2.39	-1.87	85
Fiscal year ended 6-30-2007	(2.19)	14.01	12.81		19	2.39	-1.76	2.41	-1.78	88
Fiscal year ended 6-30-2006	(1.37)	14.53	8.24		23	2.38	-1.74	––	––	92
Fiscal year ended 6-30-2005	––	14.69	12.65		23	2.45	-1.98	––	––	75
Class Y Shares
Fiscal year ended 6-30-2009	(0.04)	9.74	-17.92		145	1.06	-0.68	1.08	-0.70	87
Fiscal year ended 6-30-2008	(2.00)	11.93	-12.14		198	1.04	-0.53	1.06	-0.55	85
Fiscal year ended 6-30-2007	(2.19)	15.59	14.28		241	1.04	-0.42	1.06	-0.44	88
Fiscal year ended 6-30-2006	(1.37)	15.74	9.68		233	1.06	-0.41	––	––	92
Fiscal year ended 6-30-2005	––	15.61	14.28		207	1.06	-0.58	––	––	75

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

TAX-MANAGED EQUITY FUND
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$11.65	$0.00	(2)	$(2.33	)(2)	$(2.33)	$ ––	$ ––	$ ––
Fiscal year ended 6-30-2008	10.99	(0.02)		0.68		0.66	––	––	––
Fiscal year ended 6-30-2007	9.32	(0.03)		1.70		1.67	––	––	––
Fiscal year ended 6-30-2006	8.74	(0.04)		0.62		0.58	––	––	––
Fiscal year ended 6-30-2005	8.27	(0.01)		0.49		0.48	(0.01)	––	(0.01)
Class B Shares
Fiscal year ended 6-30-2009	10.86	(0.09	)(2)	(2.16	)(2)	(2.25)	––	––	––
Fiscal year ended 6-30-2008	10.34	(0.11	)(2)	0.63	(2)	0.52	––	––	––
Fiscal year ended 6-30-2007	8.85	(0.11	)(2)	1.60	(2)	1.49	––	––	––
Fiscal year ended 6-30-2006	8.37	(0.16)		0.64		0.48	––	––	––
Fiscal year ended 6-30-2005	7.98	(0.09)		0.48		0.39	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	10.83	(0.08	)(2)	(2.17	)(2)	(2.25)	––	––	––
Fiscal year ended 6-30-2008	10.30	(0.11	)(2)	0.64	(2)	0.53	––	––	––
Fiscal year ended 6-30-2007	8.83	(0.12	)(2)	1.59	(2)	1.47	––	––	––
Fiscal year ended 6-30-2006	8.35	(0.14)		0.62		0.48	––	––	––
Fiscal year ended 6-30-2005	7.97	(0.08)		0.46		0.38	––	––	––

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$9.32	-20.00	%(3)	$111	1.32%	0.00%	1.33%	-0.01%	44%
Fiscal year ended 6-30-2008	11.65	6.01	(3)	106	1.24	-0.09	––	––	27
Fiscal year ended 6-30-2007	10.99	17.92	(3)	75	1.31	-0.29	––	––	55
Fiscal year ended 6-30-2006	9.32	6.64	(3)	65	1.32	-0.44	––	––	100
Fiscal year ended 6-30-2005	8.74	5.78	(3)	60	1.34	-0.13	––	––	66
Class B Shares
Fiscal year ended 6-30-2009	8.61	-20.72		2	2.31	-1.02	––	––	44
Fiscal year ended 6-30-2008	10.86	5.03		3	2.13	-1.01	––	––	27
Fiscal year ended 6-30-2007	10.34	16.84		4	2.22	-1.20	––	––	55
Fiscal year ended 6-30-2006	8.85	5.73		4	2.24	-1.37	––	––	100
Fiscal year ended 6-30-2005	8.37	4.89		4	2.27	-1.04	––	––	66
Class C Shares
Fiscal year ended 6-30-2009	8.58	-20.78		3	2.25	-0.95	––	––	44
Fiscal year ended 6-30-2008	10.83	5.15		4	2.14	-1.00	––	––	27
Fiscal year ended 6-30-2007	10.30	16.65		3	2.27	-1.26	––	––	55
Fiscal year ended 6-30-2006	8.83	5.75		3	2.28	-1.41	––	––	100
Fiscal year ended 6-30-2005	8.35	4.77		3	2.30	-1.09	––	––	66

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VALUE FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$11.09	$0.12 (2)	$(2.82	)(2)	$(2.70)	$(0.12)	$ ––	$(0.12)
Fiscal year ended 6-30-2008	14.64	0.12	(2.51)		(2.39)	(0.13)	(1.03)	(1.16)
Fiscal year ended 6-30-2007	12.80	0.13	2.71		2.84	(0.10)	(0.90)	(1.00)
Fiscal year ended 6-30-2006	12.94	0.11	0.58		0.69	(0.15)	(0.68)	(0.83)
Fiscal year ended 6-30-2005	11.77	0.14	1.12		1.26	(0.09)	––	(0.09)
Class B Shares
Fiscal year ended 6-30-2009	10.74	0.03 (2)	(2.72	)(2)	(2.69)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2008	14.21	(0.04)	(2.39)		(2.43)	(0.01)	(1.03)	(1.04)
Fiscal year ended 6-30-2007	12.47	(0.01)	2.65		2.64	––	(0.90)	(0.90)
Fiscal year ended 6-30-2006	12.62	(0.03)	0.58		0.55	(0.02)	(0.68)	(0.70)
Fiscal year ended 6-30-2005	11.52	0.03	1.07		1.10	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	10.81	0.04 (2)	(2.74	)(2)	(2.70)	(0.03)	––	(0.03)
Fiscal year ended 6-30-2008	14.30	(0.04)	(2.41)		(2.45)	(0.01)	(1.03)	(1.04)
Fiscal year ended 6-30-2007	12.55	0.00	2.65		2.65	––	(0.90)	(0.90)
Fiscal year ended 6-30-2006	12.69	(0.03)	0.60		0.57	(0.03)	(0.68)	(0.71)
Fiscal year ended 6-30-2005	11.57	0.04	1.08		1.12	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	11.11	0.16 (2)	(2.81	)(2)	(2.65)	(0.18)	––	(0.18)
Fiscal year ended 6-30-2008	14.67	0.18	(2.52)		(2.34)	(0.19)	(1.03)	(1.22)
Fiscal year ended 6-30-2007	12.83	0.18	2.71		2.89	(0.15)	(0.90)	(1.05)
Fiscal year ended 6-30-2006	12.97	0.15	0.59		0.74	(0.20)	(0.68)	(0.88)
Fiscal year ended 6-30-2005	11.80	0.19	1.12		1.31	(0.14)	––	(0.14)

(1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$8.27	-24.23	%(3)	$248	1.52%	1.41%	1.53%	1.40%	72%
Fiscal year ended 6-30-2008	11.09	-17.35	(3)	364	1.33	0.83	1.34	0.82	52
Fiscal year ended 6-30-2007	14.64	22.82	(3)	514	1.31	0.91	1.32	0.90	38
Fiscal year ended 6-30-2006	12.80	5.40	(3)	435	1.34	0.78	––	––	67
Fiscal year ended 6-30-2005	12.94	10.69	(3)	501	1.34	1.18	––	––	46
Class B Shares
Fiscal year ended 6-30-2009	8.02	-25.03		16	2.55	0.37	2.56	0.36	72
Fiscal year ended 6-30-2008	10.74	-18.10		32	2.24	-0.09	2.25	-0.10	52
Fiscal year ended 6-30-2007	14.21	21.75		51	2.23	0.00	2.24	-0.01	38
Fiscal year ended 6-30-2006	12.47	4.41		47	2.28	-0.15	––	––	67
Fiscal year ended 6-30-2005	12.62	9.55		54	2.29	0.23	––	––	46
Class C Shares
Fiscal year ended 6-30-2009	8.08	-24.94		7	2.48	0.44	2.49	0.43	72
Fiscal year ended 6-30-2008	10.81	-18.11		13	2.22	-0.07	2.23	-0.08	52
Fiscal year ended 6-30-2007	14.30	21.69		22	2.20	0.02	2.21	0.01	38
Fiscal year ended 6-30-2006	12.55	4.53		20	2.24	-0.11	––	––	67
Fiscal year ended 6-30-2005	12.69	9.68		27	2.22	0.31	––	––	46
Class Y Shares
Fiscal year ended 6-30-2009	8.28	-23.78		23	0.94	2.03	0.95	2.02	72
Fiscal year ended 6-30-2008	11.11	-17.04		25	0.92	1.23	0.93	1.22	52
Fiscal year ended 6-30-2007	14.67	23.28		38	0.91	1.31	0.92	1.30	38
Fiscal year ended 6-30-2006	12.83	5.83		31	0.92	1.19	––	––	67
Fiscal year ended 6-30-2005	12.97	11.16		27	0.92	1.60	––	––	46

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Waddell & Reed Advisors Funds

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

VANGUARD FUND
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Class A Shares
Fiscal year ended 6-30-2009	$9.07	$ 0.02	(2)	$(2.51	)(2)	$(2.49)	$ –– *	$(0.55)	$(0.55)
Fiscal year ended 6-30-2008	9.58	(0.02)		0.51		0.49	––	(1.00)	(1.00)
Fiscal year ended 6-30-2007	9.54	(0.02)		0.89		0.87	––	(0.83)	(0.83)
Fiscal year ended 6-30-2006	8.83	(0.04)		1.19		1.15	––	(0.44)	(0.44)
Fiscal year ended 6-30-2005	8.24	0.00		0.60		0.60	(0.01)	––	(0.01)
Class B Shares
Fiscal year ended 6-30-2009	8.04	(0.05	)(2)	(2.23	)(2)	(2.28)	––	(0.53)	(0.53)
Fiscal year ended 6-30-2008	8.63	(0.21)		0.58		0.37	––	(0.96)	(0.96)
Fiscal year ended 6-30-2007	8.77	(0.20)		0.89		0.69	––	(0.83)	(0.83)
Fiscal year ended 6-30-2006	8.23	(0.15)		1.13		0.98	––	(0.44)	(0.44)
Fiscal year ended 6-30-2005	7.75	(0.13)		0.61		0.48	––	––	––
Class C Shares
Fiscal year ended 6-30-2009	8.08	(0.05	)(2)	(2.23	)(2)	(2.28)	––	(0.53)	(0.53)
Fiscal year ended 6-30-2008	8.67	(0.17)		0.54		0.37	––	(0.96)	(0.96)
Fiscal year ended 6-30-2007	8.80	(0.16)		0.86		0.70	––	(0.83)	(0.83)
Fiscal year ended 6-30-2006	8.26	(0.11)		1.09		0.98	––	(0.44)	(0.44)
Fiscal year ended 6-30-2005	7.77	(0.13)		0.62		0.49	––	––	––
Class Y Shares
Fiscal year ended 6-30-2009	9.36	0.06	(2)	(2.61	)(2)	(2.55)	(0.04)	(0.54)	(0.58)
Fiscal year ended 6-30-2008	9.86	0.02		0.52		0.54	––	(1.04)	(1.04)
Fiscal year ended 6-30-2007	9.76	0.00		0.93		0.93	––	(0.83)	(0.83)
Fiscal year ended 6-30-2006	9.00	(0.02)		1.22		1.20	––	(0.44)	(0.44)
Fiscal year ended 6-30-2005	8.39	0.03		0.62		0.65	(0.04)	––	(0.04)

*Not shown due to rounding.
 (1)Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
 (2)Based on average weekly shares outstanding.
 (3)Total return calculated without taking into account the sales load deducted on an initial purchase.

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

Class A Shares
Fiscal year ended 6-30-2009	$6.03	-26.72	%(3)	$ 997	1.29%	0.34%	1.32%	0.31%	69%
Fiscal year ended 6-30-2008	9.07	3.78	(3)	1,530	1.16	-0.22	1.18	-0.24	65
Fiscal year ended 6-30-2007	9.58	9.64	(3)	1,600	1.19	-0.26	1.20	-0.27	81
Fiscal year ended 6-30-2006	9.54	12.96	(3)	1,719	1.19	-0.43	––	––	74
Fiscal year ended 6-30-2005	8.83	7.32	(3)	1,644	1.23	0.03	––	––	101
Class B Shares
Fiscal year ended 6-30-2009	5.23	-27.65		19	2.50	-0.88	2.53	-0.91	69
Fiscal year ended 6-30-2008	8.04	2.74		39	2.21	-1.28	2.23	-1.30	65
Fiscal year ended 6-30-2007	8.63	8.38		48	2.28	-1.35	2.29	-1.36	81
Fiscal year ended 6-30-2006	8.77	11.81		57	2.28	-1.52	––	––	74
Fiscal year ended 6-30-2005	8.23	6.19		55	2.37	-1.11	––	––	101
Class C Shares
Fiscal year ended 6-30-2009	5.27	-27.52		8	2.42	-0.80	2.45	-0.83	69
Fiscal year ended 6-30-2008	8.08	2.73		14	2.16	-1.23	2.18	-1.25	65
Fiscal year ended 6-30-2007	8.67	8.46		17	2.22	-1.29	2.23	-1.30	81
Fiscal year ended 6-30-2006	8.80	11.77		19	2.22	-1.45	––	––	74
Fiscal year ended 6-30-2005	8.26	6.31		17	2.25	-0.98	––	––	101
Class Y Shares
Fiscal year ended 6-30-2009	6.23	-26.47		50	0.88	0.77	0.91	0.74	69
Fiscal year ended 6-30-2008	9.36	4.08		49	0.85	0.09	0.87	0.07	65
Fiscal year ended 6-30-2007	9.86	10.06		54	0.86	0.07	0.87	0.06	81
Fiscal year ended 6-30-2006	9.76	13.28		49	0.87	-0.10	––	––	74
Fiscal year ended 6-30-2005	9.00	7.82		39	0.88	0.38	––	––	101

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Waddell & Reed Advisors Funds (amounts in thousands)

JUNE 30, 2009
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

On January 30, 2009, each of the 21 series of Waddell & Reed Advisors Funds, a Delaware statutory trust (Trust) became the successor to one of 16 Maryland corporations, or to a series of these Maryland corporations (Corporations), pursuant to a Plan of Reorganization and Termination that was approved by shareholders of each fund (each, a Reorganization and collectively, the Reorganizations). The Reorganizations were accomplished through tax-free exchanges of shares, which had no impact on net assets, operations and number of shares outstanding. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a Fund) are each a series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in that Fund's prospectus and Statement of Additional Information. The investment manager to each Fund is Waddell & Reed Investment Management Company (WRIMCO or the Manager).

Each Fund (except Tax-Managed Equity Fund, which does not offer Class Y) offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, Class B and Class C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Securities Valuation. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees.

To determine values of fixed-income securities, the independent pricing service takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the independent pricing service are valued using valuations obtained from dealers that make markets in the securities.

Gold bullion is valued at the last traded price reported by a pricing service prior to the close of the NYSE.

Options and swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, are valued at the net asset value reported at the close of each business day.

Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service.

Senior loans are valued using a composite price from more than one broker or dealer as obtained from an independent pricing service.

Short-term securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. In addition, all securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of June 30, 2009, no securities were valued at fair value based on the above procedures.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Securities on a When-Issued or Delayed Delivery Basis. Each Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis prior to settlement of the original purchase.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Asset Strategy Fund may invest in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation. Each Fund's accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Trustees.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Each Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of June 30, 2009, management believes that under this standard no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for years after 2005.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. "Custodian Fees" in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Earnings credit" line item, if applicable, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees' Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of each Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations.

Indemnifications. The Trust's organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain of the Funds may have a significant investment in international securities. International investing involves additional risks, including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through August 21, 2009, the date this report was issued.

2. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Trust's investment manager. WRIMCO provides investment advice, for which services it is paid a fee. Until September 30, 2006, the fee was payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Asset Strategy Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Continental Income Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Core Investment Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion up to $6 Billion	0.550%
	Over $6 Billion	0.500%
Dividend Opportunities Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Energy Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
International Growth Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
New Concepts Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Science and Technology Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Small Cap Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Tax-Managed Equity Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%
Value Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Vanguard Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 15), the fee is payable at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Accumulative Fund	Up to $1 Billion	0.660%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Asset Strategy Fund	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Continental Income Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Core Investment Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.640%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Dividend Opportunities Fund	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Energy Fund	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
International Growth Fund	Up to $1 Billion	0.820%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
New Concepts Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Science and Technology Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Small Cap Fund	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%
Tax-Managed Equity Fund	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.600%
	Over $2 Billion up to $3 Billion	0.550%
	Over $3 Billion	0.500%
Value Fund	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%
Vanguard Fund	Up to $1 Billion	0.670%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2007, the following new breakpoints were added for Core Investment Fund:

Over $5 Billion up to $6 Billion	0.525%
Over $6 Billion	0.500%

Effective June 29, 2009 the fee is payable at the following annual rates for Continental Income Fund:

Up to $1 Billion	0.680%
Over $1 Billion up to $2 Billion	0.650%
Over $2 Billion up to $3 Billion	0.600%
Over $3 Billion	0.550%

The management fee for each Fund as described above is accrued and paid daily.

WRIMCO has voluntarily agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), an affiliate of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WRSCO a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WRSCO until a Fund's net assets are at least $10 million.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WRSCO, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.5792. For Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.
Networked Accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries.
Non-Networked Accounts. Each Fund pays WRSCO an annual fee (payable monthly) for each account of the Fund that is non-networked and is as shown above; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Ivy Funds and Ivy Funds, Inc.) reaches certain levels.
Broker Accounts. Certain broker dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.30%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Distribution and Service Plan for Class A Shares. Under a Distribution and Service Plan for Class A shares adopted by the Corporations on behalf of the predecessor to each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 that ended upon the Reorganization, the predecessor to each Fund was permitted to pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee was paid to reimburse W&R for amounts it expended in connection with the distribution of Class A shares and/or provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act effective upon the Reorganization (Current Class A Plan), each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is paid daily to compensate W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class either directly or by third parties. For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund's average Class A net assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments up to a maximum of 0.25% of the Fund's average Class A net assets on an annual basis, if it determines to do so.

Distribution and Service Plan for Class B and Class C Shares. Under the Distribution and Service Plan adopted by the Trust for Class B and Class C shares, respectively, each Fund may pay W&R a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class to compensate W&R for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust's shares, W&R receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the fiscal year ended June 30, 2009, W&R received the following amounts in sales commissions and CDSC:

Gross Sales Commissions		CDSC
		Class A		Class B	Class C

Accumulative Fund	$863	$2		$22	$2
Asset Strategy Fund	8,751	20		107	26
Continental Income Fund	353	1		8	––	*
Core Investment Fund	2,252	1		32	1
Dividend Opportunities Fund	1,321	2		23	2
Energy Fund	786	––	*	8	1
International Growth Fund	388	––	*	6	––	*
New Concepts Fund	1,093	1		16	2
Science and Technology Fund	2,181	1		36	2
Small Cap Fund	731	2		16	––	*
Tax-Managed Equity Fund	188	2		1	1
Value Fund	426	––	*	15	1
Vanguard Fund	1,080	1		19	1
*Not shown due to rounding.

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2009, the following amounts were paid:

Accumulative Fund	$521
Asset Strategy Fund	5,321
Continental Income Fund	209
Core Investment Fund	1,304
Dividend Opportunities Fund	817
Energy Fund	470
International Growth Fund	225
New Concepts Fund	647
Science and Technology Fund	1,288
Small Cap Fund	442
Tax-Managed Equity Fund	120
Value Fund	259
Vanguard Fund	672

Waivers of Expenses. During the fiscal year ended June 30, 2009, the following amounts were waived as a result of the reduced management fees related to the NYAG settlement (discussed in Note 15):

Accumulative Fund	$429
Asset Strategy Fund	100
Continental Income Fund	1
Core Investment Fund	599
International Growth Fund	153
New Concepts Fund	168
Science and Technology Fund	200
Small Cap Fund	109
Value Fund	32
Vanguard Fund	295

For each of Accumulative Fund, Core Investment Fund and Tax-Managed Equity Fund, the Board of Trustees has limited Rule 12b-1 payments to 0.234%, 0.249% and 0.236%, respectively, of the Fund's average Class A net assets on an annual basis. During the fiscal year ended June 30, 2009, the following amounts were waived as a result of the reduced Rule 12b-1 fees:

Accumulative Fund	$70
Core Investment Fund	9
Tax-Managed Equity Fund	6

3. INVESTMENT VALUATIONS

In accordance with Accounting Standards Codification (ASC) Section 820-10 (formerly Financial Accounting Standard 157), fair value is defined as the price that each Fund would receive upon selling an asset or paying to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment's fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - unadjusted quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Fund's investments by the above ASC 820-10 fair value hierarchy levels as of June 30, 2009:

Fund	Level 1	Level 2	Level 3

Accumulative Fund
Investments in Securities
Common Stocks	$1,059,355	$––	$––
Short-Term Securities	––	107,150	––

	1,059,355	107,150	––
Other Financial Instruments+	(189)	––	––

Total	$1,059,166	$107,150	$––

Asset Strategy Fund
Investments in Securities
Common Stocks	$1,883,565	$16,531	$––
Investment Funds	––	––	4,114
Corporate Debt Securities	––	146,345	––
Municipal Bonds	––	22,702	––
Put Options	––	––	43,231
Senior Loans	––	4,947	––
United States Government Agency Obligations	––	38,518	––
Bullion	459,680	––	––
Short-Term Securities	––	64,015	––

	2,343,245	293,058	47,345
Other Financial Instruments+	111	(1,512)	––

Total	$2,343,356	$291,546	$47,345

Continental Income Fund
Investments in Securities
Common Stocks	$414,299	$––	$––
Preferred Stocks	––	3,972	––
Corporate Debt Securities	––	53,572	––
United States Government Agency Obligations	––	23,174	––
United States Government Obligations	––	57,839	––
Short-Term Securities	––	15,040	––

	414,299	153,597	––
Other Financial Instruments+	––	––	––

Total	$414,299	$153,597	$––

Core Investment Fund
Investments in Securities
Common Stocks	$2,198,480	$––	$––
Short-Term Securities	––	82,173	––

	2,198,480	82,173	––
Other Financial Instruments+	––	––	––

Total	$2,198,480	$82,173	$––

Dividend Opportunities Fund
Investments in Securities
Common Stocks	$500,455	$––	$––
Short-Term Securities	––	52,348	––

	500,455	52,348	––
Other Financial Instruments+	––	––	––

Total	$500,455	$52,348	$––

Energy Fund
Investments in Securities
Common Stocks	$159,781	$––	$––
Short-Term Securities	––	14,123	––

	159,781	14,123	––
Other Financial Instruments+	––	––	––

Total	$159,781	$14,123	$––

International Growth Fund
Investments in Securities
Common Stocks and Rights	$448,849	$3,340	$––
Preferred Stocks	12,430	––	––
Short-Term Securities	––	24,332	––

	461,279	27,672	––
Other Financial Instruments+	––	––	––

Total	$461,279	$27,672	$––

New Concepts Fund
Investments in Securities
Common Stocks	$829,685	$––	$––
Call Options	––	––	1,553
Corporate Debt Securities	––	1,570	––
Short-Term Securities	––	42,987	––

	829,685	44,557	1,553
Other Financial Instruments+	––	––	(1,870)

Total	$829,685	$44,557	$(317)

Science and Technology Fund
Investments in Securities
Common Stocks	$1,576,133	$––	$––
Corporate Debt Securities	––	71,649	4,358
Short-Term Securities	––	227,954	––

	1,576,133	299,603	4,358
Other Financial Instruments+	––	––	––

Total	$1,576,133	$299,603	$4,358

Small Cap Fund
Investments in Securities
Common Stocks	$510,665	$––	$––
Short-Term Securities	––	37,872	––

	510,665	37,872	––
Other Financial Instruments+	––	––	––

Total	$510,665	$37,872	$––

Tax-Managed Equity Fund
Investments in Securities
Common Stocks	$104,145	$––	$––
Short-Term Securities	––	11,505	––

	104,145	11,505	––
Other Financial Instruments+	––	––	––

Total	$104,145	$11,505	$––

Value Fund
Investments in Securities
Common Stocks	$285,663	$––	$––
Preferred Stocks	––	2,613	––
Short-Term Securities	––	2,467	––

	285,663	5,080	––
Other Financial Instruments+	(62)	––	(97)

Total	$285,601	$5,080	$(97)

Vanguard Fund
Investments in Securities
Common Stocks	$1,057,729	$––	$––
Short-Term Securities	––	16,910	––

	1,057,729	16,910	––
Other Financial Instruments+	––	––	––

Total	$1,057,729	$16,910	$––

+Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forward foreign currency contracts and swap contracts.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Investment Funds	Corporate Debt Securities	Put Options	Call Options	Other Financial Instruments+

Asset Strategy Fund
Beginning Balance 7-1-08	$4,785	$8,519	$––	$––	$––
Net realized gain (loss)	––	––	349	––	––
Net unrealized appreciation (depreciation)	(1,559)	––	(46,811)	––	––
Net purchases (sales)	888	––	89,693	––	––
Transfers in and/or (out) of Level 3 during the period	––	(8,519)	––	––	––

Ending Balance 6-30-09	$4,114	$––	$43,231	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-09	$(1,559)	$––	$(46,811)	$––	$––

New Concepts Fund
Beginning Balance 7-1-08	$––	$––	$––	$––	$––
Net realized gain (loss)	––	––	––	––	––
Net unrealized appreciation (depreciation)	––	––	––	(863)	305
Net purchases (sales)	––	––	––	2,416	(2,175)
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––

Ending Balance 6-30-09	$––	$––	$––	$1,553	$(1,870)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-09	$––	$––	$––	$(863)	$305

Science and Technology Fund
Beginning Balance 7-1-08	$––	$––	$222	$––	$(216)
Net realized gain (loss)	––	782	(3,152)	––	2,275
Net unrealized appreciation (depreciation)	––	1,433	3,033	––	(2,059)
Net purchases (sales)	––	2,143	(103)	––	––
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––

Ending Balance 6-30-09	$––	$4,358	$––	$––	$––

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-09	$––	$1,433	$––	$––	$––

Value Fund
Beginning Balance 7-1-08	$––	$––	$––	$––	$(242)
Net realized gain (loss)	––	––	––	––	(295)
Net unrealized appreciation (depreciation)	––	––	––	––	275
Net purchases (sales)	––	––	––	––	165
Transfers in and/or (out) of Level 3 during the period	––	––	––	––	––

Ending Balance 6-30-09	$––	$––	$––	$––	$(97)

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 6-30-09	$––	$––	$––	$––	$60

+Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures, forward foreign currency contracts and swap contracts.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the statement of operations on separate lines of the Realized and Unrealized Gain (Loss) section for the corresponding security type indicated above. Additionally, the Net change in unrealized appreciation for all Level 3 investments still held as of 6-30-09, if applicable, is included on the statement of operations on the lines of the Net change in unrealized appreciation (depreciation) section for the corresponding security type indicated above.

Securities' values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

4. INVESTMENT SECURITIES TRANSACTIONS

For the fiscal year ended June 30, 2009, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Accumulative Fund	$761,717	$841,044
Asset Strategy Fund	4,267,830	3,122,825
Continental Income Fund	315,670	106,779
Core Investment Fund	3,212,196	3,279,216
Dividend Opportunities Fund	190,597	126,766
Energy Fund	40,748	17,992
International Growth Fund	400,199	386,551
New Concepts Fund	303,362	358,202
Science and Technology Fund	849,399	972,405
Small Cap Fund	440,299	482,862
Tax-Managed Equity Fund	65,408	38,692
Value Fund	226,317	243,388
Vanguard Fund	790,575	898,635

Purchases and proceeds from maturities and sales of U.S. Government securities were:

	Purchases	Sales

Asset Strategy Fund	$350,224	$2,840,960
Continental Income Fund	––	711

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2009 and the related net capital losses and post-October activity were as follows:

	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Core Investment Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

Net ordinary income	$7,360	$10,535	$5,812	$22,277	$6,877	$––	$5,258
Distributed ordinary income	5,935	187,085	6,574	27,228	6,407	69	5,799
Undistributed ordinary income	2,878	10,510	––	3,205	910	––	5,253

Realized long term capital gains	––	––	––	1,560	––	––	––
Distributed long term capital gains	––	428,393	4,769	1,662	––	3,796	––
Undistributed long term capital gains	––	––	––	––	––	––	––

Post-October losses deferred	281,040	352,545	3,275	361,021	66,595	16,110	83,297

	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund

Net ordinary income	$––	$––	$––	$––	$4,287	$3,715
Distributed ordinary income	1,141	44,376	––	––	4,522	3,940
Undistributed ordinary income	––	––	––	––	1,776	2,501

Realized long term capital gains	––	––	––	––	––	––
Distributed long term capital gains	140,816	135,626	––	––	––	88,084
Undistributed long term capital gains	––	––	––	––	––	––

Tax return of capital	––	––	2,384	––	––	––

Post-October losses deferred	12,193	12,118	71,775	8,451	27,505	76,780

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following tables show the totals by year in which the capital loss carryovers will expire if not utilized.

	Accumulative Fund	Asset Strategy Fund	Continental Income Fund	Dividend Opportunities Fund	Energy Fund	International Growth Fund

June 30, 2010	$917	$––	$10,761	$––	$––	$––
June 30, 2011	104,385	––	––	––	––	83,095
June 30, 2012	––	––	––	––	––	20,678
June 30, 2013	37,199	––	––	––	––	––
June 30, 2016	––	––	64,214	96	––	––
June 30, 2017	––	260,899	4,495	12,662	9,079	29,241

Total carryover	$142,501	$260,899	$79,470	$12,758	$9,079	$133,014

	New Concepts Fund	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund	Value Fund	Vanguard Fund

June 30, 2011	$––	$––	$––	$6,344	$––	$––
June 30, 2012	––	––	––	78	––	––
June 30, 2017	6,101	14,037	57,591	909	31,640	68,091

Total carryover	$6,101	$14,037	$57,591	$7,331	$31,640	$68,091

Retirement Shares was merged into Continental Income Fund as of June 29, 2009 (see Note 13). At the time of the merger, Retirement Shares had capital loss carryovers available to offset future gains of Continental Income Fund. These carryovers are limited to $10,761 for the period ending June 30, 2010 and $10,702 for each period ending from June 30, 2011 through 2016 plus any unused limitations from prior years.

Ivy Growth Fund, one of the mutual funds managed by Ivy Investment Management Company (formerly Waddell & Reed Ivy Investment Company), was merged into Accumulative Fund as of June 15, 2003. At the time of the merger, Ivy Growth Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $917 for the period ending June 30, 2010.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post- October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At June 30, 2009, the following reclassifications were made: Accumulative Fund reclassified permanent differences relating to differing treatments of in-kind redemptions, character of distributions and partnership distributions; Asset Strategy Fund reclassified permanent differences relating to differing treatments of investment fund expenses, swaps and mortgage-backed security paydowns; Continental Income Fund reclassified permanent differences relating to differing treatments on merger-acquired capital loss carryovers, partnership distributions and mortgage-backed security paydowns; Core Investment Fund reclassified permanent differences relating to differing treatments of partnership distributions; Dividend Opportunities Fund reclassified permanent differences relating to differing treatments of partnership distributions; Energy Fund reclassified permanent differences relating to differing treatments on net operating losses and partnership distributions; New Concepts Fund reclassified permanent differences relating to differing treatments of net operating losses; Science and Technology Fund reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Fund reclassified permanent differences relating to differing treatments of net operating losses and return of capital; Tax-Managed Equity Fund reclassified permanent differences relating to differing treatments of net operating losses and in-kind redemptions; and Value Fund reclassified permanent differences relating to differing treatments of partnership distributions.

6. MULTICLASS OPERATIONS

Transactions in capital stock are summarized below.

	For the fiscal year ended June 30,
	2009		2008
Accumulative Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	32,170	$177,422	21,394	$179,335
Class B	445	2,331	391	3,084
Class C	412	2,089	248	1,990
Class Y	100	568	103	861
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,113	5,563	540	4,741
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	6	30	2	20
Shares redeemed:
Class A	(49,222)	(269,029)	(34,566)	(289,580)
Class B	(2,035)	(10,580)	(1,719)	(13,694)
Class C	(706)	(3,641)	(670)	(5,310)
Class Y	(125)	(683)	(109)	(912)

Net decrease	(17,842)	$(95,930)	(14,386)	$(119,465)

	For the fiscal year ended June 30,
	2009		2008
Asset Strategy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	83,004	$693,101	74,248	$917,077
Class B	2,495	20,749	2,382	29,084
Class C	3,344	27,927	3,150	38,520
Class Y	6,059	62,667	731	9,124
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	81,217	547,410	12,941	161,070
Class B	4,443	29,501	728	9,075
Class C	2,867	19,065	455	5,672
Class Y	1,205	8,147	72	892
Shares redeemed:
Class A	(81,566)	(695,155)	(30,948)	(379,609)
Class B	(5,813)	(48,852)	(2,609)	(31,696)
Class C	(4,397)	(38,171)	(2,082)	(25,319)
Class Y	(3,381)	(32,327)	(175)	(2,102)

Net increase	89,477	$594,062	58,893	$731,788

	For the fiscal year ended June 30,
	2009		2008
Continental Income Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	6,010	$40,367	4,553	$38,196
Class B	128	862	126	1,052
Class C	182	1,258	142	1,212
Class Y	45	297	34	290
Shares issued in connection with merger of Retirement Shares:
Class A	33,973	223,548	––	––
Class B	548	3,605	––	––
Class C	245	1,610	––	––
Class Y	516	3,393	––	––
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,632	10,666	3,066	26,166
Class B	31	199	81	695
Class C	14	94	33	287
Class Y	4	28	6	48
Shares redeemed:
Class A	(12,840)	(85,692)	(9,364)	(78,581)
Class B	(637)	(4,246)	(471)	(3,951)
Class C	(307)	(2,059)	(222)	(1,882)
Class Y	(40)	(268)	(10)	(88)

Net increase (decrease)	29,504	$193,662	(2,026)	$(16,556)

	For the fiscal year ended June 30,
	2009		2008
Core Investment Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	43,624	$183,003	35,438	$221,962
Class B	1,066	4,036	675	3,961
Class C	731	2,791	433	2,563
Class Y	1,175	4,793	428	2,693
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	6,849	26,874	68,936	433,531
Class B	7	27	1,331	7,814
Class C	2	9	419	2,466
Class Y	125	497	875	5,499
Shares redeemed:
Class A	(130,577)	(550,472)	(110,477)	(690,345)
Class B	(4,726)	(18,810)	(3,873)	(22,598)
Class C	(1,259)	(5,006)	(1,064)	(6,193)
Class Y	(808)	(3,419)	(2,373)	(15,106)

Net decrease	(83,791)	$(355,677)	(9,252)	$(53,753)

	For the fiscal year ended June 30,
	2009		2008
Dividend Opportunities Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	19,654	$223,519	14,169	$238,493
Class B	428	4,707	389	6,545
Class C	570	6,259	351	5,892
Class Y	225	2,477	87	1,468
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	541	6,025	723	12,701
Class B	4	41	29	501
Class C	5	48	22	391
Class Y	14	161	20	348
Shares redeemed:
Class A	(15,386)	(173,076)	(6,699)	(112,210)
Class B	(745)	(8,533)	(403)	(6,823)
Class C	(704)	(7,904)	(417)	(6,967)
Class Y	(118)	(1,369)	(228)	(3,802)

Net increase	4,488	$52,355	8,043	$136,537

	For the fiscal year ended June 30,
	2009		2008
Energy Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	7,708	$76,487	7,746	$115,970
Class B	191	1,943	232	3,484
Class C	198	1,914	187	2,775
Class Y	122	1,348	93	1,401
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	447	3,541	––	––
Class B	17	131	––	––
Class C	15	113	––	––
Class Y	5	42	––	––
Shares redeemed:
Class A	(6,493)	(60,815)	(2,220)	(32,081)
Class B	(284)	(2,700)	(94)	(1,354)
Class C	(231)	(2,128)	(140)	(2,074)
Class Y	(95)	(952)	(43)	(587)

Net increase	1,600	$18,924	5,761	$87,534

	For the fiscal year ended June 30,
	2009		2008
International Growth Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	6,408	$44,167	5,548	$59,208
Class B	223	1,460	199	1,953
Class C	152	1,001	94	953
Class Y	603	3,836	182	1,943
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	840	5,290	340	3,841
Class B	––	––	––	––
Class C	––	––	––	––
Class Y	61	384	26	294
Shares redeemed:
Class A	(14,248)	(97,720)	(12,484)	(132,941)
Class B	(659)	(4,395)	(714)	(7,359)
Class C	(190)	(1,218)	(222)	(2,283)
Class Y	(617)	(4,144)	(1,149)	(11,894)

Net decrease	(7,427)	$(51,339)	(8,180)	$(86,285)

	For the fiscal year ended June 30,
	2009		2008
New Concepts Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	15,384	$108,655	15,015	$172,728
Class B	308	1,865	374	3,849
Class C	173	1,096	177	1,836
Class Y	114	851	117	1,399
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	23,479	131,953	7,531	88,636
Class B	873	4,243	316	3,345
Class C	321	1,580	119	1,272
Class Y	283	1,672	138	1,702
Shares redeemed:
Class A	(31,139)	(216,500)	(21,086)	(241,154)
Class B	(1,737)	(10,821)	(1,532)	(16,039)
Class C	(615)	(3,839)	(480)	(4,991)
Class Y	(1,030)	(7,565)	(496)	(6,115)

Net increase	6,414	$13,190	193	$6,468

	For the fiscal year ended June 30,
	2009		2008
Science and Technology Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	23,885	$178,326	18,635	$217,314
Class B	832	5,148	488	4,929
Class C	490	3,045	258	2,638
Class Y	1,533	12,368	2,291	27,842
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	25,957	160,155	41,307	456,035
Class B	874	4,556	1,492	14,252
Class C	206	1,078	345	3,301
Class Y	788	5,180	999	11,664
Shares redeemed:
Class A	(46,057)	(341,108)	(35,450)	(410,508)
Class B	(2,580)	(16,653)	(2,207)	(21,900)
Class C	(578)	(3,715)	(428)	(4,293)
Class Y	(1,658)	(13,624)	(1,276)	(15,439)

Net increase (decrease)	3,692	$(5,244)	26,454	$285,835

	For the fiscal year ended June 30,
	2009		2008
Small Cap Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	7,477	$64,748	6,695	$87,699
Class B	226	1,756	213	2,572
Class C	164	1,228	101	1,218
Class Y	2,362	21,975	1,942	26,810
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	230	1,717	5,879	76,317
Class B	––	––	624	7,330
Class C	––	––	190	2,275
Class Y	83	650	2,218	29,961
Shares redeemed:
Class A	(11,024)	(93,936)	(10,505)	(135,154)
Class B	(1,445)	(11,455)	(1,619)	(19,233)
Class C	(373)	(3,004)	(424)	(5,023)
Class Y	(4,094)	(37,603)	(3,029)	(40,087)

Net increase (decrease)	(6,394)	$(53,924)	2,285	$34,685

	For the fiscal year ended June 30,
	2009		2008
Tax-Managed Equity Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	5,817	$50,434	3,453	$41,829
Class B	78	600	17	194
Class C	174	1,401	100	1,136
Class Y*	26	225	––	––
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	––	––	––	––
Class B	––	––	––	––
Class C	––	––	––	––
Class Y*	––	––	––	––
Shares redeemed:
Class A	(3,036)	(26,101)	(1,156)	(13,809)
Class B	(129)	(1,105)	(117)	(1,335)
Class C	(159)	(1,289)	(46)	(515)
Class Y*	(26)	(223)	––	––

Net increase	2,745	$23,942	2,251	$27,500

*All capital and shares related to Class Y were reorganized into an affiliated fund on May 18, 2009.

	For the fiscal year ended June 30,
	2009		2008
Value Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	7,537	$62,294	5,505	$71,601
Class B	186	1,490	171	2,140
Class C	203	1,739	108	1,366
Class Y	709	5,643	121	1,573
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	498	3,851	2,920	37,263
Class B	10	77	262	3,251
Class C	5	34	108	1,351
Class Y	63	486	208	2,648
Shares redeemed:
Class A	(10,946)	(89,968)	(10,628)	(137,514)
Class B	(1,132)	(9,117)	(1,092)	(13,646)
Class C	(526)	(4,348)	(544)	(6,882)
Class Y	(261)	(2,200)	(683)	(9,274)

Net decrease	(3,654)	$(30,019)	(3,544)	$(46,123)

	For the fiscal year ended June 30,
	2009		2008
Vanguard Fund	Shares	Value	Shares	Value

Shares issued from sale of shares:
Class A	22,740	$142,941	17,684	$175,867
Class B	366	2,079	563	5,013
Class C	256	1,472	315	2,812
Class Y	3,397	21,772	948	10,294
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	15,436	83,511	14,825	154,771
Class B	455	2,145	499	4,645
Class C	164	779	171	1,597
Class Y	555	3,097	460	4,946
Shares redeemed:
Class A	(41,391)	(263,100)	(30,917)	(306,942)
Class B	(2,202)	(12,634)	(1,740)	(15,567)
Class C	(703)	(3,925)	(695)	(6,188)
Class Y	(1,098)	(7,258)	(1,650)	(16,700)

Net increase (decrease)	(2,025)	$(29,121)	463	$14,548

7. DERIVATIVE INSTRUMENTS

In March 2008, the Financial Accounting Standards Board (FASB) issued ASC Section 815-10 (formerly Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133"). ASC 815-10 amends and expands disclosures about derivative instruments and hedging activities; it requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

Futures Contracts. Each Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

Swap Agreements. Each Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

There were no open swap agreements at June 30, 2009.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions, for whatever reason, will be unable to meet their obligations under the terms of the transaction.

Objectives and Strategies

Accumulative Fund. The Fund's objective in using derivatives during the period was to enhance the performance of the Fund by adding premium income from written options. To achieve this objective, the Fund has written primarily deep out of the money calls and puts on individual domestic equity securities.

Fair Values of Derivative Instruments as of June 30, 2009:

Type of Derivative	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	N/A	Written options at market value	$189

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on written options/ Net change in unrealized appreciation (depreciation) on written options	$(4,692)	$2,316

During the fiscal year ended June 30, 2009, the Fund's average number of written option contracts outstanding was 45.

Asset Strategy Fund. The Fund's objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, managing exposure to precious metals, and hedging certain event risks on positions held by the Fund. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Fund utilized futures and option contracts, both short and long, on foreign and domestic equity indices. To manage foreign currency exposure, the Fund utilized forward contracts to either increase or decrease exposure to a given currency. To manage exposure to precious metals, the Fund utilized gold futures contracts. To manage event risks, the Fund utilized options, both written and purchased, on individual equity securities owned by the Fund.

Fair Values of Derivative Instruments as of June 30, 2009:

Type of Derivative	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	Investments in unaffiliated securities	$43,231	N/A	$––
Foreign currency	Unrealized appreciation on forward currency contracts	3,857	Unrealized depreciation on forward currency contracts	5,369
Commodities	N/A	––	Variation Margin Payable	189

Total		$47,088		$5,558

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options and futures contracts/Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and futures contracts	$2,416	$(135,363)
Foreign currency	Net realized gain (loss) on forward foreign currency contracts/Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(13,993)	(18,135)
Commodities	Net realized gain (loss) on futures contracts/ Net change in unrealized appreciation (depreciation) on futures contracts	(7,248)	111

Total		$(18,825)	$(153,387)

During the fiscal year ended June 30, 2009, the Fund's average market value outstanding for forward contracts and futures contracts were as follows: short forward contracts - $459,897, long forward contracts - $467,918, short futures contracts - $405,350, long futures contracts - $12,077. Additionally, the Fund's average number of purchased option contracts outstanding was 2.

Core Investment Fund. The Fund's objective in using derivatives during the period was to hedge market risk for some or all of its existing equity security portfolio. To achieve this objective, the Fund utilizes futures contracts on broad domestic equity market indices.

Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	N/A	N/A	N/A

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on futures contracts	$16,298	N/A

During the fiscal year ended June 30, 2009, the Fund's average market value outstanding for short futures contracts was $18,191.

International Growth Fund. The Fund's objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Fund utilizes forward contracts to either increase or decrease exposure to a given currency.

Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign currency	N/A	N/A	N/A	N/A

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign currency	Net realized gain (loss) on forward foreign currency contracts	$(2,267)	N/A

During the fiscal year ended June 30, 2009, the Fund's average market value outstanding for short forward contracts and long forward contracts was $5,143 and $5,169, respectively.

New Concepts Fund. The Fund's objectives to using derivatives during the period was to both gain exposure to certain sectors and to hedge certain event risks on positions held by the Fund. To achieve these objectives, the Fund has primarily utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	Investments in unaffiliated securities	$1,553	Written options at market value	$1,870

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/ Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$9,643	$(557)

During the fiscal year ended June 30, 2009, the Fund's average number of purchased option contracts and written option contracts outstanding was 11 and 11, respectively.

Science and Technology Fund. The Fund's objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Fund has utilized options, both written and purchased, on individual equity securities owned by the Fund.

Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	N/A	N/A	N/A

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on investments in unaffiliated securities and written options/ Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities and written options	$1,567	$974

During the fiscal year ended June 30, 2009, the Fund's average number of purchased option contracts and written option contracts outstanding was 16 and 18, respectively.

Value Fund. The Fund's objective in using derivatives during the period has been to generate additional income from written option premiums. To achieve these objectives, the Fund has primarily written put and call options on equity securities the Fund owns.

Fair Values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
Type of Derivative	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity	N/A	N/A	Written options at market value	$159

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009:

Type of Derivative	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity	Net realized gain (loss) on written options/ Net change in unrealized appreciation (depreciation) on written options	$2,008	$766

During the fiscal year ended June 30, 2009, the Fund's average number of written option contracts outstanding was 8.

8. WRITTEN OPTION ACTIVITY

For Accumulative Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	34	$5,740
Options written	198	34,973
Options terminated in closing purchase transactions	(176)	(33,245)
Options exercised	(6)	(870)
Options expired	(47)	(6,326)

Outstanding at June 30, 2009	3	$272

For Accumulative Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	11	$1,853
Options written	91	32,148
Options terminated in closing purchase transactions	(55)	(23,888)
Options exercised	(15)	(6,223)
Options expired	(30)	(3,733)

Outstanding at June 30, 2009	2	$157

For Asset Strategy Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	210,105	53,638
Options terminated in closing purchase transactions	(105)	(53,290)
Options exercised	––	––
Options expired	(210,000)	(348)

Outstanding at June 30, 2009	––	$––

For Asset Strategy Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	5	974
Options terminated in closing purchase transactions	(5)	(974)
Options exercised	––	––
Options expired	––	––

Outstanding at June 30, 2009	––	$––

For Energy Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	14,226	1,238
Options terminated in closing purchase transactions	(14,226)	(1,238)
Options exercised	––	––
Options expired	––	––

Outstanding at June 30, 2009	––	$––

For New Concepts Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	10	1,037
Options terminated in closing purchase transactions	(2)	(64)
Options exercised	(1)	(39)
Options expired	(7)	(934)

Outstanding at June 30, 2009	––	$––

For New Concepts Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	54	7,235
Options terminated in closing purchase transactions	(33)	(4,883)
Options exercised	––	––
Options expired	(4)	(177)

Outstanding at June 30, 2009	17	$2,175

For Science and Technology Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	15	$2,275
Options written	93	45,171
Options terminated in closing purchase transactions	(55)	(32,479)
Options exercised	(23)	(6,361)
Options expired	(30)	(8,606)

Outstanding at June 30, 2009	––	$––

For Science and Technology Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	––	$––
Options written	4	5,279
Options terminated in closing purchase transactions	(4)	(5,279)
Options exercised	––	––
Options expired	––	––

Outstanding at June 30, 2009	––	$––

For Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	3	$250
Options written	51	5,565
Options terminated in closing purchase transactions	(27)	(3,622)
Options exercised	(2)	(433)
Options expired	(19)	(1,543)

Outstanding at June 30, 2009	6	$217

For Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2008	4	$436
Options written	10	904
Options terminated in closing purchase transactions	(1)	(157)
Options exercised	(5)	(613)
Options expired	(2)	(248)

Outstanding at June 30, 2009	6	$322

9. SENIOR LOANS

A Fund invests in senior secured corporate loans (Senior Loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior Loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior Loans are generally readily marketable, but some loans may be illiquid or be subject to some restrictions on resale.

Certain Senior Loans contain provisions that obligate a Fund to fund future commitments at the borrower's discretion. At June 30, 2009, there were no such unfunded commitments.

10. COMMITMENTS

In connection with Asset Strategy Fund's investment in Vietnam Azalea Fund Limited (VAF), the Fund is contractually committed to provide additional capital of up to $3,732 if and when VAF requests such contributions or draw downs. The total commitment is limited to $11,000. At June 30, 2009, Asset Strategy Fund had made a total contribution of $7,268. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF intends to become listed within one year after the final commitment has been drawn down.

11. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended June 30, 2009 follows:

	6-30-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-09 Share Balance	6-30-09 Market Value

Asset Strategy Fund
Vietnam Azalea Fund Limited(1)	1,100	$888	$––	$––	$––	1,100	$4,114

	6-30-08 Share/ Principal Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-09 Share/ Principal Balance	6-30-09 Market Value

Science and Technology Fund
ACI Worldwide, Inc.(1)	3,773	$––	$––	$––	$––	3,773	$52,677
Animal Health International, Inc.(1)	2,588	––	––	––	––	2,588	4,011
Aspen Technology, Inc.(1)	7,532	7,167	––	––	––	8,549	72,919
Cree, Inc.(1)(2)	4,794	––	60,028	(2,828)	––	N/A	N/A
ESCO Technologies Inc.(1)	2,161	1,604	17,823	(115)	––	1,849	82,837
Euronet Worldwide, Inc.(1)	2,401	2,149	––	––	––	2,570	49,841
Euronet Worldwide, Inc., Convertible	$––	8,459	––	––	341	$13,825	12,080
HMS Holdings Corp.(1)(2)	1,662	––	30,904	15,419	––	N/A	N/A
Lawson Software, Inc.(1)	8,493	4,525	––	––	––	9,315	51,979
POWER-ONE, INC.(1)	6,152	––	––	––	––	6,152	9,166
POWER-ONE, INC., Convertible	$––	8,925	6,000	782	842	$5,250	4,358
Telvent GIT, S.A.	1,328	3,082	––	––	1,159	2,365	51,260
TranS1 Inc.(1)(2)	1,089	––	12,978	(9,255)	––	N/A	N/A
Ultralife Corporation(1)	1,284	––	––	––	––	1,284	9,209

					$2,342		$400,337

	6-30-08 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Interest and Dividends	6-30-09 Share Balance	6-30-09 Market Value

Small Cap Fund
Sonic Solutions(1)	1,427	$––	$––	$––	$––	1,427	$4,211
Stratasys, Inc.(1)	670	5,595	1,170	(329)	––	1,120	12,308

					$––		$16,519

(1)No dividends were paid during the preceding 12 months.
(2)Company was no longer an affiliate at June 30, 2009.
12. IN-KIND REDEMPTIONS

A Fund may, under certain circumstances, redeem portfolio securities rather than cash for a redemption of Fund shares (in-kind redemption). The Fund recognizes a gain or loss on in-kind redemptions to the extent that the value of the redeemed securities differs on the date of the redemption from the cost of those securities. Gains and losses realized from in-kind redemptions are not recognized for tax purposes but rather are reclassified from accumulated undistributed net realized loss to paid-in capital. During the fiscal year ended June 30, 2009, Accumulative Fund realized $3,920 of net capital losses resulting from in-kind redemptions of $21,670. During the fiscal year ended June 30, 2009, Tax-Managed Equity Fund realized $3 of net capital gains resulting from in-kind redemptions of $178.

13. ACQUISITION OF RETIREMENT SHARES BY CONTINENTAL INCOME FUND

On June 29, 2009, Continental Income Fund acquired all the net assets of Retirement Shares pursuant to a plan of reorganization approved by the Board of Trustees on February 4, 2009. The acquisition was accomplished by a tax-free exchange of 35,282 shares of Continental Income Fund (valued at $232,156) for the 42,551 shares of Retirement Shares outstanding on June 29, 2009. Retirement Shares had net assets of $232,156, including $6,922 of net unrealized appreciation in value of investments and $318,585 of accumulated net realized losses on investments, which were combined with those of Continental Income Fund. The aggregate net assets of Continental Income Fund and Retirement Shares immediately before the acquisition were $336,867 and $232,156, respectively. The aggregate net assets of Continental Income Fund and Retirement Shares immediately following the acquisition were $569,023 and $0, respectively.

14. CHANGE IN STRUCTURE

On December 12, 2008, a special shareholder meeting for each Fund was held to approve an Agreement and Plan of Reorganization and Termination, pursuant to which each Fund would be reorganized into a corresponding series of a newly established Delaware statutory trust, to be named Waddell & Reed Advisors Funds. On January 30, 2009, those reorganizations took place.

15. REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors (now Trustees) and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the Ivy Funds Variable Insurance Portfolios, formerly W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors (now Trustees) and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors (now Trustees). The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

International Growth Fund received $3,175 during the fiscal year as a result of the distribution of funds relating to the settlement from third party late trading and market timing activities related to the Fund. This amount is included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Waddell & Reed Advisors Funds

To the Shareholders and Board of Trustees of Waddell & Reed Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund, 13 of the funds constituting Waddell & Reed Advisors Funds (the "Trust"), as of June 30, 2009, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented.  These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the 13 funds of Waddell & Reed Advisors Funds as of June 30, 2009, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 21, 2009

INCOME TAX INFORMATION
Waddell & Reed Advisors Funds

AMOUNTS NOT ROUNDED

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deductions for corporations or as qualified dividend income for individuals for the tax period ending June 30, 2009:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Accumulative Fund	$5,934,976	$5,934,976
Asset Strategy Fund	2,957,611	11,981,712
Continental Income Fund	5,567,620	6,005,408
Core Investment Fund	27,228,037	27,228,037
Dividend Opportunities Fund	6,406,792	6,406,792
Energy Fund	68,446	68,446
International Growth Fund	––	7,376,156
New Concepts Fund	1,123,795	1,123,795
Retirement Shares	1,040,586	1,040,586
Science and Technology Fund	3,254,670	5,624,919
Small Cap Fund	897,179	869,638
Tax-Managed Equity Fund	––	––
Value Fund	4,521,753	4,521,753
Vanguard Fund	3,940,272	3,940,272

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Accumulative Fund	$––
Asset Strategy Fund	428,392,811
Continental Income Fund	4,768,729
Core Investment Fund	1,662,322
Dividend Opportunities Fund	––
Energy Fund	3,794,228
International Growth Fund	––
New Concepts Fund	140,816,424
Retirement Shares	––
Science and Technology Fund	135,626,176
Small Cap Fund	––
Tax-Managed Equity Fund	––
Value Fund	––
Vanguard Fund	88,084,281

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Each Fund elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income

Accumulative Fund	$––	$––
Asset Strategy Fund	––	––
Continental Income Fund	––	––
Core Investment Fund	––	––
Dividend Opportunities Fund	––	––
Energy Fund	––	––
International Growth Fund	1,140,433	14,046,092
New Concepts Fund	––	––
Retirement Shares	––	––
Science and Technology Fund	––	––
Small Cap Fund	––	––
Tax-Managed Equity Fund	––	––
Value Fund	––	––
Vanguard Fund	––	––

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

BOARD OF TRUSTEES AND OFFICERS
Waddell & Reed Advisors Funds

Each of the individuals listed below serves as a trustee for the Waddell & Reed Advisors Funds (20 portfolios), Waddell & Reed InvestEd Portfolios (3 portfolios) and Ivy Funds Variable Insurance Portfolios (25 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (18 portfolios) and Ivy Funds, Inc. (14 portfolios).

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his of her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Trustees

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND AND FUND COMPLEX	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee: 2007 Trustee in Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present);	Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee: 1997 Trustee in Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present); formerly, Dean of Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee: 1997 Trustee in Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee: 1998 Trustee in Fund Complex: 1998 Fund Independent Chairman: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee: 1998 Trustee in Fund Complex: 1998	President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to present)	Directors and Shareholder, Valliance Bank; Director, Norman Economic Development Coalition (non-profit); Member Oklahoma Foundation of Excellence (non-profit); Independent Director, LSQ Manager, Inc.; Independent Chairman and Director, Ivy Funds, Inc.; Independent Chairman and Trustee, Ivy Funds (32 portfolios overseen)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee: 2008 Trustee in Fund Complex: 2008	Business Consultant; Treasurer and Trustee, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee: 1982 Trustee in Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Trustee: 1996 Trustee in Fund Complex: 1996	Shareholder/Trustee, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services); Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee: 1995 Trustee in Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Block School of Business (1980-1986), Vice Chancellor (1988-1991); Chancellor (1992-1999); Chancellor Emeritus (1999 to present) and Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen)

INTERESTED TRUSTEES

Messrs. Avery and Herrmann are "interested" by virtue of their current engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Trustee if a prior business relationship with Waddell & Reed were deemed material. It is anticipated that, effective July 1, 2010, Mr. Hechler will begin to serve as a Disinterested Trustee of each of the Funds.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND AND FUND COMPLEX	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President: 2001 Trustee: 1998 Trustee in Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Trustee/Director of each of the funds in the Fund Complex	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (32 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services, Inc. (ISI), an affiliate of IICO; Director of United Way; Director of Blue Cross/Blue Shield

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee: 2007 Trustee in Fund Complex: 2007	CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987-2005)	Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee: 1998 Trustee in Fund Complex: 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Trustee of WDR (until 2003)	None

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND AND FUND COMPLEX	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President: 2006 Secretary: 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)	None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President: 2006 Treasurer: 2006 Principal Accounting Officer: 2006 Principal Financial Officer: 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)	None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President: 2000 Assistant Secretary: 2006 Associate General Counsel: 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)	None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President: 2006 Chief Compliance Officer: 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)	None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President: 2000 General Counsel: 2000 Assistant Secretary: 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)	None

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Waddell & Reed Advisors Funds

Waddell & Reed Advisors Funds ("Trust") is a series fund organized as a Delaware statutory trust. Each of its series is the successor to a Maryland corporation or a series of a Maryland corporation (each, a "Predecessor Fund") pursuant to reorganizations that occurred on January 30, 2009 (each, a "Reorganization"). Each Reorganization of a Predecessor Fund was approved by its shareholders and by its board of directors.

In anticipation of the Reorganizations, at its meeting on November 19, 2008, the Trust's Board of Trustees, including all of the Disinterested Trustees, considered and approved a new Investment Management Agreement ("Management Agreement") between WRIMCO and the Trust with respect to each of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Bond Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund (each, a "Fund"). The Management Agreement will continue for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Disinterested Trustees. The Management Agreement with respect to each Fund is substantially the same as the Investment Management Agreement with WRIMCO previously in effect with respect to each Fund's corresponding Predecessor Fund ("Predecessor Management Agreement"). At its meeting on November 19, 2008, the Trust's Board of Trustees, whose members were the same as the board of directors of each Predecessor Fund, based its consideration and approval of the Management Agreement with respect to each Fund on (i) the information provided to the boards of directors of the Predecessor Funds in connection with these boards' approvals, at their joint meetings on August 11, 12 and 13, 2008, of the continuance of their respective Predecessor Management Agreements and (ii) the information which these boards received subsequent to the August meetings. For further information about the renewal of a Predecessor Management Agreement for the Predecessor Fund, please see the Predecessor Fund's Semiannual Reports to Shareholders dated December 31, 2008.(1)

A copy of each Predecessor Fund's Semiannual Report may be obtained, without charge, from the Trust or Waddell & Reed, Inc. by calling 1.888.WADDELL or at waddell.com.

(1)Waddell & Reed Advisors Accumulative Fund is the successor to Waddell & Reed Advisors Funds, Inc. Accumulative Fund; Waddell & Reed Advisors Asset Strategy Fund is the successor to Waddell & Reed Advisors Asset Strategy Fund, Inc.; Waddell & Reed Advisors Continental Income Fund is the successor to Waddell & Reed Advisors Continental Income Fund, Inc.; Waddell & Reed Advisors Core Investment Fund is the successor to Waddell & Reed Advisors Funds, Inc. Core Investment Fund; Waddell & Reed Advisors Dividend Opportunities Fund is the successor to Waddell & Reed Advisors Select Funds, Inc. Dividend Opportunities Fund; Waddell & Reed Advisors Energy Fund is the successor to Waddell & Reed Advisors Select Funds, Inc. Energy Fund; Waddell & Reed Advisors International Growth Fund is the successor to Waddell & Reed Advisors International Growth Fund, Inc; Waddell & Reed Advisors New Concepts Fund is the successor to Waddell & Reed Advisors New Concepts Fund, Inc.; Waddell & Reed Advisors Science and Technology Fund is the successor to Waddell & Reed Advisors Funds, Inc. Science and Technology Fund; Waddell & Reed Advisors Small Cap Fund is the successor to Waddell & Reed Advisors Small Cap Fund, Inc.; Waddell & Reed Advisors Tax-Managed Equity Fund is the successor to Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.; Waddell & Reed Advisors Value Fund is the successor to Waddell & Reed Advisors Select Funds, Inc. Value Fund; and Waddell & Reed Advisors Vanguard Fund is the successor to Waddell & Reed Advisors Vanguard Fund, Inc.

SHAREHOLDER MEETING RESULTS
Waddell & Reed Advisors Funds

On May 1, 2009, a special shareholder meeting for Class Y shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202. The meeting was held for the following purpose (and with the following results):

Proposal: To approve a reorganization that would transfer the net assets relating to Class Y shares of Waddell & Reed Advisors Tax-Managed Equity Fund to a corresponding new series of Ivy Funds, Inc., a Maryland Corporation.

For	Against	Abstain

970.77	0.00	244.247

ANNUAL PRIVACY NOTICE
Waddell & Reed Advisors Funds

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

PROXY VOTING INFORMATION
Waddell & Reed Advisors Funds

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.777.6472 and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ending June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION
Waddell & Reed Advisors Funds

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

HOUSEHOLDING NOTICE
Waddell & Reed Advisors Funds

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:
Waddell & Reed Advisors Funds

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page is for your notes and calculations.

The Waddell & Reed Advisors Funds Family

Global/International Funds

      Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

      Waddell & Reed Advisors Accumulative Fund

      Waddell & Reed Advisors Core Investment Fund

      Waddell & Reed Advisors Dividend Opportunities Fund

      Waddell & Reed Advisors New Concepts Fund

      Waddell & Reed Advisors Small Cap Fund

      Waddell & Reed Advisors Tax-Managed Equity Fund

      Waddell & Reed Advisors Value Fund

      Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

      Waddell & Reed Advisors Bond Fund

      Waddell & Reed Advisors Global Bond Fund

      Waddell & Reed Advisors Government Securities Fund

      Waddell & Reed Advisors High Income Fund

      Waddell & Reed Advisors Municipal Bond Fund

      Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

      Waddell & Reed Advisors Cash Management

Specialty Funds

      Waddell & Reed Advisors Asset Strategy Fund

      Waddell & Reed Advisors Continental Income Fund

      Waddell & Reed Advisors Energy Fund

      Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

ANN-WRA-EQ (6-09)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2009, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2008	$ 16,900
		2009	154,680

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2008	$ 1,900
		2009	31,077

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2008	$ 2,300
		2009	35,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2008	$ 640
		2009	24,860

		These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,840 and $90,937 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $132,631 and $143,426 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds
(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 3, 2009

By	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 3, 2009